[LOGO OF PACIFIC CAPITAL FUNDS APPEARS HERE]
MANAGED  BY PACIFIC CAPITAL TRUST. A DIVISION OF BANK OF HAWAII

                                                                   Annual Report

                            [GRAPHIC APPEARS HERE]

July 31, 1999

 Mutual Funds: "Are Not FDIC Insured . Have No Bank Guarantee . May Lose Value

                               Table of Contents

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 4

                      Statements of Assets and Liabilities
                                    Page 28

                            Statements of Operations
                                    Page 31

                      Statements of Changes in Net Assets
                                    Page 34

                       Schedules of Portfolio Investments
                                    Page 38

                         Notes to Financial Statements
                                    Page 68

                              Financial Highlights
                                    Page 82

                         Report of Independent Auditors

 Letter to Shareholders

Dear Shareholders:

The financial markets experienced mixed performance during the past year, as stocks performed favorably and bonds underperformed amid a great deal of volatility. Economic growth remained strong during the period, with U.S. Gross Domestic Product growing at an annual rate of better than 4.00%. Investors worried at the beginning of the period that problems in world financial markets would hurt the U.S. economy. However, interest rates were aggressively reduced across Asian markets, right in line with the easing of the U.S. federal fund rates, which put a floor to most Asian economies and calmed investor fears, restoring liquidity and stimulating growth in U.S. markets. The spring of 1999 witnessed a fast growing economy, a tight labor market, the recovery of overseas markets and the rising prices of commodities, such as oil and copper. These factors triggered concerns that inflation would increase, causing the Federal Reserve Board (Fed) to raise interest rates in June of '99 in an attempt to slow the economy.

Equity Markets
During the 12 months ended July 31, 1999, the Dow Jones Industrial Average/1/ continued to climb closing above 11,000, while the Standard & Poor's Stock Index gained 20.20%./2/ Investors who feared that the problems in overseas markets would hurt the U.S. economy sought liquidity in the stocks of well-established firms. Consequently, shares of these large growth-oriented companies were the stock market's only bright spot early in the period. When the Fed cut rates three times in autumn of 1998 to restore liquidity to world markets, stocks reacted favorably and the market's gains subsequently broadened to include value stocks and shares of small companies. Later, conflicting evidence concerning inflation ignited further turbulence in the equity markets, causing the Fed to step in once again, only this time to increase rates.

Fixed-Income Markets
The global financial crisis also primed the performance of Treasury bonds, as investors sought safety and liquidity in those issues. At first, high quality corporate bonds performed poorly, but rebounded following the three interest rate cuts, as investors took advantage of the relatively high yields on those issues. Later, inflation fears led to rising yields on Treasuries and high-quality corporate bonds, prompting investors to purchase lower-quality bonds due to their relatively high yields and a strong corporate earnings environment.

Fund Performance
The Pacific Capital Funds performed favorably during the period. Although returns on the fixed-income side were hampered by poor performance among bond securities in general, most of the Pacific Capital fixed-income funds outperformed their respective Lipper Indices. For example, the Pacific Capital Tax-Free Securities Fund returned 2.00%+, compared to 1.59% for the Lipper General Municipal Debt Funds Index./3/

The equity markets' strong performance during the period was reflected in the returns of the Pacific Capital stock funds. In particular, the Pacific Capital New Asia Growth Fund capitalized on the rebound in mainland Asia, returning 66.99%+ during the 12 months ended July 31, 1999, compared to a 57.99% gain for the Lipper Pacific ex-Japan Fund Index./4/ Other strong performers included the Pacific Capital Growth Stock Fund, with a 17.40%+ return, and the Pacific Capital Growth and Income Fund, which gained 13.67%+.

The Pacific Capital Funds added four new funds during the period: the Pacific Capital Small Cap Fund, the Pacific Capital International Stock Fund, the Pacific Capital Value Fund, and the Pacific Capital Balanced Fund. With those additions, Pacific Capital now offers an even more well-rounded family of funds. In retrospect, we chose a fortuitous time to start the Small Cap and Value Fund, as those sectors experienced strong rebounds following the introduction of the Funds. Since their inception on December 3, 1998, the Pacific Capital Small Cap Fund and the Pacific Capital Value Fund have returned 6.64%+ and 8.31%+, respectively.

A Long-Term View
We are very confident that the long-term performance of the U.S. economy will be strong--roughly 3% for the next several quarters--due to trends such as technology-driven productivity increases and the aging of the baby boomers. We will pay attention to short-term developments in the markets, but we will not be distracted from our strategy of making long-term investments in quality companies with strong earnings growth potential. On the fixed-income side, we will continue to invest primarily in high-quality issues that we believe offer the best value to protect shareholders' capital while delivering attractive levels of income.

We expect that the recent federal funds rate increase should suffice for now. However, should inflation fears surface later in the year the Fed could raise interest rates one more time to slow the economy. We believe that overseas economies have emerged from the crisis of the past two years, and have begun a gradual rebuilding process. That rejuvenation should be good news for U.S. companies that sell to those markets.

We expect less divergence among the different sectors of the equity markets than we have seen in recent years. For example, going forward, we do not expect small-cap stocks to perform as poorly relative to large-cap stocks as they have for the five-year period prior to February's rebound.

The turbulence of the financial markets during the past twelve months highlights the importance of maintaining a well-diversified portfolio, with allocations to different sectors of the stock and bond markets and a long-term investment strategy. The funds in the Pacific Capital Funds family may help you pursue such a strategy.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions, please contact your registered investment consultant, or the Funds at (800) 258-9232.

Sincerely,

[PHOTO APPEARS HERE]                         [PHOTO APPEARS HERE]

/s/ Walter J. Laskey                         /s/ William J. Barton

Walter J. Laskey                             William J. Barton
Executive Vice President, Bank of Hawaii     Senior Vice President, Manager
Chairperson, Pacific Capital Funds           Investment Management Group
                                             Pacific Century Trust,
                                             a division of Bank of Hawaii

+ Returns are for Class A Shares without sales charge. To find complete performance history, you may refer to each Fund's individual performance overview section.
/1/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (the average is computed by adding the prices of the 30 stock splits, stock dividends and substitutions of stocks).
/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.
/3/ The Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.
/4/ The Lipper Pacific ex-Japan Fund Index consists of funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the Pacific region (including Asian countries) and that specifically do not invest in Japan.

2
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                      [This Page Intentionally Left Blank]

Pacific Capital Growth Stock Fund

[PHOTO OF ROGER KHLOPIN, CFA APPEARS HERE]

Roger Khlopin, CFA Vice President and Portfolio Manger

As Vice President, Mr. Khlopin serves as Equity Investment Team Leader at Pacific Century Trust. Mr. Khlopin has 19 years of experience in the investment industry and is a Chartered Financial Analyst. Prior to joining Pacific Century Trust, he worked for other investment companies, such as Sanford C. Bernstein & Company, Smith Barney and Dean Witter Reynolds. Mr. Khlopin earned a Bachelor of Science at New York University and is a member of the Security Analysts Society of San Francisco.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital Growth Stock Fund returned 17.40%+ (for Class A Shares without sales charge), compared to 20.20% for the S&P 500 Stock Index.

What were the major factors in the equity markets that contributed to the Fund's performance?

The period February through April of 1999, witnessed a pronounced shift in market leadership from growth stocks to value stocks. And with this shift, our growth-style investment strategy fell out of favor. When investing for the Fund, we use a sophisticated screening process to narrow down the universe of several thousand stocks to search for companies that we believe exhibit superior earnings and growth potential and that have a history of strong management. For the period, the market took an opposite approach and favored stocks that were either highly speculative--such as internet stocks--or those that had stumbled in previous years.

What is your outlook for the Fund?

Despite the Fund's weak relative performance in the past year, we see little reason to change our growth style investment strategy. We believe strong returns can be earned over the long-term by concentrating the Fund in dominant companies that operate within the most rapidly expanding segments of the economy. At present, we are emphasizing the technology, health care and consumer cyclical sectors. We believe the Fund looks very attractive on virtually all key measures of growth, profitability and valuation. If inflation and interest rates wobble in the months ahead, as we suspect, we believe the Fund should be well positioned to enjoy a noticeable improvement in its performance relative to its benchmark.

 Pacific Capital Growth Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund, which seeks long-term growth of principal with a secondary objective of dividend income, primarily invests in shares of large, high-quality companies with two characteristics: above-average growth potential and exposure to large global markets. We seek to invest in such companies when their shares trade at attractive levels relative to their growth prospects. When appropriate, the Fund also may invest in shares of smaller firms that we believe demonstrate the potential for extraordinary growth.

[CHART OF PACIFIC CAPITAL GROWTH STOCK FUND APPEARS HERE]

                 Class A      Class B      Class Y      Standard and Poor's
    7/31/89        9,600       10,000       10,000            10,000
    7/31/90       11,027       11,486       11,522            10,647
    7/31/91       12,547       13,069       13,159            12,007
    7/31/92       13,803       14,378       14,517            13,539
    7/31/93       14,470       15,073       15,254            14,713
    7/31/94       15,347       15,987       16,196            15,477
    7/31/95       18,480       19,250       19,536            19,509
    7/31/96       20,007       20,841       21,206            22,739
    7/31/97       29,414       30,640       31,256            34,590
    7/31/98       35,174       36,578       37,494            41,282
    7/31/99       41,295       42,632       44,139            49,623

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Growth and Income Fund

[PHOTO OF CJLYDE POWERS, CFA APPEARS HERE]

Clyde Powers, CFA Vice President and Portfolio Manager

Mr. Powers serves as Vice President on the Equity Investment Team at Pacific Century Trust. Mr. Powers has 27 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining Pacific Century Trust, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance from University of Wisconsin and is a member of the Financial Analysts Federation Institute.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital Growth and Income Fund returned 13.67%+ (for Class A Shares without sales charge), due to a pronounced shift in market leadership, compared to 20.20% for the S&P 500 Index.

What were the major factors in the equity markets that contributed to the Fund's performance?

The period February through April of 1999, witnessed a pronounced shift in market leadership from growth stocks to value stocks. And with this shift, our growth-style investment strategy fell out of favor. The Fund currently retains an overweight position in the technology, health care, capital spending and financial sectors relative to its benchmark. Recently, financial stocks have been one of the worst performing sectors, reflecting fears of a Federal Reserve Board tightening of interest rates. However, as of the period ended July 31, 1999, the financial sector had one of the lowest market valuations and is still delivering good earnings momentum. One of the top-performing sectors for the Fund is technology, specifically, networking companies that are beginning to benefit from the increasing demand to link voice, data and video.

During the period, we focused on companies benefiting from three major trends:
1) strong technology-related capital spending; 2) health care, which may benefit from the aging population, improved treatment regimens and new products for quality of life; and 3) the financial industry's ongoing consolidation/asset-gathering capabilities.

What is your outlook for the Fund?

Recent economic data on productivity gains supports the continuation of large capital budgets for technology and networking in particular. With that in mind, we will continue to focus on the three major trends cited above. We believe the Fund's low cash position and growth orientation is positioned to do well in an environment of continued moderate economic growth, low inflation and a neutral Federal Reserve stance.

 Pacific Capital Growth and Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund seeks to provide current income with a secondary objective of long-term growth of principal by investing in a portfolio of large and medium-sized company shares broadly diversified across industries. We especially favor attractively valued stocks of companies we believe can deliver relatively strong growth within their respective market sectors.

         [CHART OF PACIFIC CAPITAL GROWTH & INCOME FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

             Class A*      Class B   Class Y (No Load)    Standard and Poor's
                                                            500 Stock Index
7/31/89        9,600       10,000       10,000                 10,000
7/31/90       10,392       10,825       10,865                 10,647
7/31/91       11,211       11,678       11,743                 12,007
7/31/92       12,320       12,834       12,943                 13,539
7/31/93       12,677       13,205       13,347                 14,713
7/31/94       12,888       13,425       13,598                 15,477
7/31/95       15,359       15,999       16,230                 19,509
7/31/96       17,195       17,912       18,223                 22,739
7/31/97       25,379       26,436       26,965                 34,590
7/31/98       30,226       31,410       32,187                 41,282
7/31/99       34,357       35,362       36,593                 49,623

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 1999

                                     1 Year     5 Year      10 Year
--------------------------------------------------------------------------------
Class A Shares*                      9.12%       20.67%      13.14%
--------------------------------------------------------------------------------
Class B Shares**                     8.59%       21.28%      13.46%
--------------------------------------------------------------------------------
Class Y Shares (No Load)            13.69%       21.89%      13.85%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

/1/The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital New Asia Growth Fund+

[PHOTO OF TIM GREATON APPEARS HERE]

Tim Greaton
Portfolio Team Manager

Tim Greaton serves as Senior Portfolio Manager of CMG First State (Hong Kong) LLC. Mr. Greaton has acted as the primary portfolio manager, responsible for the day-to-day management of the Fund, since its inception in 1995. Currently at CMG, he provides the investment management group with specific coverage of the Taiwanese, Hong Kong/China and Korean markets. Prior to joining CMG, Mr. Greaton held the position of Portfolio Team Manager at Nicholas Applegate Capital Management ( Hong Kong) from 1997 to 1999, and served as Senior Portfolio Manager of Credit Lyonnais International Asset Management (HK) Limited from 1992 to 1997. Mr. Greaton earned a Bachelor of Political Science in Economics and Chinese. He has also successfully completed graduate programs at Taiwan University and Nanjing University.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

During what has been one of the most turbulent investment environments in recent history, the Fund delivered a return of 66.99% (for Class A Shares without sales charge), versus the MSCI AC Far East Free ex-Japan Index gain of 84.99%, for the 12 months ended 7/31/99.

Significant performance contributors for the Fund, included contract manufacturers in Singapore, leading financial services companies in Korea and Thailand, and companies in India held via Global Depository Receipts. In Hong Kong, we restructured the portfolio away from defensive utilities and telecommunications. Despite our restructuring, we could not take our overall Hong Kong weightings to the benchmark level and, consequently, missed out on the ensuing rally from mid-February to late April.

What were the major factors in the Asian markets that contributed to the Fund's strong performance?

After a strong fourth quarter in 1998, financial markets paused momentarily before regaining momentum to end the first half of 1999 substantially higher. With the exception of Indonesia, all of the "crisis" Asian countries posted positive first-quarter Gross Domestic Product (GDP) growth.

Interest rates were aggressively reduced across Asia right in line with the easing of the U.S. federal fund rates. This aggressive monetary easing coupled with liberal amounts of government pump priming and foreign direct investment in the region have put a floor to most Asian economies. Higher U.S. interest rates are not likely to significantly derail the Asian economic recovery in 1999. A surprising 1.9% first quarter GDP growth for Asia's largest economy-- Japan--was welcomed and, if sustained, would be highly positive for the rest of the region.

Are there any stocks or industry sectors you favor right now?

Stock markets in Asia have risen to reflect a more bullish environment. Consumers in Thailand, Singapore and Malaysia have mustered the confidence to start buying motor cars. Real estate prices in Hong Kong and Singapore are moderately higher, and basic commodity prices like steel, plastics and oil have also recovered from their depressed levels.

What is your outlook for the Fund?

Upward revisions in equity prices stemming from lower interest rates are largely behind us now. Going forward, the earnings potential from recovering business should support and drive equity prices. We expect 1999 to be a year of turnaround where stronger companies will emerge from the crisis more competitive and sensitive to shareholder returns. In this respect, the Fund will continuously seek out companies that are growing faster than the economy in general and whose earnings are on a sustainable upward path.

+ International investing involves increased risk and volatility.

 Pacific Capital New Asia Growth Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of rapidly growing companies located in the developing countries of Asia. The Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in the developing countries of Asia. The Fund does not limit its investments to any particular type or size of company. The Fund focuses on companies whose earnings the Sub-Adviser expects to grow or whose share price it believes is undervalued.

            [CHART OF PACIFIC CAPITAL NEW ASIA GROWTH APPEARS HERE]

                          [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

              Class A*   Class B**  Class Y (No load)   MSCI AC Far East Free ex-Japan
   2/15/95      9,479     10,000       10,000                 10,000
   7/31/95     10,626     10,710       11,220                 10,331
   7/31/96     10,807     10,997       11,444                 10,704
   7/31/97     13,650     10,095       14,476                 12,150
   7/31/98      6,617      7,163        7,418                  4,675
   7/31/99     11,656     11,981       12,410                  8,648

Average Annual Total Return as of July 31, 1999

                                                    Since
                                                  Inception
                                     1 Year       (2/15/95)
--------------------------------------------------------------------------------
Class A Shares*                      58.26%         3.50%
--------------------------------------------------------------------------------
Class B Shares**                     61.66%         4.14%
--------------------------------------------------------------------------------
Class Y Shares (No Load)             67.38%         4.97%
--------------------------------------------------------------------------------
 * Reflects 5.25% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00%

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Diversified Fixed Income Fund

[PHOTO OF JANET E. KATAKURA APPEARS HERE]

Janet E. Katakura
Vice President and Portfolio Manager

As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 27 years prior experience in the investment industry, her most recent 17 years at Pacific Century Trust. Prior to joining Pacific Century Trust, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a Member of the Investment Society of Hawaii.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital Diversified Fixed Income Fund returned 1.02%+ (for Class A Shares without sales charge), due to its longer duration and higher quality, compared to 2.32% for the Merrill Lynch Corporate & Government Master Index.

What major factors in the fixed-income markets contributed to the Fund's performance?

Bonds suffered yet another setback as interest rates rose in the second quarter of 1999, due to inflationary fears caused by strong economic growth and a tight labor market. In addition to an overall increase in rates, several technical factors pushed corporate and government agency spreads to their widest levels this year: 1) concerns over Y2K issues, which caused issuers to come to market earlier in the year; 2) the loss of liquidity in the market due to heavy supply; and 3) higher rates, which diminished investor ability to swap into new issues.

What is your outlook for the Fund?

We have positioned the Fund to achieve maximum income over the long-term. We believe that our strategy of longer-duration, high-quality bonds should help to achieve our objective over the long run. We are currently investing cash flows into government agency securities, which are at very wide yield spreads and offer great values at these levels. By year-end, we anticipate that the supply of fixed-income securities will diminish. The Treasury has already announced fewer and smaller auctions and corporate issuers are bringing their deals in earlier than expected. This should force narrower yield spreads by the first of next year.

 Pacific Capital Diversified Fixed Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the Diversified Fixed Income Fund is to seek a high level of current income. The Fund pursues its objective by investing primarily in high quality corporate bonds and obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     [CHART OF PACIFIC CAPITAL DIVERSIFIED FIXED INCOME FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

                                                         Merrill Lynch Corporate &
              Class A*     Class B    Class Y (No load)   Government Master Index
7/31/89        9,600       10,000         10,000                     10,000
7/31/90        9,992       10,408         10,427                     10,616
7/31/91       10,950       11,406         11,467                     11,704
7/31/92       12,678       13,207         13,305                     13,529
7/31/93       14,339       14,937         15,085                     15,022
7/31/94       13,799       14,374         14,544                     15,026
7/31/95       15,203       15,836         16,187                     16,569
7/31/96       15,757       16,413         16,803                     17,442
7/31/97       17,208       17,925         18,367                     19,324
7/31/98       18,517       19,246         19,827                     20,899
7/31/99       18,705       19,293         20,044                     21,384

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 1999

                                   1 Year     5 Year    10 Year
--------------------------------------------------------------------------------
Class A Shares*                    -2.98%      5.40%      6.46%
--------------------------------------------------------------------------------
Class B Shares**                   -3.55%      5.90%      6.79%
--------------------------------------------------------------------------------
Class Y Shares (No Load)            1.10%      6.63%      7.20%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Corporate & Government Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital U.S. Treasury Securities Fund

[PHOTO OF DAVE TODANI APPEARS HERE]

Dave Todani, CFA
Vice President and Portfolio Manager

Mr. Todani serves as Vice President on the Taxable Fixed-Income Investment Team at Pacific Century Trust. Mr. Todani has 14 years prior investment experience in which he served as a fixed income portfolio manager and treasury officer for Bank of Hawaii. Mr. Todani earned a Bachelor of Business Administration from University of Washington and is a Chartered Financial Analyst.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital U.S. Treasury Securities Fund returned 1.41%+ (for Class A Shares without sales charge), due to its longer duration, compared to 2.78% for the Merrill Lynch U.S. Treasury All Maturity Index.

Beside the longer duration, the Fund was hurt by its holdings of 15- to 24-year bonds, which performed poorly during the period. Such bond maturities typically enable the Fund to lengthen duration and to generate higher yields than 30-year bonds. However, in a declining market, they may tend to do worse than other bonds.

What were the major factors in the Treasury market that contributed to the Fund's performance?

Bonds suffered yet another setback as interest rates rose in the second quarter of 1999, due to inflationary fears caused by strong economic growth and a tight labor market. Despite benign Consumer Price Index/1/ and Producer Price Index/2/ numbers, investor sentiment remained bearish for bonds as selling pressure pushed yields 50 basis points higher over the past three months.

In addition to the overall increase in rates, the yield curve flattened. The greatest rise took place in the intermediate maturity sectors, causing bond funds with intermediate maturities to suffer the greatest losses within the market. Credit spreads, which had tightened in the beginning of the year, began widening as the second quarter ended. Concerns over Y2K issues prompted issuers to come to market earlier in the year. This heavy supply, along with a lack of liquidity in the market, caused spreads to widen.

What is your outlook for the Fund?

We expect that interest rates will trade within a narrow band for the rest of 1999. This suggests a strategy using securities with incremental yield, since price appreciation through duration management is likely to be limited. Within the Treasury universe, the bonds that typically offer the greatest yields are the 15- to 25-year bonds, which have delivered poor returns so far this year. However, with yield spreads of 25 to 30 basis points more than the 30-year long bond, these securities offer tremendous value. We believe that building a position of these securities will help to increase the Funds yield and extend the duration to a target level which is 15% longer than the benchmark.

/1/ The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.
/2/ Producer Price Index is a measure of change in wholesale prices.

 Pacific Capital U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury bonds, notes and bills and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund focuses on maximizing income consistent with prudent investment risk, and varies the average maturity of its investment portfolio from time to time to take advantage of expected changes in interest rates.

     [CHART OF PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND APPEARS HERE]

                          [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

            Class A*   Class Y (No load)  Merrill Lynch U.S. Treasury All Maturity Index
  7/31/89     9,600         10,000                           10,000
  7/31/90    10,008         10,428                           10,594
  7/31/91    10,911         11,407                           11,641
  7/31/92    12,572         13,165                           13,402
  7/31/93    14,029         14,709                           14,862
  7/31/94    13,557         14,230                           14,831
  7/31/95    14,933         15,718                           16,278
  7/31/96    15,439         16,291                           17,103
  7/31/97    16,778         17,744                           18,840
  7/31/98    18,117         19,207                           20,423
  7/31/99    18,372         19,524                           20,990

Average Annual Total Return as of July 31, 1999

                                     1 Year        5 Year         10 Year
--------------------------------------------------------------------------------
Class A Shares*                      -2.64%         5.39%          6.28%
--------------------------------------------------------------------------------
Class Y Shares (No Load)              1.65%         6.53%          6.92%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ The quoted performance of the Pacific Capital U.S. Treasury Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital U.S. Treasury Securities Fund is measured against the Merrill Lynch U.S. Treasury All Maturity Index, an unmanaged index generally representative of the performance of both short-term and long-term U.S. Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Short Intermediate U.S. Treasury Securities Fund

[PHOTO OF APPEARS HERE]

Dave Todani
Vice President and Portfolio Manager

Mr. Todani serves as Vice President on the Taxable Fixed-Income Investment Team at Pacific Century Trust. Mr. Todani has 14 years prior investment experience in which he served as a fixed income portfolio manager and treasury officer for Bank of Hawaii. Mr. Todani earned a Bachelor of Business Administration from University of Washington and is a Chartered Financial Analyst.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?
For the 12 months ended 7/31/99, the Pacific Capital Short Intermediate U.S. Treasury Securities Fund returned 2.79% (for Class A Shares without sales charge), due to its longer duration, compared to 4.18% for the Merrill Lynch 3-5-Year U.S. Treasury Index.

The use of six-year securities to slightly extend the duration of the Fund beyond that of the benchmark hurt its performance, as the yield on six-year issues rose 65 basis points during the period, compared to 58 basis points for five-year Treasury securities.

What were the major factors in the Treasury market that contributed to the Fund's performance?
Bonds suffered yet another setback as interest rates rose in the second quarter of 1999, due to inflationary fears caused by strong economic growth and a tight labor market. Despite benign Consumer Price Index/1/ and Producer Price Index/2/ numbers, investor sentiment remained bearish for bonds as selling pressure pushed yields 50 basis points higher over the past three months of 1999.

In addition to the overall increase in rates, the yield curve flattened. The greatest rise took place in intermediate maturity sectors, causing bond funds with intermediate maturities to suffer the greatest losses within the market. Credit spreads, which had tightened early in the year, began widening as the second quarter ended. Concerns over Y2K issues caused issuers to come to market earlier in the year. This heavy supply, along with a lack of liquidity in the market, caused spreads to widen.

What is your outlook for the Fund?
We will maintain a bullet-structured portfolio (maturities concentrated in the middle of the yield curve) that concentrates on securities in the Merrill Lynch 3-5-Year U.S. Treasury Index universe. We will position the duration of the Fund close to the 2-5 year average life requirements of the benchmarks as we anticipate the short-term prospect of further federal fund's rate tightening.

/1/ The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.
/2/ Producer Price Index is a measure of change in wholesale prices.

 Pacific Capital Short Intermediate U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The primary investment objective of the Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury securities and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund maintains an average maturity of two to five years. The Fund focuses on maximizing income consistent with prudent investment risk within this maturity range.

          [CHART OF PACIFIC CAPITAL SHORT INTERMEDIATE U.S. TREASURY
                         SECURITIES FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

             Class A*   Class Y (No load)  Merrill Lynch 3-5 Year U.S. Treasury
                                                     Index
  12/13/93     9,775           10,000                10,000
   7/31/94     9,506            9,724                 9,878
   7/31/95    10,103           10,363                10,766
   7/31/96    10,497           10,797                11,266
   7/31/97    11,223           11,573                12,316
   7/31/98    11,657           12,340                13,171
   7/31/99    12,254           12,711                13,722


Average Annual Total Return as of July 31, 1999

                                                             Since
                                                           Inception
                                     1 Year     5 Year     (12/13/93)
--------------------------------------------------------------------------------
Class A Shares*                      0.49%        4.73%       3.68%
--------------------------------------------------------------------------------
Class Y Shares (No Load)             3.05%        5.50%       4.35%
--------------------------------------------------------------------------------
 * Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund is measured against the Merrill Lynch 3-5-Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

Pacific Capital Tax-Free Securities Fund+

[PHOTO OF YVONNE LIM APPEARS HERE]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Exempt Fixed Income Investment Team at Pacific Century Trust. Ms. Lim has been managing money market and tax-free income portfolios with Pacific Century Trust for over eight years. Her prior experience includes positions in international finance at Bank of Hawaii and a cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science in finance at Hawaii Pacific University and is a Certified Credit Administrator.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital Tax-Free Securities Fund returned 2.00%++ (for Class A Shares without sales charge), due to its longer duration and higher quality, compared to 2.88% for the Lehman Brothers Municipal Bond Index.

What were the major factors in the municipal market that contributed to the Fund's performance?

Municipal bonds continued to slightly outperform Treasuries earlier in the period, but their resilience finally broke down. Spread widening between corporate bonds and agency securities put pressure on municipal yields to maintain their tax benefit. Although issuance was off by 40% compared to last year, cash flow into municipals was anemic. The recent rise in yield has attracted retail investors, but institutional buyers continue to be sidelined by a combination of a lack of cash and the appeal of taxable spread products.

What were the major factors in the Hawaiian Municipal market that contributed to the Fund's performance?

There were no new Hawaiian issuances this past quarter of 1999. The state appears to be in a tentative recovery mode, with real Gross State Product projected in a range of 1% to 2.5% for 1999. Although employment remains flat, personal income--adjusted for inflation--is expected to grow at the rate of 2.5%. The real estate sector continues to show encouraging signs of improvement with transaction volumes increasing significantly. Although the visitor count is still down, the decline has been somewhat offset by an increase in the length of stay. The state's recovery largely depends on the prospect of recovery in Asia, primarily Japan.

What is your outlook for the Fund?

We will continue to maintain a longer duration than that of the benchmark while seeking relative value swap opportunities. We have increased our Hawaiian holdings by swapping out of non-Hawaiian holdings that are trading at tighter spreads. Our outlook continues to be positive despite concerns over further Federal Reserve Board tightening of interest rates. We believe growth during the second half should continue to slow, especially with Y2K related issues. Municipal supply is expected to remain moderately lower compared to last year; however, if spreads continue to widen on taxable bonds, it will cause some pressure on the municipal market.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

 Pacific Capital Tax-Free Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Securities Fund's investment objective is to seek high current income that is exempt from federal and Hawaii income tax. With this in mind, we tend to be more moderate on interest rate bets and look toward more consistent long-term performance. Our strategy is to select bonds, that we believe provide good relative value and structural fit within the context of our interest rate outlook, while heavily emphasizing higher quality bonds and credit analysis. The Fund intends to invest at least 50% to 60% of its holdings in Hawaiian municipal bonds. Our primary goal is to provide the highest level of double tax-exempt income (free from federal and state taxes), while providing diversification through national issues from states that are economically sound and viable.

[CHART OF PACIFIC CAPITAL TAX-FREE SECURITIES FUND APPEARS HERE]

                          [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

             Class A*     Class B       Class Y (No load)  Lehman Brothers Municipal Bond Index
7/31/89        9,600       10,000       10,000                         10,000
7/31/90       10,094       10,514       10,549                         10,693
7/31/91       10,886       11,340       11,399                         11,627
7/31/92       12,315       12,828       12,936                         13,224
7/31/93       13,393       13,951       14,102                         14,393
7/31/94       13,276       13,829       14,005                         14,663
7/31/95       14,164       14,754       15,021                         15,817
7/31/96       14,943       15,566       15,877                         16,861
7/31/97       16,341       17,022       17,398                         18,590
7/31/98       17,185       17,887       18,378                         19,704
7/31/99       17,529       18,138       18,792                         20,271

Average Annual Total Return as of July 31, 1999

                                     1 Year        5 Year         10 Year
--------------------------------------------------------------------------------
Class A Shares*                      -2.07%         4.85%          5.77%
--------------------------------------------------------------------------------
Class B Shares**                     -2.47%         5.41%          6.13%
--------------------------------------------------------------------------------
Class Y Shares (No Load)              2.26%         6.06%          6.51%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

++ The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Tax-Free Short Intermediate Securities Fund+

[PHOTO OF YVONNE LIM APPEARS HERE]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Exempt Fixed Income Investment Team at Pacific Century Trust. Ms. Lim has been managing money market and tax-free income portfolios with Pacific Century Trust for over eight years. Her prior experience includes positions in international finance at Bank of Hawaii and a cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science in finance at Hawaii Pacific University and is a Certified Credit Administrator.

How did the Fund perform compared to its benchmark for the 12-month period ended July 31, 1999?

For the 12 months ended 7/31/99, the Pacific Capital Tax-Free Short Intermediate Securities Fund returned 2.44%++ (for Class A Shares without sales charge), due to its longer duration and higher quality, compared to 3.54% for the Lehman Brothers 5-Year Municipal Bond Index.

What were the major factors in the municipal market that contributed to the Fund's performance?

Municipal bonds continued to slightly outperform Treasuries in the beginning of the period, but their resilience finally broke down. Spread widening between corporate bonds and agency securities put pressure on municipal yields to maintain their tax benefit. Although issuance was off by 40% compared to last year, cash flow into municipals was anemic. The recent rise in yield has attracted retail investors, but institutional buyers continue to be sidelined by a combination of a lack of cash and the appeal of taxable spread products.

What were the major factors in the Hawaiian Municipal market that contributed to the Fund's performance?

There were no new Hawaiian issuances this past quarter of 1999. The state appears to be in a tentative recovery mode, with real Gross State Product projected in a range of 1% to 2.5% for 1999. Although employment remains flat, personal income, adjusted for inflation, is expected to grow at the rate of 2.5%. The real estate sector continues to show encouraging signs of improvement, with transaction volumes increasing significantly. Although the visitor count is still down, the decline has been somewhat offset by an increase in the length of stay. The state's recovery largely depends on the prospect of recovery in Asia, primarily Japan.

What is your outlook for the Fund?

We will continue to maintain a longer duration than that of the benchmark while seeking relative value swap opportunities. We have increased our Hawaiian holdings by swapping out of non-Hawaiian holdings that are trading at tighter spreads. Our outlook continues to be positive despite concerns over further Federal Reserve Board tightening of interest rates. We believe growth during the second half should continue to slow, especially with Y2K related issues. Municipal supply is expected to remain moderately lower compared to last year; however, if spreads continue to widen on taxable bonds, it will cause some pressure on the municipal market.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

 Pacific Capital Tax-Free Short Intermediate Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Short Intermediate Securities Fund seeks to provide a high level of tax exempt income and more price stability than a long term bond fund. The Fund also provides double tax exempt income for residents of Hawaii--50% to 60% of the Fund's holdings are invested in Hawaiian municipal bonds--while fulfilling diversification through national municipal issues.

In selecting bonds, we consider the structure of the yield curve as well as yield ratios relative to treasuries to determine value. We also seek relative value amongst bonds that are of similar structure and quality.

   [CHART OF PACIFIC CAPITAL TAX-FREE INTERMEDIATE SECURITIES APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

             Class A*    Class Y    Lehman Brothers 5-Year Municipal Bond Index
                        (No load)
  7/31/89      9,775     10,000                      10,000
  7/31/90     10,380     10,641                      10,697
  7/31/91     11,062     11,373                      11,616
  7/31/92     11,944     12,301                      13,073
  7/31/93     12,449     12,863                      13,937
  7/31/94     12,651     13,098                      14,326
  7/31/95     13,103     13,640                      15,392
  7/31/96     13,549     14,141                      16,095
  7/31/97     14,235     14,898                      17,262
  7/31/98     14,714     15,469                      18,088
  7/31/99     15,073     15,869                      18,729

Average Annual Total Return as of July 31, 1999

                                     1 Year        5 Year         10 Year
--------------------------------------------------------------------------------
Class A Shares*                       0.16%         3.10%          4.19%
--------------------------------------------------------------------------------
Class Y Shares (No Load)              2.60%         3.91%          4.73%
--------------------------------------------------------------------------------
 * Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

++ The quoted performance of the Pacific Capital Tax-Free Short Intermediate
   Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1989, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital International Stock Fund+

[PHOTO OF CATHERINE SOMHEGYI, LARRY SPEIDEL, LORETTA MORRIS, AND MELISA GRIGOLITE APPEARS HERE]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi, Larry Speidell, Loretta Morris, and Melisa Grigolite is responsible for the day-to-day management of the Fund. Ms. Somhegyi, with 14 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Speidell has more than 28 years investment management experience, including prior experience with Batterymarch Financial Management and Putnam Management Company. Ms. Morris and Ms. Grigolite are responsible for international portfolio management and research.

How did the Fund perform since its inception on 12/2/98 compared to its benchmark?

For the eight months ended 7/31/99, the Pacific Capital International Stock Fund outperformed its benchmark, posting a strong return of 19.60%++ (for Class A Shares without sales charge), compared to 11.28% for the MSCI EAFE Index.

Performance was aided by the increased allocation to Japan along with specific stock selection, such as Soft Bank (2.32% of the Fund's net assets), as well as holdings in the semiconductor and technology sectors in Europe.

What major factors in the international markets contributed to the Fund's performance?

Only the United States responded to concerns about increasing inflationary pressures, by modestly raising the federal funds rate as the strength of the U.S. economy, coupled with signs of improvement in Japan and Continental Europe continued. The improving outlook for Europe and Japan also resulted in a weaker dollar versus the euro and yen.

Corporate restructuring in Japan is slow but still encouraging. On the flip side, hostile takeovers appear to be one result of the introduction of a single currency in Europe, fueling the rapid pace of European and cross-border mergers and acquisitions that continued throughout the period.

Although the U.S. economy remains robust, the risk of an impact on global markets from the continuing increase in U.S. interest rates appears low. We expect that the recent federal funds rate increase should suffice for now. In the meantime, fundamentals for many companies, especially in Asia, continue to improve.

What is your outlook for the Fund?

We have increased exposure to Japan substantially this year, going from under 17% as of 12/31/98 to over 28% as of the end of July 1999. We are now overweighted instead of underweighted in comparison to the Fund's benchmark, the MSCI EAFE Index.

We have trimmed back slightly on our exposure to emerging markets. Going forward, we will seek to remain overweighted in technology and will have an almost neutral weighting in energy.

+  International investing involves increased risk and volatility.
++ Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Pacific Capital International Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the International Stock Fund primarily invests in preferred and common stocks of foreign companies. The Fund may invest in these securities directly or through other investment companies or trusts. The Fund is not limited to any particular type of company or to any geographic region of the world.

       [CHART OF PACIFIC CAPITAL INTERNATIONAL STOCK FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

                 Class A*     Class B**    Class Y (No load)     MSCI EAFE Index

    12/2/98        9,479       10,000          10,000                 10,000
    7/31/99       11,336       11,400          11,990                 11,128


Average Annual Total Return as of July 31, 1999

                                                             Since
                                                           Inception
                                                           (12/2/98)
--------------------------------------------------------------------------------
Class A Shares*                                              13.36%
--------------------------------------------------------------------------------
Class B Shares**                                             14.00%
--------------------------------------------------------------------------------
Class Y Shares (No Load)                                     19.90%
--------------------------------------------------------------------------------
 * Reflects 5.25% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00%

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index, which is unmanaged and is generally representative of the performance of major stock markets in those regions. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Value Fund

[PHOTO OF DAVE ZERFOSS APPEARS HERE]

[PHOTO OF SCOTT TAKEMOTO APPEARS HERE]

A team comprised of Dave Zerfoss, Scott Takemoto, and Derwin Osada is responsible for the management of the Fund. Mr. Zerfoss has 32 years prior investment experience and currently serves as Vice President and Manager, Pacific Century Investment Group. Prior to joining Pacific Century Trust, Mr. Zerfoss held the position of Portfolio Manager with First National Bank of Chicago. Mr. Zerfoss earned a Bachelor of Arts in business/economics from Ripon College and is a Chartered Financial Analyst. Mr. Takemoto serves as Vice President on the Equity Investment Team and has seven years prior experience as Sector Analyst and Senior Portfolio Manager with Pacific Century Trust. Mr. Takemoto earned a Bachelor of Business Administration from Santa Clara University and is a Chartered Financial Analysts. Derwin Osada has five years investment experience with Pacific Century Trust and currently serves as Investment Officer and Security Analyst. Mr. Osada earned a Bachelor of Science from University of Southern California. Together, the Value Fund team has a combined 44 years of investment management experience.

How did the Fund perform since its inception on 12/3/98 compared to its benchmark?

For the eight months ended 7/31/99, the Pacific Capital Value Fund returned 8.31%+ (for Class A Shares without sales charge), compared to 15.47% for the S&P Barra Value Index.

What were the major factors in the equity markets that contributed to the Fund's performance?

For the period, very few sectors outperformed the aggregate market. The market rewarded only those who were heavily weighted in capital goods, communication services, energy and technology. Our underweight position in capital goods and focus on retailers caused us to underperform the benchmark. On the other hand, the Fund participated in the market through overweighted exposures in technology and communication services, with a very aggressive stance in energy service companies.

We believe that the current run in deep cyclical stocks, due to the bottoming in external markets, is not sustainable. In addition, we expect that current valuations will not allow for a continuation of this rally. Though we have seen confirmation of firming ground abroad, we do not feel that the necessary structural changes have taken place to sustain current growth trends.

What is your outlook for the Fund?

Domestically, we believe that the combination of attractive valuations and growth prospects presents an opportunity in the communication services and technology sectors as well as selected retailers and drug companies. In addition, we see potential rewards in the increased demand for wider band width in data communications that is providing traditional telephone companies more leverage in the economy. We will continue to seek out well-established companies that we believe exhibit attractive valuations relative to the market and show the potential for sustainable earnings growth.

+ Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Pacific Capital Value Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth first and, secondarily, current income, the Value Fund invests primarily in a diversified portfolio of common stocks of companies traded in the United States. The Fund focuses on middle- to large-capitalization companies, specifically those believed to be undervalued relative to their peers.

              [CHART OF PACIFIC CAPITAL VALUE FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

             Class A *  Class B **  Class Y (No load)  Standard & Poor's BARRA Value Index
   12/3/98     9,855     10,000      10,000               10,000
   7/31/99    10,395     10,288      10,856               11,547

Aggregate Total Return as of July 31, 1999

                                                             Since
                                                           Inception
                                                           (12/3/98)
--------------------------------------------------------------------------------
Class A Shares*                                               3.95%
--------------------------------------------------------------------------------
Class B Shares**                                              2.88%
--------------------------------------------------------------------------------
Class Y Shares (No Load)                                      8.56%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Class B Shares were not in existence prior to December 13, 1998. Performance calculated for any period up to and through December 13, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Standard & Poor's BARRA Value Index, an unmanaged index comprised of securities in the Standard & Poor's 500 Stock Index that have a lower-than-average price-to-book ratio. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Small Cap Fund+

[PHOTOS OF CATHERINE SOMHEGYI, LARRY SPEIDEL, MARK STUCKELMAN, AND JOHN KANE CATHERINE SOMHEGYI, LARRY SPEIDEL, MARK STUCKELMAN, AND JOHN KANEAPPEARS HERE]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi, Larry Speidell, Mark Stuckelman, and John Kane is responsible for the day-to-day management of the Fund. Ms. Somhegyi, with 14 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Speidell has more than 28 years investment management experience, including prior experience with Batterymarch Financial Management and Putnam Management Company. Mr. Stuckelman, Portfolio Manager, has 7 years investment experience, and was previously a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Mr. Kane, with 29 years of economic investment experience, previously directed the investment group at ARCO Investment Management Company.

How did the Fund perform since its inception on 12/3/98 compared to its benchmark?

For the eight months ended 7/31/99, the Pacific Capital Small Cap Fund returned 6.64%++ (for Class A Shares without sales charge), compared to 5.99% for the Russell 2000 Value Index.

Performance was aided principally by stock selection in the technology and retail consumer sectors.

What major factors in the small-capitalization equity market contributed to the Fund's performance?

Only the United States responded to concerns about increasing inflationary pressures, by modestly raising the federal funds rate, as the strength of the U.S. economy, coupled with signs of improvement in Japan and Continental Europe continued.

In May and June, small-capitalization stocks continued the rally that began at the start of the second quarter of 1999, staging a comeback that would reverse the first-quarter decline. At the same time, small-cap value companies outperformed growth stocks, reflecting in part the heightening prospects of the cyclical sectors, such as chemicals and steel. The improving global economic outlook appears poised to favor value over growth, and valuations within the value sector remain extremely attractive. In addition, acquisitions remain a feature of the small-capitalization universe, as companies take advantage of these attractive valuations.

What is your outlook for the Fund?

Our global outlook for the Fund now favors the value style of the portfolio over the growth portion. So far, there have been only minor shifts between the two during the period. Companies that we currently own continue to be acquisition targets. We believe the Fund is positioned to do well in this type of environment.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
++ Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Pacific Capital Small Cap Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the Small Cap Fund primarily invests in a diversified portfolio of common stocks of smaller U.S. companies that the adviser believes to be exhibiting solid fundamental strength and attractive valuations.

            [CHART OF PACIFIC CAPITAL SMALL CAP FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment

              Class A*   Class B**  Class Y (No load)    Russell 2000 Value Index
   12/3/98      9,719     10,000     10,000                         10,000
   7/31/99     10,108     10,113     10,675                         10,599

Aggregate Total Return as of July 31, 1999

                                                             Since
                                                           Inception
                                                            (12/3/98)
--------------------------------------------------------------------------------
Class A Shares*                                               1.08%
--------------------------------------------------------------------------------
Class B Shares**                                              1.13%
--------------------------------------------------------------------------------
Class Y Shares (No Load)                                      6.75%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Maximum Contingent Deferred Sales Charge of 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Pacific Capital Balanced Fund

[PHOTO OF CLYDE POWERS APPEARS HERE]

[PHOTO OF ROGER KHLOPIN, CFA APPEARS HERE]

A team comprised of Clyde Powers, equity investment manager, and Dave Todani, fixed-income investment manager, is responsible for the management of the Fund. Mr. Powers serves as Vice President on the Equity Investment Team at Pacific Century Trust. Mr. Powers has 27 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining Pacific Century Trust, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance from University of Wisconsin and is a member of the Financial Analysts Federation Institute. Mr. Todani serves as Vice President on the Taxable Fixed-Income Investment Team at Pacific Century Trust. Mr. Todani has 14 years prior investment experience in which he served as a fixed income portfolio manager and treasury officer for Bank of Hawaii. Mr. Todani earned a Bachelor of Business Administration from University of Washington and is a Chartered Financial Analyst. Together, the Balanced Fund team has a combined 40 years of investment management experience.

How did the Fund perform since its inception on June 21, 1999, compared to its benchmarks?

The Pacific Capital Balanced Fund is split into two positions: an equity portfolio and a fixed-income portfolio and, therefore, has two benchmarks. From inception on 6/21/99 to 7/31/99, the Fund returned -1.95+ (for Class A Shares without sales charge), compared to -0.72% for the S&P 500 Stock Index and - 0.28% for the Lehman Brothers Government/Corporate Bond Index.

Since the Pacific Capital Balanced Fund has a short performance history, to give you a better perspective, we are also comparing the Fund to the Lipper Balanced Fund Index/1/, which returned -0.87% for the 12 months ended 7/31/99.

What were the major factors in the equity market that contributed to the Fund's performance?

The equity portion of the Fund underperformed its benchmark since inception 6/21/99 to 7/31/99. The negative performance of the Fund reflects a substantial change in market leadership toward value and away from growth. The Fund currently retains an overweighting in the technology, health care, capital spending and financial sectors. Recently, financial stocks have been one of the worst performing sectors, reflecting fears of a Federal Reserve Board tightening of interest rates. However, as of 7/31/99, the financial sector has one of the lowest market valuations and is still delivering good earnings momentum. One of the top-performing sectors for the Fund is technology, specifically, networking companies that are beginning to benefit from the increasing demand to link voice, data and video. Corporate profits have dramatically accelerated and are exceeding analysts' expectations.

What major factors in the fixed-income market contributed to the Fund's performance?

The Fund's fixed-income performance trailed the Lehman Brothers Government/Corporate Bond Index, based on the Fund's longer duration of 5.82 years versus 5.43 years for the Fund's benchmark. More importantly, the Fund has a higher concentration of securities in the intermediate maturity sector of the yield curve in comparison to the index. Since interest rates increased more in this segment of the yield curve, the Fund underperformed the benchmark.

What is your outlook for the Fund?

In our opinion, with its low cash position, growth stock orientation and longer fixed-income duration, the Fund is positioned to do well in an environment of continued moderate economic growth, low inflation and neutral Federal Reserve stance.

/1/ The Lipper Balanced Fund Index consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 Pacific Capital Balanced Fund

--------------------------------------------------------------------------------
Fund Objective:

By investing in a diversified portfolio of equity and fixed-income securities, the Balanced Fund seeks to provide investors current income with a secondary emphasis on long-term capital appreciation and less fluctuation than a pure stock mutual fund.

Fixed-Income Portfolio:
Invests in a diversified portfolio of high-quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Growth Portfolio:
Invests in a broad range of industries, targeting large and medium-sized companies, with the flexibility to invest in small-cap companies when appropriate. The equity management team emphasizes a growth style of investing, looking for attractively valued companies that it believes will grow faster than other companies within their respective industries.

             [CHART OF PACIFIC CAPITAL BALANCED FUND APPEARS HERE]

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment


            Class A*    Class B**   Class Y (No load)  Standard & Poor's   Lehman Brothers Government/
                                                         500 Stock Index       Corporate Bond Index
   6/21/99     9,479       10,000          10,000            10,000                 10,000
   7/31/99     9,373        9,265           9,806             9,928                  9,972

Aggregate Total Return as of July 31, 1999

                                                             Since
                                                           Inception
                                                           (6/21/99)
--------------------------------------------------------------------------------
Class A Shares*                                              -5.91%
--------------------------------------------------------------------------------
Class B Shares**                                             -6.98%
--------------------------------------------------------------------------------
Class Y Shares (No Load)                                     -1.94%
--------------------------------------------------------------------------------
 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects 5.00% Maximum Contingent Deferred Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the Pacific Capital Balanced Fund is measured against the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index. Both indices are unmanaged. The S&P 500 Stock Index is generally representative of the domestic stock universe, and the Lehman Brothers Government/Corporate Bond Index is representative of corporate and U.S. Government bonds. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999

                               Growth     Growth and   New Asia    Diversified
                               Stock        Income      Growth     Fixed Income
                                Fund         Fund        Fund          Fund
                            ------------ ------------ -----------  ------------
         ASSETS:
Investments, at value
 (cost $312,103,679;
 $138,661,719;
 $14,727,654;
 $205,740,224)............  $408,067,106 $176,636,827 $18,548,967  $200,427,508
Foreign currency (cost
 $503,917)................           --           --      507,406           --
Interest and dividends
 receivable...............       249,925      133,751      19,108     3,526,648
Receivable for capital
 shares issued............        71,842       75,683       5,000        18,000
Receivable from brokers
 for investments sold.....     9,032,440    2,511,143       6,290           --
Prepaid expenses and other
 assets...................         2,502        1,146         144         1,186
                            ------------ ------------ -----------  ------------
  Total Assets............   417,423,815  179,358,550  19,086,915   203,973,342
                            ------------ ------------ -----------  ------------
       LIABILITIES:
Dividends payable.........           --           --          --        122,719
Payable to brokers for
 investments purchased....     7,288,368    3,434,055     393,547           --
Payable for capital shares
 redeemed.................        44,516        5,000       3,346           --
Accrued expenses and other
 payables:
 Investment advisory fees.       293,633      124,837      14,470        78,660
 Administration fees......         7,307        3,129         305         3,588
 Distribution fees........        12,313        9,085         750         2,083
 Other....................        74,073       33,957      30,281        47,696
                            ------------ ------------ -----------  ------------
  Total Liabilities.......     7,720,210    3,610,063     442,699       254,746
                            ------------ ------------ -----------  ------------
       NET ASSETS:
Capital (no par value)....   232,260,480  115,076,449  20,923,075   209,484,868
Distributions in excess of
 net investment income....           --           --     (144,757)       (2,428)
Undistributed
 (distributions in excess
 of) net realized gains
 from investment
 transactions.............    81,479,698   22,696,930  (5,956,219)     (451,128)
Net unrealized
 appreciation from foreign
 currency transactions....           --           --          804           --
Net unrealized
 appreciation
 (depreciation) from
 investments..............    95,963,427   37,975,108   3,821,313    (5,312,716)
                            ------------ ------------ -----------  ------------
  Net Assets..............  $409,703,605 $175,748,487 $18,644,216  $203,718,596
                            ============ ============ ===========  ============
Net Assets
 Class A..................  $ 17,417,249 $  9,592,557 $ 2,379,492  $  2,227,733
 Class B..................     9,988,304    8,265,159     311,082     2,078,354
 Class Y..................   382,298,052  157,890,771  15,953,642   199,412,509
                            ------------ ------------ -----------  ------------
  Total...................  $409,703,605 $175,748,487 $18,644,216  $203,718,596
                            ============ ============ ===========  ============
Outstanding units of
 beneficial interest
 (shares)
 Class A..................       998,168      507,925     225,155       214,436
 Class B..................       578,061      442,859      29,618       200,401
 Class Y..................    21,765,234    8,352,461   1,504,541    19,076,808
                            ------------ ------------ -----------  ------------
  Total...................    23,341,463    9,303,245   1,759,314    19,491,645
                            ============ ============ ===========  ============
Net Asset Value
 Class A--redemption price
  per share...............  $      17.45 $      18.89 $     10.57  $      10.39
                            ============ ============ ===========  ============
 Class A--maximum sales
  charge..................         4.00%        4.00%       5.25%         4.00%
                            ------------ ------------ -----------  ------------
 Class A--maximum offering
  price per share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted to
  the nearest cent).......  $      18.18 $      19.68 $     11.16  $      10.82
                            ============ ============ ===========  ============
 Class B--offering price
  per share*..............  $      17.28 $      18.66 $     10.50  $      10.37
                            ============ ============ ===========  ============
 Class Y--offering and
  redemption price per
  share...................  $      17.56 $      18.90 $     10.60  $      10.45
                            ============ ============ ===========  ============

--------
*Redemption price per share varies based on length of time shares are held
  (Note 4).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999

                                        Short Intermediate                    Tax-Free
                          U.S. Treasury   U.S. Treasury      Tax-Free    Short Intermediate
                           Securities       Securities      Securities       Securities
                              Fund             Fund            Fund             Fund
                          ------------- ------------------ ------------  ------------------
        ASSETS:
Investments, at value
 (cost $20,489,732;
 $33,491,839;
 $408,691,999;
 $48,417,212)...........   $21,365,377     $33,197,034     $426,138,893     $48,083,681
Interest and dividends
 receivable.............       518,382         769,230        4,904,627         514,315
Prepaid expenses and
 other assets...........           168             181            2,983             392
                           -----------     -----------     ------------     -----------
  Total Assets..........    21,883,927      33,966,445      431,046,503      48,598,388
                           -----------     -----------     ------------     -----------
      LIABILITIES:
Dividends payable.......        14,106          18,171          223,016          19,097
Accrued expenses and
 other payables:
 Investment advisory
  fees..................         6,641           8,712          163,668          16,281
 Administration fees....           388             559            7,561             791
 Distribution fees......           292             127            2,118             170
 Other..................         7,615          12,151           77,341          15,419
                           -----------     -----------     ------------     -----------
  Total Liabilities.....        29,042          39,720          473,704          51,758
                           -----------     -----------     ------------     -----------
      NET ASSETS:
Capital (no par value)..    24,922,947      34,109,119      411,164,327      48,656,633
Undistributed
 (distributions in
 excess of) net
 investment income......       (14,106)             41               (3)             50
Undistributed
 (distributions in
 excess of) net realized
 gains from investment
 transactions...........    (3,929,601)        112,370        1,961,581         223,478
Net unrealized
 appreciation
 (depreciation) from
 investments............       875,645        (294,805)      17,446,894        (333,531)
                           -----------     -----------     ------------     -----------
  Net Assets............   $21,854,885     $33,926,725     $430,572,799     $48,546,630
                           ===========     ===========     ============     ===========
Net Assets
 Class A................   $ 1,368,549     $   594,630     $  4,794,768     $   878,295
 Class B................           --              --         1,756,172             --
 Class Y................    20,486,336      33,332,095      424,021,859      47,668,335
                           -----------     -----------     ------------     -----------
  Total.................   $21,854,885     $33,926,725     $430,572,799     $48,546,630
                           ===========     ===========     ============     ===========
Outstanding units of
 beneficial interest
 (shares)
 Class A................       148,516          63,095          457,026          88,302
 Class B................           --              --           167,446             --
 Class Y................     2,221,295       3,531,080       40,273,312       4,767,465
                           -----------     -----------     ------------     -----------
  Total.................     2,369,811       3,594,175       40,897,784       4,855,767
                           ===========     ===========     ============     ===========
Net Asset Value
 Class A--redemption
  price per share.......   $      9.21     $      9.42     $      10.49     $      9.95
                           ===========     ===========     ============     ===========
 Class A--maximum sales
  charge................         4.00%           2.25%            4.00%           2.25%
                           -----------     -----------     ------------     -----------
 Class A--maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to the
  nearest cent).........   $      9.59     $      9.64     $      10.93     $     10.18
                           ===========     ===========     ============     ===========
 Class B--offering price
  per share*............           --              --      $      10.49     $       --
                           ===========     ===========     ============     ===========
 Class Y--offering and
  redemption price per
  share.................   $      9.22     $      9.44     $      10.53     $     10.00
                           ===========     ===========     ============     ===========

--------
* Redemption price per share varies based on length of time shares are held (Note 4).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999

                          International Stock    Value     Small Cap    Balanced
                                 Fund            Fund        Fund         Fund
                          ------------------- ----------- ----------- ------------
        ASSETS:
Investments, at value
 (cost $72,983,384;
 $72,325,142;
 $30,948,190;
 $154,331,002)..........      $82,710,870     $74,711,253 $31,880,217 $183,562,366
Foreign currency (cost
 $134,177)..............          149,144             --          --           --
Interest and dividends
 receivable.............           40,022          78,083      31,747    1,472,791
Receivable for capital
 shares issued..........           61,734           4,000       2,000       25,632
Receivable from brokers
 for investments sold...        1,576,063       2,661,684     254,317    1,639,221
Prepaid expenses and
 other assets...........           56,607             --          --           --
                              -----------     ----------- ----------- ------------
  Total Assets..........       84,594,440      77,455,020  32,168,281  186,700,010
                              -----------     ----------- ----------- ------------
      LIABILITIES:
Payable to brokers for
 investments purchased..        2,848,979       1,219,473     131,173    2,094,641
Payable for capital
 shares redeemed........              176             --          --           --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................           65,501          54,119      27,754      113,680
 Administration fees....            1,415           1,344         561        3,271
 Distribution fees......               71             366          89          127
 Other..................           58,710          65,503      21,475       39,114
                              -----------     ----------- ----------- ------------
  Total Liabilities.....        2,974,852       1,340,805     181,052    2,250,833
                              -----------     ----------- ----------- ------------
      NET ASSETS:
Capital (no par value)..       70,806,266      73,418,601  29,831,701  155,933,204
Undistributed
 (distributions in
 excess of) net
 investment income......         (764,583)            --        3,711       71,641
Undistributed
 (distributions in
 excess of) net realized
 gains from investment
 transactions...........        1,831,149         309,503   1,219,790     (787,032)
Net unrealized
 appreciation from
 foreign currency
 transactions...........           19,270             --          --           --
Net unrealized
 appreciation from
 investments............        9,727,486       2,386,111     932,027   29,231,364
                              -----------     ----------- ----------- ------------
  Net Assets............      $81,619,588     $76,114,215 $31,987,229 $184,449,177
                              ===========     =========== =========== ============
Net Assets
 Class A................      $   264,650     $   178,340 $    93,185 $     61,730
 Class B................          102,224         472,300      81,894      306,822
 Class Y................       81,252,714      75,463,575  31,812,150  184,080,625
                              -----------     ----------- ----------- ------------
  Total.................      $81,619,588     $76,114,215 $31,987,229 $184,449,177
                              ===========     =========== =========== ============
Outstanding units of
 beneficial interest
 (shares)
 Class A................           22,120          17,193       8,740        6,305
 Class B................            8,590          45,692       7,715       31,358
 Class Y................        6,779,621       7,272,920   2,980,800   18,801,560
                              -----------     ----------- ----------- ------------
  Total.................        6,810,331       7,335,805   2,997,255   18,839,223
                              ===========     =========== =========== ============
Net Asset Value
 Class A-- redemption
  price per share.......      $     11.96     $     10.37 $     10.66 $       9.79
                              ===========     =========== =========== ============
 Class A-- maximum sales
  charge................            5.25%           4.00%       5.25%        4.00%
                              -----------     ----------- ----------- ------------
 Class A-- maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to the
  nearest cent).........      $     12.62     $     10.80 $     11.25 $      10.20
                              ===========     =========== =========== ============
 Class B-- offering
  price per share*......      $     11.90     $     10.34 $     10.61 $       9.78
                              ===========     =========== =========== ============
 Class Y-- offering and
  redemption price per
  share.................      $     11.98     $     10.38 $     10.67 $       9.79
                              ===========     =========== =========== ============

--------
* Redemption price per share varies based on length of time shares are held (Note 4).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999

                              Growth     Growth and    New Asia   Diversified
                              Stock        Income       Growth    Fixed Income
                               Fund         Fund         Fund         Fund
                           ------------  -----------  ----------  ------------
Investment Income:
Interest income..........  $        --   $       --   $    3,071  $ 11,126,149
Dividend income..........     2,953,069    2,197,262     286,299       107,061
Foreign withholding tax..        (7,023)      (1,015)    (27,943)          --
                           ------------  -----------  ----------  ------------
  Total Income...........     2,946,046    2,196,247     261,427    11,233,210
                           ------------  -----------  ----------  ------------
Expenses:
Investment advisory fees.     3,174,082    1,407,043     149,051     1,110,493
Administration fees......       793,528      351,764      33,123       370,167
Distribution fees-Class
 A.......................       118,456       65,235      13,517        16,932
Distribution fees-Class
 B.......................        41,693       46,399       1,199         9,618
Accounting fees..........       117,822       57,307      13,599        63,480
Custodian fees...........        33,339       16,975      86,572        14,288
Transfer agent fees......       104,982       89,120      45,425        64,056
Trustees' fees and
 expenses................        29,066       12,964       1,223        13,872
Other....................       134,344       66,282       9,960        66,342
                           ------------  -----------  ----------  ------------
  Total expenses before
   voluntary fee
   reductions............     4,547,312    2,113,089     353,669     1,729,248
  Expenses voluntarily
   reduced...............      (237,677)    (113,843)    (17,292)     (362,945)
  Expenses reimbursed....           --           --      (16,234)          --
                           ------------  -----------  ----------  ------------
  Net Expenses...........     4,309,635    1,999,246     320,143     1,366,303
                           ------------  -----------  ----------  ------------
Net Investment Income
 (Loss)..................    (1,363,589)     197,001     (58,716)    9,866,907
                           ------------  -----------  ----------  ------------
Realized/Unrealized Gains
 (Losses) from
 Investments:
Net realized losses from
 foreign currency
 transactions............           --           --      (87,320)          --
Net realized gains from
 investment transactions.    82,863,384   22,746,316   1,126,605     2,246,080
Net change in unrealized
 appreciation from
 foreign currency
 transactions............           --           --          804           --
Net change in unrealized
 appreciation
 (depreciation) from
 investments.............   (15,713,446)     742,543   7,250,165   (11,060,792)
                           ------------  -----------  ----------  ------------
Net realized and
 unrealized gains
 (losses) from
 investments.............    67,149,938   23,488,859   8,290,254    (8,814,712)
                           ------------  -----------  ----------  ------------
Change in net assets
 resulting from
 operations..............  $ 65,786,349  $23,685,860  $8,231,538  $  1,052,195
                           ============  ===========  ==========  ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999

                                        Short Intermediate                    Tax-Free
                          U.S. Treasury   U.S. Treasury      Tax-Free    Short Intermediate
                           Securities       Securities      Securities       Securities
                              Fund             Fund            Fund             Fund
                          ------------- ------------------ ------------  ------------------
Investment Income:
Interest income.........   $1,456,293       $1,567,153     $ 22,869,566      $2,155,699
Dividend income.........       16,646           16,965           43,630          16,784
                           ----------       ----------     ------------      ----------
  Total Income..........    1,472,939        1,584,118       22,913,196       2,172,483
                           ----------       ----------     ------------      ----------
Expenses:
Investment advisory
 fees...................      138,990          139,329        2,562,677         250,238
Administration fees.....       46,330           56,852          854,231         100,096
Distribution fees-Class
 A......................        9,173            5,213           31,689           5,752
Distribution fees-Class
 B......................          --               --             6,330             --
Accounting fees.........        9,234           10,544          144,718          21,449
Transfer agent fees.....       32,714           33,338           80,534          36,121
Trustees' fees and
 expenses...............        1,840            2,152           33,040           3,921
Other...................       14,448           17,893          163,478          30,590
                           ----------       ----------     ------------      ----------
  Total expenses before
   voluntary fee
   reductions...........      252,729          265,321        3,876,697         448,167
  Expenses voluntarily
   reduced..............      (73,294)         (71,741)        (832,641)        (78,907)
                           ----------       ----------     ------------      ----------
  Net Expenses..........      179,435          193,580        3,044,056         369,260
                           ----------       ----------     ------------      ----------
Net Investment Income...    1,293,504        1,390,538       19,869,140       1,803,223
                           ----------       ----------     ------------      ----------
Realized/Unrealized
 Gains (Losses) from
 Investments:
Net realized gains from
 investment
 transactions...........       27,911          204,739        3,256,132         244,995
Net change in unrealized
 depreciation from
 investments............     (910,963)        (790,628)     (13,559,504)       (772,971)
                           ----------       ----------     ------------      ----------
Net realized and
 unrealized gains
 (losses) from
 investments............     (883,052)        (585,889)     (10,303,372)       (527,976)
                           ----------       ----------     ------------      ----------
Change in net assets
 resulting from
 operations.............   $  410,452       $  804,649     $  9,565,768      $1,275,247
                           ==========       ==========     ============      ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                       For the Period Ended July 31, 1999

                          International Stock   Value     Small Cap    Balanced
                                 Fund            Fund        Fund        Fund
                          ------------------- ----------  ----------  -----------
Investment Income:
Interest income.........      $       227     $   20,082  $      --   $   456,348
Dividend income.........          720,027        646,200     327,670      136,119
Foreign withholding tax.          (29,038)          (619)        --           --
                              -----------     ----------  ----------  -----------
   Total Income.........          691,216        665,663     327,670      592,467
                              -----------     ----------  ----------  -----------
Expenses:
Investment advisory
 fees...................          446,428        317,642     225,043      170,951
Administration fees.....           81,169         79,411      40,917       42,738
Distribution fees--Class
 A......................              177            443         266           33
Distribution fees--Class
 B......................              160          1,268         270          130
Accounting fees.........           21,774         14,721       9,600        7,781
Custodian fees..........          110,023          8,284       6,678        2,296
Registration and filing
 fees...................           17,026         47,648       8,616        7,626
Transfer agent fees.....           35,055         34,596      34,071       10,004
Trustees' fees and
 expenses...............            2,741          2,589       1,622        3,608
Other...................           20,434         20,089      13,546       15,416
                              -----------     ----------  ----------  -----------
   Total expenses before
    voluntary fee
    reductions..........          734,987        526,691     340,629      260,583
   Expenses voluntarily
    reduced.............          (56,936)       (16,177)    (28,819)     (29,938)
   Expenses reimbursed..               (9)           --          --           --
                              -----------     ----------  ----------  -----------
   Net Expenses.........          678,042        510,514     311,810      230,645
                              -----------     ----------  ----------  -----------
Net Investment Income...           13,174        155,149      15,860      361,822
                              -----------     ----------  ----------  -----------
Realized/Unrealized
 Gains (Losses) from
 Investments:
Net realized losses from
 foreign currency
 transactions...........         (891,276)           --          --           --
Net realized gains
 (losses) from
 investment
 transactions...........        1,940,303      3,531,933   1,219,833     (787,032)
Net change in unrealized
 appreciation from
 foreign currency
 transactions...........           19,270            --          --           --
Net change in unrealized
 appreciation
 (depreciation) from
 investments............        9,727,486      2,386,111     932,027   (4,066,973)
                              -----------     ----------  ----------  -----------
Net realized and
 unrealized gains
 (losses) from
 investments............       10,795,783      5,918,044   2,151,860   (4,854,005)
                              -----------     ----------  ----------  -----------
Change in net assets
 resulting from
 operations.............      $10,808,957     $6,073,193  $2,167,720  $(4,492,183)
                              ===========     ==========  ==========  ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                               Growth Stock Fund          Growth and Income Fund         New Asia Growth Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended          Ended          Ended
                          July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                          -------------  -------------  -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $  (1,363,589) $   (281,128)  $    197,001   $    548,082   $    (58,716)  $    234,004
 Net realized losses
  from foreign currency
  transactions..........            --            --             --             --         (87,320)      (234,378)
 Net realized gains
  (losses) from security
  transactions..........     82,863,384    80,853,461     22,746,316     25,362,538      1,126,605     (7,081,708)
 Net change in
  unrealized
  appreciation from
  foreign currency
  transactions..........            --            --             --             --             804         13,266
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    (15,713,446)  (13,215,903)       742,543         (4,884)     7,250,165     (5,104,722)
                          -------------  ------------   ------------   ------------   ------------   ------------
Change in net assets
 resulting from
 operations.............     65,786,349    67,356,430     23,685,860     25,905,736      8,231,538    (12,173,538)
                          -------------  ------------   ------------   ------------   ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................            --            --             --         (11,210)           --             --
 In excess of net
  investment income.....            --         (3,666)        (1,866)           --          (5,526)           --
 From net realized gain
  on investment.........     (2,467,584)   (1,563,676)      (950,873)      (376,436)           --        (256,220)
Distributions to Class B
 Shareholders:
 From net investment
  income................            --            --             --             (16)           --             --
 In excess of net
  investment income.....            --            --             --             --             (28)           --
 From net realized gain
  on investment.........       (378,014)          --        (397,782)           --             --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................            --            --        (248,888)      (577,057)           --         (34,752)
 In excess of net
  investment income.....            --       (207,716)           --             --         (84,417)           --
 From net realized gain
  on investment.........    (61,334,551)  (29,415,345)   (19,162,674)   (10,964,762)           --      (1,580,467)
                          -------------  ------------   ------------   ------------   ------------   ------------
 Change in net assets
  from shareholder
  distributions.........    (64,180,149)  (31,190,403)   (20,762,083)   (11,929,481)       (89,971)    (1,871,439)
                          -------------  ------------   ------------   ------------   ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................     79,661,804    61,390,872     60,203,498     61,397,118      5,848,670     10,910,662
 Proceeds from shares
  issued in conjunction
  with common trust fund
  conversion............            --    120,286,123            --             --             --             --
 Dividends reinvested...     56,213,864    30,004,614     15,438,529     11,214,838         30,017      1,781,940
 Cost of shares
  redeemed..............   (118,131,204)  (65,643,901)   (76,436,728)   (40,516,157)   (11,625,483)    (4,232,779)
                          -------------  ------------   ------------   ------------   ------------   ------------
 Change in net assets
  from share
  transactions..........     17,744,464   146,037,708       (794,701)    32,095,799     (5,746,796)     8,459,823
                          -------------  ------------   ------------   ------------   ------------   ------------
 Change in net assets...     19,350,664   182,203,735      2,129,076     46,072,054      2,394,771     (5,585,154)
Net Assets:
 Beginning of period....    390,352,941   208,149,206    173,619,411    127,547,357     16,249,445     21,834,599
                          -------------  ------------   ------------   ------------   ------------   ------------
 End of period..........  $ 409,703,605  $390,352,941   $175,748,487   $173,619,411   $ 18,644,216   $ 16,249,445
                          =============  ============   ============   ============   ============   ============
Undistributed
 (distributions in
 excess of) net
 investment income......  $         --   $     (2,939)           --    $      4,407   $   (144,757)  $    (99,662)
                          -------------  ------------   ------------   ------------   ------------   ------------
Share Transactions:
 Issued.................      4,701,265     3,654,051      3,342,327      3,473,316        754,122      1,257,574
 Shares issued in
  conjunction with
  common trust fund
  conversion............            --      8,205,056            --             --             --             --
 Reinvested.............      3,615,888     1,991,083        888,924        692,899          4,058        202,979
 Redeemed...............     (6,900,492)   (3,860,118)    (4,190,172)    (2,291,282)    (1,549,662)      (476,926)
                          -------------  ------------   ------------   ------------   ------------   ------------
Change in Shares........      1,416,661     9,990,072         41,079      1,874,933       (791,482)       983,627
                          =============  ============   ============   ============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                                                        Short Intermediate
                               Diversified Fixed               U.S. Treasury               U.S. Treasury
                                  Income Fund                 Securities Fund             Securities Fund
                          ----------------------------  --------------------------- ----------------------------
                          For the Year   For the Year   For the Year  For the Year  For the Year   For the Year
                              Ended          Ended          Ended         Ended         Ended          Ended
                          July 31, 1999  July 31, 1998  July 31, 1999 July 31, 1998 July 31, 1999  July 31, 1998
                          -------------  -------------  ------------- ------------- -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income..  $  9,866,907   $  8,386,557    $ 1,293,504   $ 1,303,898  $  1,390,538   $  1,603,671
 Net realized gains from
  investment
  transactions..........     2,246,080      1,495,447         27,911       144,578       204,739        164,505
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   (11,060,792)     1,593,062       (910,963)      311,969      (790,628)        82,834
                          ------------   ------------    -----------   -----------  ------------   ------------
Change in net assets
 resulting from
 operations.............     1,052,195     11,475,066        410,452     1,760,445       804,649      1,851,010
                          ------------   ------------    -----------   -----------  ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (114,707)       (73,933)       (62,892)      (57,773)      (32,280)       (31,037)
 In excess of net
  investment income.....           --             --          (2,745)          --            --             --
 From net realized gain
  on investment.........       (20,918)           --             --            --         (3,262)           --
 In excess of net
  realized gain on
  investment
  transactions..........          (552)           --             --            --            --             --
Distributions to Class B
 Shareholders:
 From net investment
  income................       (42,422)        (1,753)           --            --            --             --
 From net realized gain
  on investment.........        (3,067)           --             --            --            --             --
 In excess of net
  realized gain on
  investment
  transactions..........        (2,179)           --             --            --            --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................    (9,709,748)    (8,310,871)    (1,214,297)   (1,246,125)   (1,358,257)    (1,572,634)
 In excess of net
  investment income.....           --             --         (13,570)          --            --             --
 From net realized gain
  on investment.........    (1,156,463)           --             --            --       (102,224)           --
 In excess of net
  realized gain on
  investment
  transactions..........      (450,857)           --             --            --            --             --
                          ------------   ------------    -----------   -----------  ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (11,500,913)    (8,386,557)    (1,293,504)   (1,303,898)   (1,496,023)    (1,603,671)
                          ------------   ------------    -----------   -----------  ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................   106,729,331     49,530,803      1,384,459       543,006    68,454,032      7,264,845
 Proceeds from shares
  issued in conjunction
  with common trust fund
  conversion............           --       8,914,400            --            --            --       9,573,342
 Dividends reinvested...     1,600,063        133,327      1,241,124     1,250,973       200,292         62,108
 Cost of shares
  redeemed..............   (54,804,327)   (34,710,871)    (3,155,875)   (3,901,485)  (59,533,349)   (18,990,957)
                          ------------   ------------    -----------   -----------  ------------   ------------
Change in net assets
 from share
 transactions...........    53,525,067     23,867,659       (530,292)   (2,107,506)    9,120,975     (2,090,662)
                          ------------   ------------    -----------   -----------  ------------   ------------
Change in net assets....    43,076,349     26,956,168     (1,413,344)   (1,650,959)    8,429,601     (1,843,323)
Net Assets:
 Beginning of period....   160,642,247    133,686,079     23,268,229    24,919,188    25,497,124     27,340,447
                          ------------   ------------    -----------   -----------  ------------   ------------
 End of period..........  $203,718,596   $160,642,247    $21,854,885   $23,268,229  $ 33,926,725   $ 25,497,124
                          ============   ============    ===========   ===========  ============   ============
Undistributed
 (distributions in
 excess of) net
 investment income......  $     (2,428)           --     $   (14,106)  $   (16,315) $         41   $         40
                          ------------   ------------    -----------   -----------  ------------   ------------
Share Transactions:
 Issued.................     9,706,969      4,558,111        142,494        56,958     7,100,890        755,987
 Shares issued in
  conjunction with
  common trust fund
  conversion............           --         817,085            --            --            --         995,150
 Reinvested.............       142,571         12,291        128,813       132,081        20,441          6,482
 Redeemed...............    (4,964,716)    (3,179,936)      (328,910)     (418,790)   (6,167,907)    (1,975,578)
                          ------------   ------------    -----------   -----------  ------------   ------------
Change in Shares........     4,884,824      2,207,551        (57,603)     (229,751)      953,424       (217,959)
                          ============   ============    ===========   ===========  ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                        Tax-Free Short Intermediate
                           Tax-Free Securities Fund           Securities Fund
                          ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended
                          July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                          -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income..  $ 19,869,140   $ 17,682,859   $  1,803,223    $ 1,788,844
 Net realized gains from
  investment
  transactions..........     3,256,132      2,987,336        244,995        244,498
 Net change in
  unrealized
  depreciation from
  investments...........   (13,559,504)      (459,271)      (772,971)      (310,212)
                          ------------   ------------   ------------    -----------
Change in net assets
 from operations........     9,565,768     20,210,924      1,275,247      1,723,130
                          ------------   ------------   ------------    -----------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (186,445)      (109,666)       (25,726)       (20,127)
 From net realized gain
  on investment.........       (37,066)       (12,546)        (4,014)        (3,439)
Distributions to Class B
 Shareholders:
 From net investment
  income................       (23,437)        (2,202)           --             --
 From net realized gain
  on investment.........        (4,359)           --             --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................   (19,659,258)   (17,570,991)    (1,777,447)    (1,768,717)
 In excess of net
  investment income.....            (3)           --             --             --
 From net realized gain
  on investment.........    (3,625,235)    (1,612,136)      (217,551)      (214,455)
                          ------------   ------------   ------------    -----------
Change in net assets
 from shareholder
 distributions..........   (23,535,803)   (19,307,541)    (2,024,738)    (2,006,738)
                          ------------   ------------   ------------    -----------
Capital Transactions:
 Proceeds from shares
  issued................    65,647,809     47,935,386     16,829,321     11,343,317
 Proceeds from shares
  issued in conjunction
  with common trust fund
  conversion............           --     104,600,137            --      12,804,860
 Dividends reinvested...     3,775,212      1,683,385        253,126        233,743
 Cost of shares
  redeemed..............   (44,749,973)   (34,561,801)   (20,449,042)    (9,569,958)
                          ------------   ------------   ------------    -----------
Change in net assets
 from share
 transactions...........    24,673,048    119,657,107     (3,366,595)    14,811,962
                          ------------   ------------   ------------    -----------
Change in net assets....    10,703,013    120,560,490     (4,116,086)    14,528,354
Net Assets:
 Beginning of period....   419,869,786    299,309,296     52,662,716     38,134,362
                          ------------   ------------   ------------    -----------
 End of period..........  $430,572,799   $419,869,786   $ 48,546,630    $52,662,716
                          ============   ============   ============    ===========
Undistributed
 (distributions in
 excess of) net
 investment income......  $         (3)           --    $         50            --
                          ------------   ------------   ------------    -----------
Share Transactions:
 Issued.................     6,052,527      4,423,856      1,649,904      1,113,577
 Shares issued in
  conjunction with
  common trust fund
  conversion............           --       9,658,369            --       1,259,082
 Reinvested.............       344,359        156,129         24,744         23,054
 Redeemed...............    (4,103,936)    (3,191,771)    (2,008,506)      (941,882)
                          ------------   ------------   ------------    -----------
Change in Shares........     2,292,950     11,046,583       (333,858)     1,453,831
                          ============   ============   ============    ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                           International        Value
                             Stock Fund          Fund        Small Cap Fund   Balanced Fund
                          ---------------- ---------------- ---------------- ----------------
                           For the Period   For the Period   For the Period   For the Period
                               Ended            Ended            Ended            Ended
                          July 31, 1999(a) July 31, 1999(b) July 31, 1999(b) July 31, 1999(c)
                          ---------------- ---------------- ---------------- ----------------
From Investment
 Activities:
Operations:
 Net investment income..    $     13,174     $    155,149     $     15,860     $    361,822
 Net realized losses
  from foreign currency
  transactions..........        (891,276)             --               --               --
 Net realized gains
  (losses) from
  investment
  transactions..........       1,940,303        3,531,933        1,219,833         (787,032)
 Net change in
  unrealized
  appreciation from
  foreign currency
  transactions..........          19,270              --               --               --
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       9,727,486        2,386,111          932,027       (4,066,973)
                            ------------     ------------     ------------     ------------
Change in net assets
 from operations........      10,808,957        6,073,193        2,167,720       (4,492,183)
                            ------------     ------------     ------------     ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................             --               --               --               (63)
 In excess of net
  investment income.....             --              (112)              (4)             (28)
 From net realized gain
  on investment.........             --            (6,934)             --               --
Distributions to Class B
 Shareholders:
 From net investment
  income................             --               --               --              (105)
 In excess of net
  investment income.....             --               (55)              (1)            (121)
 From net realized gain
  on investment.........             --           (15,151)             --               --
 In excess of net
  realized gain on
  investment
  transactions..........             --            (2,874)             --               --
Distributions to Class Y
 Shareholders:
 From net investment
  income................             --          (156,027)         (15,898)        (297,630)
 In excess of net
  investment income.....             --           (26,982)             --               --
 From net realized gain
  on investment.........             --        (3,172,871)             --               --
                            ------------     ------------     ------------     ------------
Change in net assets
 from shareholder
 distributions..........             --        (3,381,006)         (15,903)        (297,947)
                            ------------     ------------     ------------     ------------
Capital Transactions:
 Proceeds from shares
  issued................      90,175,926       86,349,838       46,913,248          464,446
 Proceeds from shares
  issued in conjunction
  with common trust
  conversion............             --               --               --       189,111,744
 Dividends reinvested...             --         1,711,580               34              317
 Cost of shares
  redeemed..............     (19,365,295)     (14,639,390)     (17,077,870)        (337,200)
                            ------------     ------------     ------------     ------------
Change in net assets
 from share
 transactions...........      70,810,631       73,422,028       29,835,412      189,239,307
                            ------------     ------------     ------------     ------------
Change in net assets....      81,619,588       76,114,215       31,987,229      184,449,177
Net Assets:
 Beginning of period....             --               --               --               --
                            ------------     ------------     ------------     ------------
 End of period..........    $ 81,619,588     $ 76,114,215     $ 31,987,229     $184,449,177
                            ============     ============     ============     ============
Undistributed
 (distributions in
 excess of) net
 investment income......    $   (764,583)             --             3,711     $     71,641
                            ------------     ------------     ------------     ------------
Share Transactions:
 Issued.................       8,628,110        8,571,030        4,784,633           45,945
 Shares issued in
  conjunction with
  common trust fund
  conversion............                                                         18,826,632
 Reinvested.............             --           161,323                3               32
 Redeemed...............      (1,817,779)      (1,396,548)      (1,787,381)         (33,386)
                            ------------     ------------     ------------     ------------
Change in Shares........       6,810,331        7,335,805        2,997,255       18,839,223
                            ============     ============     ============     ============

--------
(a) For the period December 2, 1998 (commencement of operations) to July 31,
    1999.
(b) For the period December 3, 1998 (commencement of operations) to July 31,
    1999.
(c) For the period June 21, 1999 (commencement of operations) to July 31, 1999.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

 Shares                      Security Description                   Market Value
 ------     -----------------------------------------------------   ------------
 Common Stocks (96.7%)
 Beverages (2.0%)
    205,444 PepsiCo, Inc. .......................................   $  8,037,997
                                                                    ------------
 Business Equipment & Services (1.8%)
     56,630 Computer Sciences Corp. (b)..........................      3,645,556
    139,155 Paychex, Inc. (b)....................................      3,905,037
                                                                    ------------
                                                                       7,550,593
                                                                    ------------
 Commercial Services (1.0%)
    118,680 Sothebys Holdings, Inc., Class A.....................      3,916,440
                                                                    ------------
 Computers & Peripherals (17.9%)
     70,560 Apple Computer, Inc. (b).............................      3,929,310
    286,472 Cisco Systems, Inc. (b)..............................     17,797,072
    117,250 Dell Computer Corp. (b)..............................      4,792,594
     73,560 EMC Corp. (b)........................................      4,454,978
     58,280 International Business Machines Corp. ...............      7,325,068
     46,510 Nortel Networks Corp. ...............................      4,121,949
     92,380 Safeguard Scientifics, Inc. (b)......................      5,912,320
     64,430 Shared Medical Systems Corp. ........................      3,857,746
    221,656 Sun Microsystems, Inc. (b)...........................     15,044,900
    118,000 Veritas Software Corp. (b)...........................      6,622,750
                                                                    ------------
                                                                      73,858,687
                                                                    ------------
 Consumer Durable (1.1%)
     78,440 Harley-Davidson, Inc. ...............................      4,343,615
                                                                    ------------
 Consumer Goods & Services (2.3%)
     82,530 Clorox Co. ..........................................      9,243,360
                                                                    ------------
 Diversified Operations (2.7%)
    115,250 Tyco International Ltd. .............................     11,258,484
                                                                    ------------
 Electrical Equipment (5.7%)
    148,181 General Electric Co. ................................     16,151,729
     80,500 JDS Uniphase Corp. (b)...............................      7,275,188
                                                                    ------------
                                                                      23,426,917
                                                                    ------------
 Financial Services (6.1%)
    172,980 CitiGroup Inc. ......................................      7,708,421
    104,220 Morgan Stanley, Dean Witter & Co. ...................      9,392,828
    125,560 T. Rowe Price Associates, Inc. ......................      4,394,600
     83,260 The Charles Schwab Corp. ............................      3,668,644
                                                                    ------------
                                                                      25,164,493
                                                                    ------------
 Insurance (1.4%)
    198,050 Conseco, Inc. .......................................      5,706,316
                                                                    ------------
 Leisure--Recreation, Gaming (1.1%)
    100,930 Carnival Corp. ......................................      4,686,937
                                                                    ------------
 Medical--Biotechnology (1.9%)
     59,050 Amgen, Inc. (b)......................................      4,539,469
    158,310 Biomatrix, Inc. (b)..................................      3,245,355
                                                                    ------------
                                                                       7,784,824
                                                                    ------------

 Shares                      Security Description                   Market Value
 ------     -----------------------------------------------------   ------------
 Common Stocks, continued
 Pharmaceuticals (16.3%)
     81,600 Biogen, Inc. (b).....................................   $  5,615,100
     67,180 Bristol Myers Squibb Co. ............................      4,467,470
    148,100 Elan Corp., PLC, ADR (b).............................      4,304,156
     69,712 Lilly (Eli) & Co. ...................................      4,574,850
     72,580 Merck & Co., Inc. ...................................      4,912,759
    426,714 Pfizer, Inc. ........................................     14,481,606
    141,381 Pharmacia & Upjohn, Inc. ............................      7,608,065
    298,660 Schering-Plough Corp. ...............................     14,634,340
     91,680 Warner Lambert Co. ..................................      6,050,880
                                                                    ------------
                                                                      66,649,226
                                                                    ------------
 Retail (8.1%)
    138,520 Bed Bath & Beyond, Inc. .............................      4,701,023
    220,622 Dollar General Corp. ................................      5,832,694
    123,697 Gap, Inc. ...........................................      5,782,858
     83,226 Kohl's Corp. (b).....................................      6,330,378
    245,240 Wal-Mart Stores, Inc. ...............................     10,361,389
                                                                    ------------
                                                                      33,008,342
                                                                    ------------
 Retail-General Merchandise (2.0%)
    107,970 Costco Companies, Inc. ..............................      8,070,758
                                                                    ------------
 Semiconductors (3.3%)
     92,670 Applied Materials, Inc. (b)..........................      6,666,448
    109,940 Vitesse Semiconductor Corp. (b)......................      7,022,418
                                                                    ------------
                                                                      13,688,866
                                                                    ------------
 Software & Computer Services (10.0%)
    104,816 America Online, Inc. (b).............................      9,970,622
    110,442 Compuware Corp. (b)..................................      3,064,766
    213,066 Microsoft Corp. (b)..................................     18,283,725
    123,030 Peoplesoft, Inc. (b).................................      1,676,284
    133,510 Siebel Systems, Inc. (b).............................      7,893,779
                                                                    ------------
                                                                      40,889,176
                                                                    ------------
 Telecommunications--Services and Equipment (5.5%)
    175,270 Lucent Technologies, Inc. ...........................     11,403,504
     89,540 Nokia Corp.--ADR.....................................      7,616,496
     56,300 Tellabs, Inc. .......................................      3,465,969
                                                                    ------------
                                                                      22,485,969
                                                                    ------------
 Utilities--Telecommunications (6.5%)
    217,110 AT&T Corp. ..........................................     11,276,150
    175,026 CenturyTel, Inc. ....................................      7,482,362
     93,540 MCI Worldcom, Inc. (b)...............................      7,717,050
                                                                    ------------
                                                                      26,475,562
                                                                    ------------
  Total Common Stocks (Cost $300,283,135)                            396,246,562
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999

  Shares
    or
 Principal
  Amount                     Security Description                   Market Value
 ---------  -----------------------------------------------------   ------------
 Investment Company (2.9%)
 11,820,544 One Group Prime Money Market Fund (Class I Shares)...   $ 11,820,544
                                                                    ------------
  Total Investment Company (Cost $11,820,544)                         11,820,544
                                                                    ------------
  Total Investments
   (Cost $312,103,679) (a)--99.6%                                    408,067,106
  Other assets in excess of liabilities--0.4%                          1,636,499
                                                                    ------------
  Total Net Assets--100.0%                                          $409,703,605
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $80,005. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation.......... $105,187,892
   Unrealized
    depreciation..........   (9,304,470)
                           ------------
   Net unrealized
    appreciation.......... $ 95,883,422
                           ============

(b) Represents non-income producing security.

ADR--American Depository Receipts
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (97.6%)
 Aerospace/Defense (2.1%)
    88,440 B. F. Goodrich Co. ...................................   $  3,670,260
                                                                    ------------
 Automotive (1.1%)
    40,420 Ford Motor Co. .......................................      1,965,423
                                                                    ------------
 Banks (7.3%)
    43,389 Bank Of America Corp. ................................      2,879,945
    62,030 Bank One Corp. .......................................      3,384,512
    49,970 Chase Manhattan Corp. ................................      3,841,444
    85,105 U.S. Bancorp..........................................      2,648,893
                                                                    ------------
                                                                      12,754,794
                                                                    ------------
 Beverages (1.5%)
    68,475 PepsiCo, Inc. ........................................      2,679,084
                                                                    ------------
 Business Equipment & Services (3.2%)
    45,690 Deluxe Corp. .........................................      1,713,375
    71,250 Paychex, Inc. (b).....................................      1,999,453
    28,860 Pitney Bowes, Inc. ...................................      1,836,218
                                                                    ------------
                                                                       5,549,046
                                                                    ------------
 Chemicals (0.8%)
    44,100 Air Products & Chemical, Inc. ........................      1,474,594
                                                                    ------------
 Computers & Peripherals (12.4%)
   138,200 Cisco Systems, Inc. (b)...............................      8,585,674
    25,370 Dell Computer Corp. (b)...............................      1,036,999
    89,840 EMC Corp. (b).........................................      5,440,935
    36,010 Nortel Networks Corp. ................................      3,191,386
    54,230 Sun Microsystems, Inc. (b)............................      3,680,861
                                                                    ------------
                                                                      21,935,855
                                                                    ------------
 Consumer Goods & Services (1.7%)
    10,040 Clorox Co. ...........................................      1,124,480
    43,720 Newell Rubbermaid Inc. ...............................      1,890,890
                                                                    ------------
                                                                       3,015,370
                                                                    ------------
 Diversified Operations (2.2%)
    39,210 Tyco International Ltd. ..............................      3,830,327
                                                                    ------------
 Electrical Equipment (3.0%)
    32,960 General Electric Co. .................................      3,592,640
    27,360 Solectron Corp. (b)...................................      1,763,010
                                                                    ------------
                                                                       5,355,650
                                                                    ------------
 Electronic Components/Instruments (3.3%)
    52,300 American Power Conversion Corp. (b)...................      1,085,225
    24,210 Sanmina Corp. (b).....................................      1,581,216
    21,670 Texas Instruments, Inc. ..............................      3,120,480
                                                                    ------------
                                                                       5,786,921
                                                                    ------------
 Energy (0.9%)
    39,540 The Williams Cos., Inc. ..............................      1,663,151
                                                                    ------------

                              Security                        Market
  Shares                     Description                      Value
 --------- ----------------------------------------------  ------------
 Common Stocks, continued
 Financial Services (5.7%)
    93,995 Alliance Capital Management...................  $  2,878,596
    17,170 Capital One Financial Corporation.............       796,259
    34,810 Freddie Mac...................................     1,997,224
    17,580 Morgan Stanley, Dean Witter & Co. ............     1,584,398
    78,990 T. Rowe Price Associates, Inc. ...............     2,764,650
                                                           ------------
                                                             10,021,127
                                                           ------------
 Health Care (1.0%)
    36,140 McKesson HBOC Inc. ...........................     1,122,598
    79,028 Total Renal Care Holdings, Inc. (b)...........       661,860
                                                           ------------
                                                              1,784,458
                                                           ------------
 Insurance (3.2%)
    39,910 Marsh & McLennan Co., Inc. ...................     3,033,160
    48,340 Xl Capital Ltd. ..............................     2,537,850
                                                           ------------
                                                              5,571,010
                                                           ------------
 Leisure--Recreation, Gaming (1.2%)
    46,610 Carnival Corp. ...............................     2,164,452
                                                           ------------
 Medical--Biotechnology (2.2%)
    29,270 Amgen, Inc. (b)...............................     2,250,132
    28,890 Biomatrix, Inc. (b)...........................       592,245
    17,860 PE Corp--PE Biosystems Group..................     1,001,276
                                                           ------------
                                                              3,843,653
                                                           ------------
 Multi-Industry (1.2%)
    31,210 Corning, Inc. ................................     2,184,700
                                                           ------------
 Oil & Gas--Exploration & Production Services (2.8%)
    35,980 Exxon Corp. ..................................     2,855,912
    86,550 Ultramar Diamond Shamrock Corp. ..............     2,044,744
                                                           ------------
                                                              4,900,656
                                                           ------------
 Pharmaceuticals (8.1%)
    59,590 Elan Corp., PLC, ADR (b)......................     1,731,834
    32,350 Lilly (Eli) & Co. ............................     2,122,969
    83,700 Pfizer, Inc. .................................     2,840,569
    30,560 Pharmacia & Upjohn............................     1,644,510
    56,750 Schering-Plough Corp. ........................     2,780,750
    46,075 Warner Lambert Co. ...........................     3,040,950
                                                           ------------
                                                             14,161,582
                                                           ------------
 Publishing (1.7%)
    58,890 McGraw-Hill Cos., Inc. .......................     2,996,029
                                                           ------------
 Real Estate (0.8%)
    70,000 Healthcare Realty Trust, Inc. ................     1,470,000
                                                           ------------
 Restaurants (0.7%)
    51,448 Starbucks Corp. (b)...........................     1,196,166
                                                           ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999



                                   Security                            Market
  Shares                         Description                           Value
 --------- -------------------------------------------------------  ------------
 Common Stocks, continued
 Retail (8.9%)
    71,675 Dollar General Corp. ..................................  $  1,894,908
    73,530 Gap, Inc. .............................................     3,437,527
    41,330 Kohl's Corp. (b).......................................     3,143,662
    55,720 Lowe's Co., Inc. ......................................     2,939,229
    78,350 Office Depot, Inc. ....................................     1,469,063
    27,430 Wal-Mart Stores, Inc. .................................     1,158,918
    55,560 Walgreen Co. ..........................................     1,573,043
                                                                    ------------
                                                                      15,616,350
                                                                    ------------
 Retail--Food Chain (0.6%)
    22,200 Whole Foods Market, Inc. (b)...........................       976,800
                                                                    ------------
 Savings & Loans (1.4%)
    70,243 Washington Mutual, Inc. ...............................     2,410,213
                                                                    ------------
 Semiconductors (1.2%)
    29,720 Applied Materials, Inc. (b)............................     2,137,983
                                                                    ------------
 Software & Computer Services (5.2%)
    41,270 BMC Software, Inc. (b).................................     2,223,421
    90,860 Compuware Corp. (b)....................................     2,521,365
    38,010 Microsoft Corp. (b)....................................     3,261,733
    42,030 Sterling Commerce, Inc. (b)............................     1,103,288
                                                                    ------------
                                                                       9,109,807
                                                                    ------------
 Telecommunications--Services and Equipment (2.6%)
    42,990 Lucent Technologies, Inc. .............................     2,797,036
    29,000 Tellabs, Inc. .........................................     1,785,313
                                                                    ------------
                                                                       4,582,349
                                                                    ------------

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Transportation (2.6%)
    56,640 Comair Holdings, Inc. ................................   $  1,384,140
    56,300 Kansas City Southern Industries, Inc. ................      3,110,575
                                                                    ------------
                                                                       4,494,715
                                                                    ------------
 Utilities--Telecommunications (7.0%)
    43,220 ALLTEL Corp. .........................................      3,103,736
    65,815 AT&T Corp. ...........................................      3,418,267
    34,095 CenturyTel Inc. ......................................      1,457,561
    52,600 MCI Worldcom, Inc. (b)................................      4,339,500
                                                                    ------------
                                                                      12,319,064
                                                                    ------------
  Total Common Stocks (Cost $133,646,481)                            171,621,589
                                                                    ------------
 Investment Company (2.9%)
 5,015,238 One Group Prime Money Market Fund (Class I Shares)....      5,015,238
                                                                    ------------
  Total Investment Company (Cost $5,015,238)                           5,015,238
                                                                    ------------
  Total Investments (Cost $138,661,719) (a)--100.5%                  176,636,827
  Liabilities in excess of other assets--(0.5)%                        (888,340)
                                                                    ------------
  Total Net Assets--100.0%                                          $175,748,487
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $576,047. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $42,722,093
   Unrealized depreciation.   (5,323,032)
                             -----------
   Net unrealized
    appreciation...........  $37,399,061
                             ===========

(b) Non-income producing security
ADR--American Depository Receipt
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

                                   Security                            Market
 Shares                          Description                            Value
 ------    -------------------------------------------------------   -----------
 Common Stocks (86.1%)
 China (1.6%)
 Steel (1.6%)
   435,750 China Steel Corp. .....................................   $   296,419
                                                                     -----------
 Hong Kong (28.0%)
 Banks (4.7%)
    92,000 Dao Heng Bank Group Ltd. ..............................       468,209
    34,800 HSBC Holdings PLC......................................       410,257
                                                                     -----------
                                                                         878,466
                                                                     -----------
 Computer Software (0.2%)
    32,000 Legend Holdings Ltd. ..................................        30,097
                                                                     -----------
 Diversified--Conglomerates, Holding
  Companies (5.4%)
    74,000 Citic Pacific Ltd. ....................................       206,894
    85,000 Hutchison Whampoa Ltd. ................................       807,674
                                                                     -----------
                                                                       1,014,568
                                                                     -----------
 Electrical & Electronic (1.9%)
    85,000 Johnson Electric Holdings Ltd. ........................       352,639
                                                                     -----------
 Real Estate (7.2%)
    40,000 Cheung Kong Holdings Ltd. .............................       350,449
    34,000 Henderson Land Development Co. Ltd. ...................       192,309
   132,000 New World Development Co. Ltd. ........................       348,645
    54,000 Sun Hung Kai Properties Ltd. (b).......................       466,147
                                                                     -----------
                                                                       1,357,550
                                                                     -----------
 Telecommunications (6.0%)
    80,000 Asia Satellite Telecommunications Holdings Ltd. .......       186,562
   184,000 China Telecom Ltd. (b).................................       549,999
   117,000 SmarTone Telecommunications Holdings Ltd. .............       389,674
                                                                     -----------
                                                                       1,126,235
                                                                     -----------
 Television (1.5%)
    60,000 Television Broadcasts Ltd. ............................       277,524
                                                                     -----------
 Textile/Apparel (1.1%)
    74,000 Li & Fung Ltd. ........................................       206,894
                                                                     -----------
                                                                       5,243,973
                                                                     -----------
 Indonesia (1.5%)
 Food Products (0.4%)
    69,000 PT Indofood Sukses Makmur Tbk..........................        83,761
                                                                     -----------
 Retail (0.1%)
   289,500 PT Sona Topas Tourism Industry (b).....................        25,405
                                                                     -----------
 Utilities--Telecommunications (1.0%)
   100,000 PT Indosat (Persero) Tbk...............................       166,733
                                                                     -----------
                                                                         275,899
                                                                     -----------

                                   Security                            Market
 Shares                          Description                            Value
 ------    -------------------------------------------------------   -----------
 Common Stocks, continued
 Malaysia (1.8%)
 Banks (0.3%)
    27,000 Commerce Asset-Holding Berhad..........................   $    57,585
                                                                     -----------
 Construction (0.8%)
   210,000 Metacorp Berhad........................................       158,251
                                                                     -----------
 Leisure--Recreation, Gaming (0.7%)
    59,000 Tanjong PLC............................................       123,736
                                                                     -----------
                                                                         339,572
                                                                     -----------
 Philippines (2.9%)
 Banks (1.0%)
    79,400 Equitable Banking Corp. ...............................       186,647
                                                                     -----------
 Real Estate (1.2%)
   752,600 Ayala Land Inc. .......................................       215,034
                                                                     -----------
 Telecommunications (0.7%)
     4,800 Philippine Long Distance Telephone Co. ................       138,394
                                                                     -----------
                                                                         540,075
                                                                     -----------
 Singapore (15.0%)
 Automotive (1.3%)
    45,000 Cycle & Carriage Ltd. .................................       245,950
                                                                     -----------
 Defense Engineering (0.9%)
   136,916 Singapore Technologies Engineering Ltd. ...............       169,999
                                                                     -----------
 Electrical & Electronic (4.3%)
   165,000 JIT Holdings Ltd. .....................................       339,161
    55,000 Venture Manufacturing Ltd. ............................       457,443
                                                                     -----------
                                                                         796,604
                                                                     -----------
 Financial Services (1.9%)
   256,900 First Capital Corp. Ltd. ..............................       355,603
                                                                     -----------
 Manufacturing--Consumer Goods (2.2%)
   386,000 Omni Industries Ltd. ..................................       408,181
                                                                     -----------
 Real Estate (1.3%)
    65,000 Pacific Century Regional Developments Ltd. (b).........       237,484
                                                                     -----------
 Telecommunication Equipment (1.7%)
    66,000 Datacraft Asia Ltd. ...................................       314,160
                                                                     -----------
                                                                       2,527,981
                                                                     -----------
 South Korea (19.0%)
 Automotive (1.0%)
    15,000 KIA Motors Corp. (b)...................................       178,236
                                                                     -----------
 Banks (2.0%)
    24,370 Kookmin Bank...........................................       368,548
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999



                                  Security                            Market
 Shares                          Description                           Value
 ------    ------------------------------------------------------   -----------
 Common Stocks, continued
 Beverages (0.7%)
     4,000 Hite Brewery Co. (b)..................................   $   129,626
                                                                    -----------
 Construction (2.0%)
    28,200 Hyundai Industrial Development & Construction Co.
            Ltd. ................................................       376,090
                                                                    -----------
 Electrical & Electronic (5.5%)
     7,400 LG Electronics........................................       354,793
     4,333 Samsung Electronics...................................       680,483
                                                                    -----------
                                                                      1,035,276
                                                                    -----------
 Electricity--Generation (0.6%)
     5,900 Korea Electric Power Corp. ...........................       105,094
                                                                    -----------
 Steel (2.2%)
    11,700 Pohang Iron & Steel Co. Ltd.--ADR.....................       415,350
                                                                    -----------
 Telecommunications (2.0%)
     5,220 Korea Telecom Corp. ..................................       366,517
                                                                    -----------
 Utilities--Electric (2.2%)
    11,540 Korea Electric Power Corp. ...........................       411,368
                                                                    -----------
 Utilities--Telecommunications (0.8%)
     4,100 Korea Telecom Corp.--ADR (b)..........................       150,931
                                                                    -----------
                                                                      3,537,036
                                                                    -----------
 Taiwan (12.1%)
 Banks (3.2%)
   492,800 United World Chinese Commercial Bank (b)..............       604,634
                                                                    -----------
 Computers & Peripherals (4.7%)
    54,600 Asustek Computer, Inc. ...............................       581,717
   149,600 D-Link Corp. .........................................       278,810
                                                                    -----------
                                                                        860,527
                                                                    -----------
 Electrical & Electronic (2.5%)
   135,300 Taiwan Semiconductor Manufacturing Co. (b)............       474,899
                                                                    -----------
 Textile/Apparel (1.7%)
   242,000 Far Eastern Textile Ltd. .............................       310,449
                                                                    -----------
                                                                      2,250,509
                                                                    -----------
 Thailand (5.6%)
 Banks (1.2%)
    72,200 Bangkok Bank Public Co. Ltd. (b)......................       227,057
                                                                    -----------
 Chemicals (0.8%)
   317,000 Thai Petrochemical Industry Public Co. Ltd. (b).......       149,111
                                                                    -----------
 Entertainment--Television (1.0%)
    33,100 BEC World Public Co. Ltd. ............................       195,732
                                                                    -----------
 Financial Services (0.2%)
    68,000 National Finance Public Co. Ltd (b)...................        35,184
                                                                    -----------

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 Real Estate (0.5%)
    71,900 Land & House Public Co. Ltd. (b).......................   $   100,495
                                                                     -----------
 Telecommunications (1.9%)
    27,500 Advanced Info Service Public Co. Ltd. (b)..............       332,627
                                                                     -----------
                                                                       1,040,206
                                                                     -----------
  Total Common Stocks (Cost $12,460,384)                              16,051,670
                                                                     -----------
 Preferred Stock (0.9%)
 Thailand (0.9%)
 Financial Services (0.9%)
   134,200 Siam Commercial Bank Public Co. Ltd. (b)...............       165,929
                                                                     -----------
  Total Preferred Stock (Cost $128,969)                                  165,929
                                                                     -----------
 Rights (0.0%)
 Taiwan (0.0%)
 Computers (0.0%)
        57 Asustek Computer, Inc. ................................           253
                                                                     -----------
  Total Rights (Cost $0)                                                     253
                                                                     -----------
 Warrants (4.3%)
 Hong Kong (0.0%)
 Construction (0.0%)
   225,000 Wai Kee Holdings Ltd., 6/30/00.........................         9,277
                                                                     -----------
 Philippines (0.5%)
 Restaurant (0.5%)
   208,000 Jollibee Foods Corp., 3/24/03..........................        99,951
                                                                     -----------
 Singapore (3.6%)
 Airlines (2.2%)
   450,000 Singapore Airlines Ltd., 4/9/02........................       401,004
                                                                     -----------
 Foreign Banks (1.4%)
   350,000 Oversea-Chinese Banking Corp. Ltd. (b).................       259,911
                                                                     -----------
 Thailand (0.2%)
 Financial Services (0.2%)
    66,000 Siam Commercial Bank Public Co. Ltd., 5/10/02..........        33,263
                                                                     -----------
  Total Warrants (Cost $610,592)                                         803,406
                                                                     -----------
 Cash Sweep (8.2%)
 United States (8.2%)
 1,527,709 Union Bank of California...............................   $ 1,527,709
                                                                     -----------
  Total Cash Sweep (Cost $1,527,709)...............................    1,527,709
                                                                     -----------
  Total Investments (Cost $14,727,654)
   (a)--99.5%                                                         18,548,967
  Other assets in excess of liabilities--0.5%                             95,249
                                                                     -----------
  Total Net Assets--100.0%                                           $18,644,216
                                                                     ===========

                                   Continued

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999

--------
Forward Currency Contracts:

                                                                     Unrealized
                                        Delivery Contract  Market  Appreciation/
   Currency                               Date    Value    Value   (Depreciation)
   --------                             -------- --------  ------  --------------
   Short Contracts:
   Indonesia Rupee.....................  8/2/99  ( 3,912)  (5,207)     (1,295)
                                         8/4/99   (1,055)  (1,083)        (28)
                                         8/5/99  ( 4,033)  (5,206)     (1,173)
                                                 -------   ------      ------
   Total Short Contracts...............            9,000   11,496      (2,496)
                                                 -------   ------      ------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $269,476. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation.......... $4,232,432
   Unrealized
    depreciation..........   (613,598)
                           ----------
   Net unrealized
    appreciation.......... $3,618,834
                           ==========

(b) Non-income producing securities.

ADR--American Depository Receipt
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   ------------
 Corporate Bonds (50.7%)
 Automotive (2.5%)
  5,000,000 Ford Motor Co., 7.25%, 10/1/08.......................   $  5,031,250
                                                                    ------------
 Banking (4.3%)
  1,050,000 Interamerica Development Bank, 8.50%, 3/15/11........      1,185,188
  5,000,000 JPM Capital Corp., 7.54%, 1/15/27....................      4,681,250
  2,000,000 Nationsbank Corp., 6.38%, 5/15/05....................      1,945,000
  1,000,000 Wachovia Corp., 6.38%, 2/1/09........................        951,250
                                                                    ------------
                                                                       8,762,688
                                                                    ------------
 Banking--Foreign (7.4%)
  5,000,000 Abbey National PLC,
             6.69%, 10/17/05.....................................      4,931,250
  5,000,000 Bayerische Landesbank--NY,
             6.38%, 8/31/00......................................      5,024,999
  2,250,000 Bayerische Landesbank--NY,
             5.88%, 12/1/08......................................      2,078,438
  3,000,000 Swiss Bank Corp.--NY,
             6.75%, 7/15/05......................................      2,955,000
                                                                    ------------
                                                                      14,989,687
                                                                    ------------
 Brokerage Services (4.1%)
  5,000,000 Merrill Lynch & Co., Inc.,
             7.00%, 4/27/08......................................      4,918,750
    825,000 Merrill Lynch & Co., Inc.,
             7.15%, 7/30/12......................................        830,156
  2,500,000 Salomon, Inc., 6.70%, 7/5/00.........................      2,511,700
                                                                    ------------
                                                                       8,260,606
                                                                    ------------
 Electric Utility (0.5%)
  1,000,000 Duke Power Co., 8.00%, 11/1/99.......................      1,006,250
                                                                    ------------
 Electrical Equipment (2.5%)
  5,550,000 Emerson Electric Co.,
             5.85%, 3/15/09......................................      5,182,313
                                                                    ------------
 Finance (5.6%)
  1,125,000 Ford Motor Credit Co.,
             7.57%, 5/16/05......................................      1,125,000
  6,400,000 Natural Rural Utilities,
             5.75%, 11/1/08......................................      5,879,999
  5,000,000 Toyota Motor Credit Co.,
             5.50%, 12/15/08.....................................      4,500,000
                                                                    ------------
                                                                      11,504,999
                                                                    ------------
 Financial Services (8.0%)
  5,000,000 Associates Corp. N.A.,
             5.50%, 2/15/04......................................      4,731,250
    500,000 Associates Corp. N.A.,
             7.75%, 2/15/05......................................        518,125
  3,500,000 Citi Group, Inc., 5.80%, 3/15/04.....................      3,351,250
  5,000,000 General Electric Capital Corp., 7.88%, 12/1/06.......      5,299,999

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   ------------
 Corporate Bonds, continued
 Financial Services, continued
    400,000 Pitney Bowes Credit Corp.,
             6.80%, 10/1/01......................................   $    405,000
  2,000,000 Transamerica Financial Corp.,
             6.38%, 11/15/01.....................................      1,997,500
                                                                    ------------
                                                                      16,303,124
                                                                    ------------
 Food Processing & Packaging (1.0%)
  2,000,000 Sysco Corp., 7.25%, 4/15/07..........................      2,047,500
                                                                    ------------
 Health Care (2.3%)
  4,300,000 Johnson & Johnson,
             8.72%, 11/1/24......................................      4,751,500
                                                                    ------------
 Household Products (0.5%)
  1,000,000 Procter & Gamble Co.,
             5.25%, 9/15/03......................................        958,750
                                                                    ------------
 Insurance (0.6%)
    125,000 MBIA, Inc., 8.20%, 10/1/22...........................        132,188
  1,000,000 St. Paul Cos., Inc., 7.29%, 8/28/07..................      1,011,250
                                                                    ------------
                                                                       1,143,438
                                                                    ------------
 Oil & Gas--Exploration & Production Services (1.5%)
  1,000,000 Amoco Canada, 7.25%, 12/1/02.........................      1,026,250
  1,450,000 Amoco Canada, 7.95%, 10/1/22.........................      1,475,375
    475,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        492,219
                                                                    ------------
                                                                       2,993,844
                                                                    ------------
 Publishing (1.1%)
  2,530,000 Washington Post Co.,
             5.50%, 2/15/09......................................      2,318,113
                                                                    ------------
 Restaurants (2.8%)
  2,000,000 McDonald's Corp., 6.50%, 8/1/07......................      1,980,000
  4,005,000 McDonald's Corp., 5.95%, 1/15/08.....................      3,809,756
                                                                    ------------
                                                                       5,789,756
                                                                    ------------
 Retail (3.1%)
  2,000,000 Wal-Mart Stores, Inc.,
             5.85%, 6/1/00.......................................      2,002,500
  1,900,000 Wal-Mart Stores, Inc.,
             8.00%, 9/15/06......................................      2,021,125
  2,273,000 Wal-Mart Stores, Inc.,
             7.25%, 6/1/13.......................................      2,338,349
                                                                    ------------
                                                                       6,361,974
                                                                    ------------
 Supranational Agency (2.9%)
  3,000,000 Asian Development Bank,
             6.50%, 9/21/02......................................      3,022,500
  3,000,000 Asian Development Bank,
             6.13%, 3/9/04.......................................      2,981,250
                                                                    ------------
                                                                       6,003,750
                                                                    ------------
  Total Corporate Bonds (Cost $106,241,852)                          103,409,542
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  ------------
 U.S. Government Agencies (17.2%)
 Federal Home Loan Bank (3.2%)
  1,500,000 5.88%, 8/15/01........................................  $  1,496,970
  5,000,000 5.95%, 6/13/05........................................     4,886,150
                                                                    ------------
                                                                       6,383,120
                                                                    ------------
 Federal National Mortgage Association (7.4%)
  1,450,000 6.38%, 8/14/01........................................     1,460,759
  1,000,000 6.38%, 1/16/02........................................     1,006,370
  5,000,000 5.88%, 4/23/04........................................     4,838,550
  2,100,000 7.69%, 9/13/06........................................     2,118,354
    250,000 7.88%, 9/13/06........................................       250,553
  1,300,000 6.76%, 7/16/07........................................     1,303,432
  3,100,000 6.40%, 5/14/09........................................     2,945,000
  1,000,000 6.88%, 9/10/12........................................     1,000,890
                                                                    ------------
                                                                      14,923,908
                                                                    ------------
 Electric Utility (4.4%)
  5,000,000 Tennessee Valley Authority,
             6.38%, 6/15/05.......................................     4,918,750
  4,300,000 Tennessee Valley Authority,
             5.38%, 11/13/08......................................     3,904,916
                                                                    ------------
                                                                       8,823,666
                                                                    ------------
 Finance (2.6%)
  5,000,000 Private Export Funding,
             6.49%, 7/15/07.......................................     5,031,250
                                                                    ------------
  Total U.S. Government Agencies (Cost $36,413,865)                   35,161,944
                                                                    ------------

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                      Value
 ---------  ----------------------------------------------------   ------------
 U.S. Treasury Notes (9.7%)
  6,000,000 5.75%, 6/30/01......................................   $  6,011,400
  7,000,000 7.25%, 8/15/04......................................      7,396,970
  1,500,000 6.62%, 5/15/07......................................      1,549,920
  5,250,000 5.63%, 5/15/08......................................      5,099,115
                                                                   ------------
  Total U.S. Treasury Notes (Cost $20,271,955)                       20,057,405
                                                                   ------------
 U.S. Treasury Bonds (17.6%)
 14,000,000 7.25%, 5/15/16......................................     15,256,920
 21,000,000 6.25%, 8/15/23......................................     20,844,390
                                                                   ------------
  Total U.S. Treasury Bonds (Cost $37,108,553)                       36,101,310
                                                                   ------------
 Private Placement (2.4%)
 Research & Development (2.4%)
  5,000,000 Bayer Corp., 6.50%, 10/1/02 (b), acquisition date
             10/21/97...........................................      5,000,000
                                                                   ------------
  Total Private Placement (Cost $5,006,692)                           5,000,000
                                                                   ------------
 Investment Company (0.2%)
    697,307 One Group Prime Money Market Fund (Class I Shares)..        697,307
                                                                   ------------
  Total Investment Company (Cost $697,307)                              697,307
                                                                   ------------
  Total Investments (Cost $205,740,224) (a)--98.4%                  200,427,508
  Other assets in excess of liabilities--1.6%                         3,291,088
                                                                   ------------
  Total Net Assets--100.0%                                         $203,718,596
                                                                   ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $84,178. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.  $ 1,028,720
   Unrealized depreciation.   (6,425,614)
                             -----------
   Net unrealized
    depreciation...........  $(5,396,894)
                             ===========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. Treasury Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 U.S. Treasury Notes (43.2%)
 2,000,000 7.13%, 2/29/00.........................................   $ 2,022,460
 4,000,000 7.75%, 2/15/01.........................................     4,129,480
   980,000 8.00%, 5/15/01.........................................     1,018,965
   300,000 5.75%, 10/31/02........................................       299,616
   450,000 5.75%, 8/15/03.........................................       447,912
 1,000,000 7.50%, 2/15/05.........................................     1,069,740
   450,000 6.50%, 5/15/05.........................................       460,809
                                                                     -----------
  Total U.S. Treasury Notes (Cost $9,281,660)                          9,448,982
                                                                     -----------
 U.S. Treasury Bonds (53.4%)
 2,150,000 7.63%, 2/15/07.........................................     2,227,916
 6,700,000 7.25%, 5/15/16.........................................     7,301,525
 2,150,000 6.25%, 8/15/23.........................................     2,134,069
                                                                     -----------
  Total U.S. Treasury Bonds (Cost $10,955,188)                        11,663,510
                                                                     -----------

 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Investment Company (1.2%)
  252,885  One Group U.S. Treasury Securities Money Market Fund
            (Class I Shares).....................................   $   252,885
                                                                    -----------
  Total Investment Company (Cost $252,885)                              252,885
                                                                    -----------
  Total Investments (Cost $20,489,732) (a)--97.8%                    21,365,377
  Other assets in excess of liabilities--2.2%                           489,508
                                                                    -----------
  Total Net Assets--100.0%                                          $21,854,885
                                                                    ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $7,253. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $ 992,412
   Unrealized depreciation...  (124,020)
                              ---------
   Net unrealized
    appreciation............. $ 868,392
                              =========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Short Intermediate U.S. Treasury Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 U.S. Treasury Notes (97.0%)
 1,500,000 6.13%, 12/31/01........................................   $ 1,513,725
 1,100,000 6.25%, 2/28/02.........................................     1,113,992
 2,000,000 6.38%, 8/15/02.........................................     2,032,080
 6,700,000 6.25%, 8/31/02.........................................     6,783,482
 5,500,000 6.25%, 2/15/03.........................................     5,570,895
 2,300,000 5.25%, 8/15/03.........................................     2,249,331
 7,550,000 5.75%, 8/15/03.........................................     7,514,968
 6,000,000 6.50%, 5/15/05.........................................     6,144,120
                                                                     -----------
  Total U.S. Treasury Notes (Cost $33,217,398)                        32,922,593
                                                                     -----------

 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Investment Company (0.8%)
   274,441 One Group U.S. Treasury Securities Money Market Fund
            (Class I Shares).....................................   $   274,441
                                                                    -----------
  Total Investment Company (Cost $274,441)                              274,441
                                                                    -----------
  Total Investments (Cost $33,491,839) (a)--97.8%                    33,197,034
  Other assets in excess of liabilities--2.2%                           729,691
                                                                    -----------
  Total Net Assets--100.0%                                          $33,926,725
                                                                    ===========

--------
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $  67,873
   Unrealized depreciation...  (362,678)
                              ---------
   Net unrealized
    depreciation............. $(294,805)
                              =========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Alternative Minimum Tax Paper (17.25%)
 Hawaii (17.25%)
  2,465,000 Hawaii Airport System Revenue, Second Series, 7.50%,
             7/1/20, FGIC, AMT..................................   $  2,575,259
  1,075,000 Hawaii Airport System Revenue, 7.00%, 7/1/10, FGIC..      1,142,188
    745,000 Hawaii Airport System Revenue, 7.38%, 7/1/11, AMBAC.        778,190
    935,000 Hawaii Airport System Revenue, 7.30%, 7/1/20, AMBAC.        975,177
    465,000 Hawaii Airport System Revenue, Second Series, 7.50%,
             7/1/09, FGIC.......................................        486,781
 15,375,000 Hawaii Airport System Revenue, Second Series, 6.90%,
             7/1/12, MBIA.......................................     17,585,155
  1,890,000 Hawaii Airport System Revenue, Second Series, 7.00%,
             7/1/18, MBIA.......................................      2,008,125
  1,500,000 Hawaii Airport System Revenue, Second Series, 6.75%,
             7/1/21, MBIA.......................................      1,584,375
  4,660,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22.............................      4,922,125
 11,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             Series A, 6.60%, 1/1/25, MBIA......................     11,893,750
  2,145,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA.................      2,305,875
  5,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Hawaii Electric Co., Series A,
             6.20%, 5/1/26, MBIA................................      5,318,750
  2,650,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC.......................................      2,852,063
  2,330,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
             7/1/10, MBIA.......................................      2,432,939
  3,260,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
             7/1/17, MBIA.......................................      3,393,269
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC.......................................      1,439,438
  4,660,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC.......................................      5,003,675

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Alternative Minimum Tax Paper, continued
 Hawaii, continued
  3,860,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue,
             Series A, 6.00%, 7/1/26............................   $  3,908,250
  1,500,000 Hawaii Department of Budget & Finance, 5.65%,
             10/1/27, Callable 10/1/12 @ 101....................      1,515,000
  2,095,000 Honolulu City & County, Series B, 7.25%, 2/1/08,
             Callable 2/1/00
             @ 102, FGIC........................................      2,172,557
                                                                   ------------
                                                                     74,292,941
                                                                   ------------
  Total Alternative Minimum Tax Paper (Cost $68,816,083)             74,292,941
                                                                   ------------
 Municipal Bonds (81.42%)
 Arizona (1.01%)
  1,000,000 Arizona Unified School District, Maricopa County,
             GO, 5.40%, 7/1/12..................................      1,021,250
  2,150,000 Phoenix Civic Improvement Corp., 5.25%, 7/1/16,
             Callable 7/1/07
             @ 100, MBIA........................................      2,141,938
  1,000,000 Tempe, GO, 4.90%, 7/1/12............................        977,500
    200,000 Tucson Street And Highway User Revenue, 5.00%,......        195,250
                                                                   ------------
                                                                      4,335,938
                                                                   ------------
 California (8.49%)
  4,500,000 California State, 5.00%, 2/1/25, Callable 2/1/08
             @101, MBIA.........................................      4,213,125
  3,000,000 California State GO, 4.75%, 2/1/16, Callable 2/1/09
             @ 101, FGIC........................................      2,808,750
  2,190,000 East Bay California Municipal Utility District Water
             Systems, 5.00%, 6/1/26.............................      2,042,175
  2,000,000 Metropolitan Water District, 5.00%, 7/1/15, MBIA....      1,950,000
  1,000,000 Modesto District Finance Authority, Revenue, Series
             A, 5.00%, 9/1/16, Callable 9/1/08 @ 101............        967,500
  3,725,000 Northern California Transmission, Oregon
             Transmission Project, 7.00%, 5/1/13, Series A,
             MBIA...............................................      4,395,500
  5,450,000 San Diego Public Facilities, 5.38%, 5/15/17,
             Callable 5/15/07 @ 101.............................      5,470,437
  2,745,000 San Francisco City & County Airport Community,
             International Airport Revenues, 5.63%, 5/1/21,
             Callable 5/1/06 @ 101, FGIC........................      2,796,469

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Municipal Bonds, continued
 California, continued
  2,250,000 San Francisco City & County Redevelopment Agency
             Hotel Tax, 5.00%, 7/1/25...........................   $  2,103,750
  2,770,000 San Francisco District Sales Tax, 5.00%, 7/1/28.....      2,579,563
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,761,025
  1,000,000 Saratoga Unified School District, 5.38%, 9/1/17,
             Callable 9/1/07
             @ 102..............................................      1,072,500
  4,000,000 State Department Water, Series P, 6.00%, 12/1/20,
             Callable 6/1/06 @ 101..............................      4,404,999
                                                                   ------------
                                                                     36,565,793
                                                                   ------------
 Colorado (0.89%)
  1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC........      1,002,500
  3,000,000 Denver City & County School District, 5.00%,
             12/1/23............................................      2,816,250
                                                                   ------------
                                                                      3,818,750
                                                                   ------------
 Florida (5.22%)
  2,750,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC....      2,825,625
  3,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      3,146,250
  5,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..      5,050,000
  2,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, Series A, 5.50%,
             7/1/21, FGIC.......................................      1,997,500
  4,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      5,118,750
  3,725,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, Series D, 6.75%, 10/1/17........      4,316,344
                                                                   ------------
                                                                     22,454,469
                                                                   ------------
 Georgia (2.86%)
  1,865,000 Georgia Municipal Electric Authority, Series B,
             6.13%, 1/1/14, FGIC................................      1,974,569

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Municipal Bonds, continued
 Georgia, continued
  6,810,000 Georgia Municipal Electric Authority, 6.60%, 1/1/18,
             MBIA...............................................   $  7,746,375
  2,330,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, Series P, 6.25%,
             7/1/11, AMBAC......................................      2,586,300
                                                                   ------------
                                                                     12,307,244
                                                                   ------------
 Hawaii (36.52%)
  1,000,000 Hawaii County, 4.60%, 2/1/06........................        997,500
  1,000,000 Hawaii County, 4.70%, 2/1/07........................        996,250
  1,000,000 Hawaii County, 4.90%, 2/1/09........................        998,750
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15....................      2,288,100
  1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC....      1,378,438
  1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC....      1,803,213
  2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13, FGIC....      2,066,194
    605,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC....        629,956
  2,000,000 Hawaii County, Series A, 5.50%, 5/1/08, FGIC........      2,095,000
  1,455,000 Hawaii Department of Budget & Finance, Queens Health
             System, 5.88%, 7/1/11..............................      1,513,200
  1,745,000 Hawaii Department of Budget & Finance, Queens Health
             System, 6.05% , 7/1/16.............................      1,827,888
  4,105,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Light Co.
             Project, 7.20%, 12/1/14, MBIA......................      4,247,525
  1,700,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage, Kapiolani Health Care System,
             6.30%, 7/1/08, Callable 7/1/03 @ 102, MBIA.........      1,829,625
  3,680,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage, Kapiolani Health Care System,
             6.40%, 7/1/13, Callable 7/1/03 @ 102, MBIA.........      3,965,199
  4,100,000 Hawaii Department of Budget & Finance, Systems
             Revenue, Series A, 2.70%*, 7/1/26, LOC- Morgan
             Guaranty...........................................      4,099,999

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

   Shares
     or
 Principal                                                              Market
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   ------------
 Municipal Bonds, continued
 Hawaii, continued
  1,400,000 Hawaii Department of Transportation, Special Facility
             Revenue, 5.75%, 3/1/13...............................   $  1,415,750
  1,400,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.........................................      1,484,000
  2,795,000 Hawaii Housing Finance & Development Corp., 5.70%,
             7/1/13, FNMA.........................................      2,829,938
  5,980,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17...............................................      6,062,224
  4,125,000 Hawaii Housing Finance & Development Corp., 7.00%,
             7/1/31, FNMA.........................................      4,320,937
  1,565,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, Series B, 6.90%,
             7/1/16, FNMA.........................................      1,639,338
  2,340,000 Hawaii Housing Finance & Development Corp., University
             of Hawaii Housing, 5.70%, 10/1/25, AMBAC.............      2,401,425
  5,500,000 Hawaii State, 5.00%, 4/1/17...........................      5,266,249
  2,850,000 Hawaii State Department of Budget & Finance, 4.95%,
             4/1/12...............................................      2,800,125
  3,500,000 Hawaii State Department of Budget & Finance, Special
             Purpose Revenue, Queens Health System, Series B,
             5.25%, 7/1/23, Callable 7/1/08 @ 102.................      3,381,875
  1,000,000 Hawaii State Highway Revenue, 5.00%, 7/1/16, FGIC.....        957,500
  1,250,000 Hawaii State Highway Revenue, 5.25%, 7/1/16, Callable
             7/1/06 @ 102, MBIA...................................      1,232,813
  2,000,000 Hawaii State, Series CN, 5.25%, 3/1/13, FGIC..........      2,002,500
  3,700,000 Hawaii State, Series CN, 5.25%, 3/1/15, Callable
             3/1/07 @ 102, 3/1/09 @ 100...........................      3,667,625
  3,150,000 Hawaii State, Series CR, 5.00%, 4/1/16, Callable
             4/1/08 @ 101, MBIA...................................      3,024,000
  2,000,000 Hawaii State, Series BZ, 6.00%, 10/1/12, FGIC.........      2,160,000
  1,350,000 Hawaii State, Series CH, 4.75%, 11/1/11, MBIA.........      1,304,438
  3,000,000 Hawaii State, Series CM, 6.50%, 12/1/13, FGIC.........      3,401,250

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------
 Municipal Bonds, continued
 Hawaii, continued
  2,750,000 Hawaii State, Series CN, 5.50%, 3/1/16, FGIC.........   $  2,928,750
  2,800,000 Hawaii State, Series CP, 5.00%, 10/1/13, FGIC........      2,733,500
  3,200,000 Hawaii State, Series CP, 5.00%, 10/1/15, FGIC........      3,088,000
  3,000,000 Hawaii State, Series CP, 5.00%, 10/1/16, Callable
             10/1/07 @ 101, FGIC.................................      2,876,250
  2,050,000 Hawaii State, Series CP, 5.00%, 10/1/17, FGIC........      1,960,313
  1,000,000 Hawaii, GO, Series CL, 5.25%, 3/1/16, FGIC...........      1,043,750
 10,000,000 Honolulu City & County Waste Water Systems Revenue,
             5.00%, 7/1/23, FGIC.................................      9,299,999
  1,535,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,663,556
  2,320,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      2,505,600
    935,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...      1,014,475
    475,000 Honolulu City & County, Series B, 5.50%, 10/1/11,
             FGIC................................................        495,188
  1,010,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             Pre-refunded, MBIA..................................        989,800
    370,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................        377,400
  1,385,000 Honolulu City & County, Series B, 5.50%, 10/1/11,
             FGIC................................................      1,431,744
  3,725,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
             FGIC................................................      4,311,687
    295,000 Honolulu City & County, Series B, 5.25%, 10/1/12,
             Pre-refunded, FGIC (b)..............................        300,531
    640,000 Honolulu City & County, Series B 5.25%, 10/1/12,
             FGIC................................................        645,600
    875,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
             FGIC................................................        940,625
  2,125,000 Honolulu City & County, Series A, 6.00%, 1/1/11, Pre-
             refunded, FGIC (b)..................................      2,302,969
  4,820,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
             FGIC................................................      5,103,174
    465,000 Honolulu City & County, Series A, 5.75%, 4/1/12, Pre-
             refunded, FGIC (b)..................................        495,225
  1,865,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
             FGIC................................................      1,965,244

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------
 Municipal Bonds, continued
 Hawaii, continued
  3,345,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................   $  3,533,156
    850,000 Honolulu City & County, Series A, 5.75%, 4/1/13, Pre-
             refunded, FGIC (b)..................................        902,063
  1,670,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06 @ 102, FGIC.........................      1,770,200
      5,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06 @ 102, FGIC.........................          5,163
  1,325,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06 @ 102, Pre-refunded, FGIC (b).......      1,426,031
  2,000,000 Honolulu City & County, Series B, 5.00%, 11/1/15,
             Callable 11/1/07 @ 101, 11/1/08 @ 100, FGIC.........      2,055,000
  2,595,000 Honolulu City & County, Series B, 5.13%, 7/1/18,
             Callable 7/1/09 @ 101...............................      2,500,931
  1,010,000 Kauai County, 5.55%, 8/1/04..........................      1,059,238
  1,075,000 Kauai County, 5.65%, 8/1/05..........................      1,136,813
  1,130,000 Kauai County, 5.75%, 8/1/06..........................      1,203,450
  1,340,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.........      1,442,175
    935,000 Maui County Refunding, 5.25%, 9/1/06.................        963,050
  1,180,000 Maui County Refunding, 5.13%, 12/15/10...............      1,184,425
    515,000 Maui County Water, Series A, 6.10%, 12/1/02, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        542,681
    545,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC....        575,656
    580,000 Maui County Water, Series A, 6.30%, 12/1/04, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        614,075
    620,000 Maui County Water, Series A, 6.40%, 12/1/05, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        657,975
    565,000 Maui County Water, Series A, 6.50%, 12/1/06, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        600,313
    550,000 Maui County Water, Series A, 6.60%, 12/1/07, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        585,750
    655,000 Maui County Water, Series A, 6.65%, 12/1/09, Pre-
             refunded 12/1/01 @ 101, FGIC (b)....................        698,394
  1,020,000 Maui County, GO, 5.90%, 6/1/14.......................      1,073,550

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Municipal Bonds, continued
 Hawaii, continued
  1,005,000 Maui County, Series A, 5.10%, 9/1/11, Callable
             9/1/07 @ 101.......................................   $    998,719
  1,160,000 Maui County, Series A, 5.13%, 3/1/15................      1,135,350
  2,040,000 Maui County, Series A, 5.38%, 3/1/17................      2,040,000
                                                                   ------------
                                                                    157,266,362
                                                                   ------------
 Idaho (0.87%)
  3,725,000 Idaho Health Facilities Authority Revenue, St. Luke
             Medical Center, 3.40%*, 5/1/22.....................      3,725,000
                                                                   ------------
 Indiana (1.73%)
  3,650,000 Indianapolis Economic Development & Revenue, Jewish
             Federation Campus, 3.15%*, 4/1/05..................      3,650,000
  3,800,000 Purdue University, Series H, 3.05%*, 7/1/17.........      3,800,000
                                                                   ------------
                                                                      7,450,000
                                                                   ------------
 Kansas (1.75%)
  3,725,000 Burlington Pollution Control Refunding, Kansas Gas &
             Electric Co. Project, 7.00%, 6/1/31................      3,962,469
  1,065,000 Kansas City Utilities System Revenue, 6.38%, 9/1/23.      1,176,825
  2,195,000 Kansas City Utilities System Revenue, 6.38%, 9/1/23,
             Callable 9/1/04 @ 102..............................      2,389,806
                                                                   ------------
                                                                      7,529,100
                                                                   ------------
 Maine (0.71%)
  2,795,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%,
             7/1/14.............................................      3,036,069
                                                                   ------------
 Massachusetts (1.84%)
  4,790,000 Commonwealth of Massachusetts, Series B, 5.50%,
             7/1/15.............................................      5,071,412
  1,965,000 Massachusetts State Port Authority Revenue, Series
             A, 5.00%, 7/1/23, Callable 7/1/08 @ 101............      1,815,169
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13......................................      1,042,500
                                                                   ------------
                                                                      7,929,081
                                                                   ------------
 Michigan (2.74%)
  6,900,000 Michigan Environmental Protection Program, GO,
             5.40%, 11/1/19.....................................      6,900,000

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Municipal Bonds, continued
 Michigan, continued
  2,245,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11.............................................   $  2,626,650
  2,250,000 Saline Area Schools, GO,
             5.50%, 5/1/15, FGIC................................      2,292,188
                                                                   ------------
                                                                     11,818,838
                                                                   ------------
 Minnesota (0.52%)
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, Series A, 6.88%, 2/1/15,
             Pre-funded 2/1/05 @ 100 (b)........................      2,230,000
                                                                   ------------
 New Jersey (0.77%)
  3,000,000 New Jersey Wastewater Treatment Trust, Series B,
             6.38%, 4/1/14......................................      3,296,250
                                                                   ------------
 New Mexico (1.14%)
  3,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             Series A, 5.90%, 5/15/15, FSA......................      3,225,000
  1,625,000 Sante Fe, Gross Receipts Tax Revenue, 5.63%, 6/1/16.      1,671,719
                                                                   ------------
                                                                      4,896,719
                                                                   ------------
 New York (1.12%)
  2,950,000 New York State Environmental Facilities Pollution
             Control, 5.13%, 6/15/16............................      2,868,875
  2,000,000 Triborough Bridge & Tunnel Authority, New York
             Revenues, General Purpose, 5.30%, 1/1/17...........      1,970,000
                                                                   ------------
                                                                      4,838,875
                                                                   ------------
 North Carolina (1.19%)
  4,480,000 Easton Municipal Power Agency, 6.50%, 1/1/18........      5,129,600
                                                                   ------------
 Ohio (2.97%)
  2,320,000 Cleveland Package Facilities Revenue, 5.50%,
             9/15/16............................................      2,360,600
  1,630,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA...      1,721,688
  3,165,000 Columbus Airport Authority,
             5.00%, 1/1/16......................................      3,050,269
  5,000,000 Hamilton County, Sales Tax Revenue, 5.00%, 12/01/27,
             MBIA, Callable 6/1/08 @ 101........................      4,637,499
  1,000,000 Ohio Water Development Authority, Pollution Control,
             5.50%, 12/1/15, MBIA...............................      1,013,750
                                                                   ------------
                                                                     12,783,806
                                                                   ------------

   Shares
     or
 Principal                                                            Market
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------
 Municipal Bonds, continued
 Oregon (1.74%)
  3,000,000 Multnomah County, 4.83%, 10/1/16, Callable 4/1/09 @
             100................................................   $  2,812,500
  2,330,000 Umatilla County, School District Number 016R,
             Pendleton,
             6.00%, 7/1/14, AMBAC...............................      2,510,575
  2,385,000 Washington County School District, 4.65%, 06/15/16,
             Callable
             6/15/09 @ 101......................................      2,188,238
                                                                   ------------
                                                                      7,511,313
                                                                   ------------
 Pennsylvania (1.42%)
  2,365,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/14............................      2,557,156
    140,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/14............................        151,375
    170,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/15............................        183,813
  2,980,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/15............................      3,222,125
                                                                   ------------
                                                                      6,114,469
                                                                   ------------
 Tennessee (2.73%)
  2,000,000 Metropolitian Government, Nashville & Davidson
             County, 5.00%, 1/1/19..............................      1,887,500
  2,000,000 Metropolitian Government, Nashville & Davidson
             County, 4.75%, 1/1/22..............................      1,802,500
  1,570,000 Shelby County, Series A, 5.63%, 4/1/15..............      1,670,088
  4,730,000 Shelby County, Series A, 5.63%, 4/1/15..............      4,830,512
  1,600,000 Shelby County, Series B, 5.25%, 8/1/17, Callable
             8/1/07 @ 101.......................................      1,576,000
                                                                   ------------
                                                                     11,766,600
                                                                   ------------
 Virginia (3.19%)
  5,000,000 Commonwealth of Virginia Public School Authority,
             Special Obligation, Chesapeake School, 5.63%,
             6/1/15.............................................      5,112,499
  2,995,000 Fairfax County Public Improvement, Series A, 5.50%,
             6/1/14.............................................      3,047,413
  3,650,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA.........      3,832,500

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------
 Municipal Bonds, continued
 Virginia, continued
  1,750,000 Richmond Refunding,
             5.20%, 1/15/14......................................   $  1,752,188
                                                                    ------------
                                                                      13,744,600
                                                                    ------------
  Total Municipal Bonds (Cost $338,578,840)                          350,548,876
                                                                    ------------

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------
 Investment Company (0.30%)
  1,297,076 Dreyfus Tax Exempt Money Market Fund.................   $  1,297,076
                                                                    ------------
  Total Investment Company (Cost $1,297,076)                           1,297,076
                                                                    ------------
  Total Investments (Cost $408,691,999) (a)--98.97%                  426,138,893
  Other assets in excess of liabilities--1.03%                         4,433,906
                                                                    ------------
  Total Net Assets--100.00%                                         $430,572,799
                                                                    ============

--------
* Variable rate security. Rate presented represents rate in effect at July 31, 1999. Maturity reflects final maturity date.

(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $20,879,149
   Unrealized depreciation....  (3,432,255)
                               -----------
   Net unrealized
   appreciation............... $17,446,894
                               ===========

(b) Collaterized by various U.S. Government Securities.

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by the Financial Guaranty Insurance Corporation
FNMA--Insured by Federal National Mortgage Association
FSA--Insured by Financial Security Assurance
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Alternative Minimum Tax Paper (12.4%)
 Hawaii (10.3%)
 2,070,000 Hawaii State Airport System Revenue, 5.60%, 7/1/01....   $ 2,121,750
 1,000,000 Hawaii State Housing Finance & Development, Single
            Family, Series A, 4.55%, 7/1/02......................     1,000,000
 1,900,000 Hawaii State Housing Finance & Development, Single
            Family, Series A, 4.75%, 7/1/06......................     1,881,000
                                                                    -----------
                                                                      5,002,750
                                                                    -----------
 Texas (2.1%)
 1,000,000 El Paso Apartment Revenue, 5.00%, 8/15/01, FGIC.......     1,015,000
                                                                    -----------
  Total Alternative Minimum Tax Paper
   (Cost $5,996,559)                                                  6,017,750
                                                                    -----------
 Municipal Bonds (83.6%)
 Arizona (2.1%)
 1,000,000 Mesa Arizona Utility Systems Revenue, 5.00%, 7/1/08,
            MBIA.................................................     1,021,250
                                                                    -----------
 Connecticut (2.1%)
 1,000,000 Connecticut State, GO, Series E, 4.75%, 3/15/08,
            Callable 3/15/04 @ 101.50............................     1,002,500
                                                                    -----------
 Hawaii (48.3%)
 1,500,000 Hawaii Department of Budget & Finance, Systems
            Revenue, Series A, 2.70%*, 7/1/26, LOC- Morgan
            Guaranty.............................................     1,500,000
 3,000,000 Hawaii State Airport System Revenue, 5.60%, 7/1/04....     3,149,999
 1,000,000 Hawaii State Highway Revenue, 6.00%, 7/1/04...........     1,067,500
   250,000 Hawaii State Housing Finance & Development, 3.20%*,
            7/1/27...............................................       250,000
 1,200,000 Hawaii State Housing Finance & Development, Single
            Family, Series B, 4.80%, 7/1/07, FNMA................     1,195,500
 1,000,000 Hawaii State, GO, Series CP, 5.00%, 10/1/04, FGIC.....     1,025,000
 2,000,000 Hawaii State, GO, Series CL, 4.50%, 3/1/01............     2,012,499
 1,300,000 Hawaii State, GO, Series CP, 5.00%, 10/1/05, FGIC.....     1,330,875
 1,500,000 Hawaii State, GO, Series CP, 5.50%, 10/1/07, Series
            CP, FGIC.............................................     1,574,999
 1,000,000 Hawaii State, Refunding Series CB, 5.00%, 1/1/00......     1,005,450

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued
 Hawaii, continued
 1,150,000 Hawaiian Home Lands Dept. Revenue, 4.05%, 7/1/06......   $ 1,102,563
 1,400,000 Honolulu City & County, Pre-refunding Series A, 5.25%,
            9/1/02, FGIC.........................................     1,442,000
   680,000 Honolulu City & County, Series B, 5.00%,11/1/05, Pre-
            refunded, FGIC.......................................       698,700
   770,000 Honolulu City & County, Series B, 5.00%,11/1/05, FGIC.       788,288
   530,000 Honolulu City & County, 5.50%, 11/1/09................       554,513
   470,000 Honolulu City & County, 5.50%, 11/1/09, Pre-refunded..       494,675
 1,150,000 Honolulu City & County Waste Water Systems, 5.00%,
            7/1/09...............................................     1,155,750
   500,000 Honolulu City & County, GO, Series A, 5.00%, 7/1/02...       510,625
   725,000 Honolulu City & County, GO, 5.1%, 11/1/08.............       739,500
   370,000 Honolulu, City & County Improvement District, 6.20%,
            10/15/99.............................................       371,458
 1,400,000 Maui County, GO, Series A, 5.25%, 3/1/08..............     1,440,250
                                                                    -----------
                                                                     23,410,144
                                                                    -----------
 Idaho (2.8%)
 1,350,000 Idaho Health Facilities Authority Revenue, St. Luke
            Medical Center, 2.70%*, 5/1/22.......................     1,350,000
                                                                    -----------
 Illinois (0.5%)
   250,000 Illinois Health Facilities, 3.40%*, 11/1/20, LOC-
            Rabobank Nederland...................................       250,000
                                                                    -----------
 Indiana (1.5%)
   720,000 Purdue University Revenue, Series O, 3.05%*, 7/1/19...       720,000
                                                                    -----------
 Maine (2.1%)
 1,000,000 Maine Muni Bond Bank, 5.00%, 11/1/05, FSA.............     1,025,000
                                                                    -----------
 Michigan (2.1%)
 1,000,000 Farmington Public School District, 5.00%, 5/1/06......     1,021,250
                                                                    -----------
 Minnesota (2.1%)
 1,000,000 Minnesota State, GO, 5.00%, 8/1/00....................     1,014,980
                                                                    -----------
 Missouri (2.1%)
 1,000,000 Kansas City Water Revenue, 5.50%, 12/1/02.............     1,040,000
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued
 New Mexico (1.9%)
 1,000,000 New Mexico State Capital Projects, 4.00%, 9/1/08,
            Callable 9/1/04 @ 100................................   $   937,500
                                                                    -----------
 New York (5.0%)
   900,000 New York State Environmental Facilities Pollution
            Control Revenue, 5.00%, 6/15/03......................       920,250
 1,500,000 New York State Thruway, Highway & Bridge, 5.00%,
            4/1/08...............................................     1,516,875
                                                                    -----------
                                                                      2,437,125
                                                                    -----------
 Ohio (2.0%)
 1,000,000 Ohio State Building Authority, Series A, 4.10%,
            10/1/04..............................................       983,750
                                                                    -----------
 Oregon (2.2%)
 1,065,000 Oregon State Dept, Admin Services Lottery Revenue,
            State Park Projects, Series A, 4.25%, 4/1/05, FSA....     1,051,688
                                                                    -----------

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued
 Tennessee (2.6%)
 1,290,000 Nashville & Davidson County Health & Education
            Facility Board Revenue, Series A, 4.63%, 11/1/08,
            Callable 5/1/08 @ 101, MBIA..........................   $ 1,269,038
                                                                    -----------
 Utah (2.1%)
 1,000,000 Jordan Utah School District, Series A, 5.25%, 6/15/05.     1,041,250
                                                                    -----------
 Wisconsin (2.1%)
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,012,500
                                                                    -----------
  Total Municipal Bonds (Cost $40,942,698)                           40,587,975
                                                                    -----------
 Investment Company (3.0%)
 1,477,956 Dreyfus Tax Exempt Money Market Fund..................     1,477,956
                                                                    -----------
  Total Investment Company (Cost $1,477,956)                          1,477,956
                                                                    -----------
  Total Investments (Cost $48,417,212) (a)--99.0%                    48,083,681
  Other assets in excess of liabilities--1.0%                           462,949
                                                                    -----------
  Total Net Assets--100.0%                                          $48,546,630
                                                                    ===========

--------
 * Variable rate security. Rate presented represents rate in effect at July 31, 1999. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.....  $ 125,131
   Unrealized depreciation.....   (458,662)
                                 ---------
   Net unrealized depreciation.  $(333,531)
                                 =========

FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

                                                                       Market
  Shares                     Security Description                       Value
 --------- -------------------------------------------------------   -----------
 Common Stocks (95.4%)
 Australia (1.7%)
 Metals & Mining (1.7%)
    47,700 Broken Hill Proprietary Co. Ltd........................   $   527,973
    46,000 Rio Tinto Ltd..........................................       823,420
                                                                     -----------
                                                                       1,351,393
                                                                     -----------
 Belgium (1.1%)
 Banks (0.6%)
    14,600 Fortis.................................................       475,040
                                                                     -----------
 Photography (0.5%)
    21,000 AGFA-Gevaert NV (b)....................................       402,325
                                                                     -----------
                                                                         877,365
                                                                     -----------
 Brazil (1.3%)
 Paper Products (0.8%)
    35,000 Aracruz Celulose SA--ADR...............................       665,000
                                                                     -----------
 Steel (0.5%)
    17,800 Companhia Siderurgica
            Nacional--ADR.........................................       416,075
                                                                     -----------
                                                                       1,081,075
                                                                     -----------
 Canada (3.1%)
 Computers & Peripherals (0.4%)
    21,900 ATI Technologies, Inc. (b).............................       303,543
                                                                     -----------
 Health Care (0.5%)
    12,100 TLC The Laser Center, Inc. (b).........................       440,138
                                                                     -----------
 Metals & Mining (0.4%)
    18,500 Barrick Gold Corp......................................       343,406
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.0%)
    25,000 Talisman Energy, Inc. (b)..............................       741,092
                                                                     -----------
 Telecommunications (0.8%)
     7,500 Nortel Networks Corp...................................       664,688
                                                                     -----------
                                                                       2,492,867
                                                                     -----------
 Chile (0.5%)
 Telecommunications (0.5%)
    14,900 Compania de Telecomunicaciones de Chile SA--ADR........       379,950
                                                                     -----------
 Denmark (0.9%)
 Telecommunications (0.9%)
    11,800 Tele Danmark A/S, Class B..............................       705,206
                                                                     -----------
 Finland (3.2%)
 Paper Products (0.8%)
    50,400 Stora Enso Oyj, R Shares...............................       633,830
                                                                     -----------
 Telecommunication Equipment (1.3%)
    12,900 Nokia Oyj, Class A--ADR................................     1,097,307
                                                                     -----------
 Telecommunications (1.1%)
    36,900 Sonera Group Oyj.......................................       920,209
                                                                     -----------
                                                                       2,651,346
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 France (11.6%)
 Banks (0.6%)
    16,100 Credit Lyonnais SA (b).................................   $   467,498
                                                                     -----------
 Building Products (2.0%)
     5,000 Compagnie de Saint Gobain..............................       907,077
     6,800 Lafarge SA.............................................       737,991
                                                                     -----------
                                                                       1,645,068
                                                                     -----------
 Computers (1.0%)
     4,600 Cap Gemini SA..........................................       782,815
                                                                     -----------
 Machinery & Equipment (0.9%)
     6,800 Sidel SA...............................................       724,163
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (3.5%)
     9,300 Coflexip SA--ADR.......................................       411,525
     4,500 Elf Aquitaine SA.......................................       770,614
    12,600 Total Fina SA, Class B.................................     1,604,804
                                                                     -----------
                                                                       2,786,943
                                                                     -----------
 Retail (1.0%)
     3,300 Castorama Dubois.......................................       840,611
                                                                     -----------
 Telecommunications (1.3%)
     7,400 Alcatel SA.............................................     1,100,908
                                                                     -----------
 Television (1.3%)
     4,500 Societe Television Francaise...........................     1,083,676
                                                                     -----------
                                                                       9,431,682
                                                                     -----------
 Germany (5.2%)
 Automobiles (1.3%)
     1,400 Bayerische Motoren Werke AG............................     1,057,882
                                                                     -----------
 Machinery & Equipment (1.0%)
     5,400 Mannesmann AG..........................................       821,282
                                                                     -----------
 Manufacturing--Capital Goods (1.3%)
    17,500 Veba AG................................................     1,075,113
                                                                     -----------
 Medical Equipment & Supplies (1.2%)
    14,000 Fresenius Medical Care AG..............................       973,970
                                                                     -----------
 Utilities--Telecommunications (0.4%)
     7,200 Deutsche Telekom AG....................................       289,366
                                                                     -----------
                                                                       4,217,613
                                                                     -----------
 Greece (0.7%)
 Construction (0.7%)
     5,300 Titan Cement Company SA................................       531,786
                                                                     -----------
 Hong Kong (0.8%)
 Banks (0.8%)
    57,600 HSBC Holdings PLC......................................       679,046
                                                                     -----------
 Hungary (0.6%)
 Utilities--Telecommunications (0.6%)
    15,400 Matav Rt.--ADR.........................................       479,325
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

                                  Security                             Market
  Shares                         Description                            Value
 -------- --------------------------------------------------------   -----------
 Common Stocks, continued
 Indonesia (0.0%)
 Telecommunications (0.0%)
    3,520 PT Telekomunikasi Indonesia--ADR........................   $    33,440
                                                                     -----------
 Tobacco (0.0%)
      500 PT Hanjaya Mandala Sampoerna Tbk........................         1,221
                                                                     -----------
                                                                          34,661
                                                                     -----------
 Ireland (1.5%)
 Building Products (0.6%)
   24,200 CRH PLC.................................................       486,942
                                                                     -----------
 Telecommunications (0.9%)
  149,100 Bord Telecom Eireann PLC (b)............................       737,269
                                                                     -----------
                                                                       1,224,211
                                                                     -----------
 Italy (2.9%)
 Banks (0.9%)
   15,800 Bipop-Carrie SpA........................................       725,468
                                                                     -----------
 Insurance (0.6%)
   44,700 Alleanza Assicurazioni SpA..............................       459,286
                                                                     -----------
 Publishing (0.8%)
  482,700 Seat Pagine Gialle SpA..................................       676,272
                                                                     -----------
 Television (0.6%)
   55,800 Mediaset SpA............................................       504,656
                                                                     -----------
                                                                       2,365,682
                                                                     -----------
 Japan (28.2%)
 Automobiles (0.8%)
   15,000 Honda Motor Co. Ltd.....................................       649,608
                                                                     -----------
 Banks (1.7%)
   89,000 Bank of Tokyo-Mitsubishi Ltd............................     1,357,163
                                                                     -----------
 Chemicals (1.1%)
   25,000 Shin-Etsu Chemical Co. Ltd..............................       906,227
                                                                     -----------
 Computer Software (3.2%)
   11,800 Fuji Soft ABC, Inc......................................       717,697
    7,000 Softbank Corp...........................................     1,890,879
                                                                     -----------
                                                                       2,608,576
                                                                     -----------
 Computers & Peripherals (2.1%)
   58,400 Fujitsu Ltd.............................................     1,750,553
                                                                     -----------
 Consumer Products--Cosmetics and Toiletries (1.3%)
   39,000 Kao Corp................................................     1,084,075
                                                                     -----------
 Electrical & Electronic (5.5%)
    8,200 Advantest Corp..........................................     1,043,207
   80,000 Hitachi Ltd.............................................       805,148
    4,400 Nintendo Co. Ltd........................................       644,119
    9,600 Sony Corp...............................................     1,220,478
   12,000 Tokyo Electron Ltd......................................       857,431
                                                                     -----------
                                                                       4,570,383
                                                                     -----------

                                   Security                            Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------  -----------
 Common Stocks, continued
 Japan, continued
 Financial Services (2.8%)
     2,130 Shohkoh Fund & Co. Ltd..................................  $ 1,577,620
     5,600 Takefuji Corp...........................................      671,933
                                                                     -----------
                                                                       2,249,553
                                                                     -----------
 Forest Products (0.8%)
   107,000 Rengo Co. Ltd...........................................      615,363
                                                                     -----------
 Photography (0.5%)
    29,000 Olympus Optical Co. Ltd.................................      440,958
                                                                     -----------
 Real Estate (0.6%)
    60,000 Mitsui Fudosan Co. Ltd..................................      496,682
                                                                     -----------
 Retail (2.5%)
     4,800 Ryohin Keikaku Co. Ltd..................................    1,472,271
     5,000 Seven-Eleven Japan Co. Ltd..............................      575,977
                                                                     -----------
                                                                       2,048,248
                                                                     -----------
 Steel (1.0%)
   321,000 Nippon Steel Corp.......................................      819,552
                                                                     -----------
 Telecommunications (2.9%)
    17,700 Matsushita Communication Industrial Co. Ltd.............    1,272,421
        71 NTT Mobile Communications Network, Inc..................    1,101,241
                                                                     -----------
                                                                       2,373,662
                                                                     -----------
 Utilities--Telecommunications (1.4%)
        90 Nippon Telegraph & Telephone Corp.......................    1,144,983
                                                                     -----------
                                                                      23,115,586
                                                                     -----------
 Mexico (2.1%)
 Building Products (0.5%)
     3,115 Cemex SA de CV--ADR.....................................       26,700
    89,456 Cemex SA de CV, Series CPO..............................      380,047
                                                                     -----------
                                                                         406,747
                                                                     -----------
 Television (0.7%)
    14,400 Grupo Televisa SA--GDR (b)..............................      550,800
                                                                     -----------
 Utilities--Telecommunications (0.9%)
    10,300 Telefonos de Mexico SA de CV--ADR.......................      777,650
                                                                     -----------
                                                                       1,735,197
                                                                     -----------
 Netherlands (7.0%)
 Electrical & Electronic (0.8%)
     6,800 Philips Electronics NV..................................      687,650
                                                                     -----------
 Electronics (1.6%)
    17,800 STMicroelectronics NV...................................    1,254,900
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

                                   Security                            Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------  -----------
 Common Stocks, continued
 Netherlands, continued
 Oil & Gas Exploration, Production, & Services (0.7%)
     9,500 Royal Dutch Petroleum Co................................  $   579,500
                                                                     -----------
 Semiconductors (1.5%)
    20,100 ASM Lithography Holding NV (b)..........................    1,221,075
                                                                     -----------
 Telecommunications (1.1%)
    10,400 Equant NV (b)...........................................      924,950
                                                                     -----------
 Utilities--Telecommunications (1.3%)
    16,300 United Pan-Europe Communications NV (b).................    1,058,963
                                                                     -----------
                                                                       5,727,038
                                                                     -----------
 New Zealand (0.3%)
 Paper Products (0.3%)
   281,700 Fletcher Challenge Paper................................      227,072
                                                                     -----------
 Singapore (0.7%)
 Electronics (0.3%)
    55,000 Natsteel Electronics Ltd................................      267,931
                                                                     -----------
 South Africa (0.8%)
 Metals & Mining (0.8%)
    12,900 Anglo American PLC (b)..................................      666,419
                                                                     -----------
 South Korea (1.8%)
 Steel (0.9%)
    21,100 Pohang Iron & Steel Co. Ltd.--ADR.......................      749,050
                                                                     -----------
 Utilities--Telecommunications (0.9%)
    19,800 Korea Telecom Corp.--ADR (b)............................      728,888
                                                                     -----------
                                                                       1,477,938
                                                                     -----------
 Spain (0.0%)
 Utilities--Telecommunications (0.0%)
       459 Telefonica SA--ADR......................................       21,917
                                                                     -----------
 Sweden (1.8%)
 Paper Products (1.0%)
    25,500 Svenska Cellulosa AB, B Shares..........................      740,144
                                                                     -----------
 Telecommunication Equipment (0.8%)
    21,500 Telefonaktiebolaget LM Ericsson--ADR....................      689,344
                                                                     -----------
                                                                       1,429,488
                                                                     -----------
 Switzerland (1.8%)
 Banks (1.8%)
       260 Julius Baer Holding Ltd.................................      835,923
     2,200 UBS AG..................................................      669,742
                                                                     -----------
                                                                       1,505,665
                                                                     -----------
 Taiwan (1.5%)
 Electronics (1.5%)
    40,400 Taiwan Semiconductor Manufacturing Co. Ltd. (b).........    1,254,925
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 United Kingdom (12.3%)
 Automotive (0.6%)
    26,400 GKN PLC................................................   $   455,480
                                                                     -----------
 Banks (0.8%)
    41,900 Standard Chartered PLC.................................       635,339
                                                                     -----------
 Building Products (0.7%)
   102,800 Barratt Developments PLC...............................       584,542
                                                                     -----------
 Computer Software (1.0%)
    16,500 Eidos PLC (b)..........................................       839,323
                                                                     -----------
 Construction (0.7%)
    82,900 Blue Circle Industries PLC.............................       590,576
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (1.6%)
    66,600 General Electric Co. PLC...............................       667,853
   133,300 Morgan Crucible Co. PLC................................       606,809
                                                                     -----------
                                                                       1,274,662
                                                                     -----------
 Electrical & Electronic (0.8%)
    44,400 ARM Holdings PLC (b)...................................       679,721
                                                                     -----------
 Financial Services (0.7%)
    19,900 Barclays PLC...........................................       587,700
                                                                     -----------
 Insurance (0.5%)
   218,300 Old Mutual PLC (b).....................................       447,363
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.2%)
   117,000 Shell Transport & Trading Co. PLC......................       954,335
                                                                     -----------
 Telecommunications (2.5%)
    33,700 British Telecommunications PLC.........................       584,703
    32,300 COLT Telecom Group PLC (b).............................       729,425
    30,600 Vodafone AirTouch PLC..................................       650,385
                                                                     -----------
                                                                       1,964,513
                                                                     -----------
 Television (0.4%)
    83,200 TeleWest Communications PLC (b)........................       358,526
                                                                     -----------
 Tobacco (0.8%)
    79,000 British American Tobacco PLC...........................       665,497
                                                                     -----------
                                                                      10,037,577
                                                                     -----------
 United States (1.8%)
 Electronics (0.4%)
     8,100 Flextronics International Ltd. (b).....................       363,488
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.9%)
    11,800 Schlumberger Ltd.......................................       714,637
                                                                     -----------
 Telecommunications (0.5%)
    13,000 Global TeleSystems Group, Inc. (b).....................       414,375
                                                                     -----------
                                                                       1,492,500
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999

                      Security                  Market
Shares               Description                 Value
------  ------------------------------------- -----------
Common Stocks, continued
Venezuela (0.2%)
Electrical & Electronic (0.2%)
 7,600  C.A. La Electricidad de Caracas--ADR. $   127,833
                                              -----------
 Total Common Stocks (Cost $68,206,246)        77,590,294
                                              -----------
Warrants (.04%)
Singapore (.04%)
Financial Services (.04%)
41,000  Oversea-Chinese Banking Corp. Ltd.... $   343,438
                                              -----------
 Total Warrants (Cost $0)                         343,438
                                              -----------

                                  Security                            Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Cash Sweep (5.9%)
 United States (5.9%)
 4,777,138 Union Bank of California .............................   $ 4,777,138
                                                                    -----------
  Total Cash Sweep (Cost $4,777,138)                                  4,777,138
                                                                    -----------
  Total Investments (Cost $72,983,384)
   (a)--101.3%                                                       82,710,870
  Liabilities in excess of other assets--(1.3)%                      (1,091,282)
                                                                    -----------
  Total Net Assets--100.0%                                          $81,619,588
                                                                    ===========

--------
Forward Currency Contracts:

                                                                    Unrealized
                                 Delivery  Contract     Market    Appreciation/
   Currency                        Date     Value       Value     (Depreciation)
   --------                      -------- ----------  ----------  --------------
   Short Contracts:
   British Pound................  8/2/99    (242,830)   (247,880)     (5,050)
                                  8/3/99      (6,533)     (6,673)       (140)
                                  8/4/99     (21,484)    (21,726)       (242)
   Euro Dollar..................  8/2/99     (26,930)    (27,064)       (134)
   Indonesia Rupee..............  8/4/99    (299,319)   (307,317)     (7,998)
                                  8/5/99     (98,923)   (100,554)     (1,631)
   New Zealand Dollar...........  8/2/99     (52,070)    (52,998)       (928)
                                  8/4/99     (15,599)    (15,875)       (276)
   Singapore Dollar.............  8/3/99    (504,941)   (506,960)     (2,019)
                                          ----------  ----------     -------
   Total Short Contracts........          (1,268,629) (1,287,047)    (18,418)
                                          ----------  ----------     -------
   Long Contracts:
   Danish Krone.................  8/2/99     186,118     185,027      (1,091)
   Euro Dollar..................  8/2/99     149,603     149,087        (516)
                                          ----------  ----------     -------
   Total Long Contracts.........             335,721     334,114      (1,607)
                                          ----------  ----------     -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $850,141. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $10,295,477
   Unrealized depreciation..  (1,352,502)
                             -----------
   Net unrealized
    appreciation............ $ 8,942,975
                             ===========

(b) Non-income producing security

ADR--American Depository Receipt
GDR--Global Depository Receipt
PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

                                  Security                             Market
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks (95.3%)
 Aerospace/Defense (1.7%)
  18,250 Raytheon Co.Class B......................................   $ 1,283,203
                                                                     -----------
 Automotive (2.1%)
  32,520 Ford Motor Co. ..........................................     1,581,285
                                                                     -----------
 Banks (13.6%)
  34,050 Bank Of America Corp.....................................     2,260,068
  21,500 Bank of New York Co., Inc................................       794,156
  26,510 Bank One Corp............................................     1,446,452
  39,160 BankBoston Corp. ........................................     1,838,072
  22,500 Chase Manhattan Corp.....................................     1,729,688
  17,640 First Union Corp. .......................................       811,440
  10,000 State Street Corp. ......................................       708,750
  24,000 U.S. Bancorp.............................................       747,000
                                                                     -----------
                                                                      10,335,626
                                                                     -----------
 Beverages (1.1%)
  21,000 PepsiCo, Inc.............................................       821,625
                                                                     -----------
 Chemicals (3.1%)
  20,530 B. F. Goodrich Co........................................       851,995
  15,700 E.I. du Pont de Nemours & Co.............................     1,131,381
   7,000 Potash Corp. Of Saskatchewan.............................       359,188
                                                                     -----------
                                                                       2,342,564
                                                                     -----------
 Computers & Peripherals (2.1%)
  10,100 International Business Machines Corp. ...................     1,269,444
   5,150 Sun Microsystems, Inc. (b)...............................       349,556
                                                                     -----------
                                                                       1,619,000
                                                                     -----------
 Electronic Components/Instruments (3.0%)
  19,000 Advanced Micro Devices, Inc. (b).........................       326,563
  17,000 Intel Corp...............................................     1,173,000
   5,590 Texas Instruments, Inc. .................................       804,960
                                                                     -----------
                                                                       2,304,523
                                                                     -----------
 Entertainment (2.2%)
  11,210 Time Warner, Inc. .......................................       807,120
  31,200 Walt Disney Co...........................................       861,900
                                                                     -----------
                                                                       1,669,020
                                                                     -----------
 Financial Services (6.6%)
  26,270 Freddie Mac..............................................     1,507,241
  15,510 Morgan Stanley, Dean Witter & Co.........................     1,397,839
  54,660 Wells Fargo Co...........................................     2,131,739
                                                                     -----------
                                                                       5,036,819
                                                                     -----------
 Food Products (0.8%)
  45,480 Archer-Daniels-Midland Co................................       636,720
                                                                     -----------
 Health Care (2.1%)
  12,000 Amgen, Inc. (b)..........................................       922,500
   7,500 Biomatrix, Inc. (b)......................................       153,750
  18,000 McKesson HBOC Inc. ......................................       559,125
                                                                     -----------
                                                                       1,635,375
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks, continued
 Insurance (4.5%)
  15,000 American International Group, Inc........................   $ 1,741,874
   7,000 Chubb Corp...............................................       418,688
  13,720 Conseco, Inc.............................................       395,308
  16,927 Xl Capital Ltd...........................................       888,668
                                                                     -----------
                                                                       3,444,538
                                                                     -----------
 Manufacturing (1.9%)
  20,750 Johnson Controls, Inc....................................     1,422,672
                                                                     -----------
 Medical Supplies (1.8%)
  19,760 Baxter International, Inc. ..............................     1,357,265
                                                                     -----------
 Oil & Gas--Exploration & Production Services (13.8%)
  24,750 Baker Hughes, Inc........................................       861,609
   8,250 Chevron Corp. ...........................................       752,813
   5,000 Enron Corp. .............................................       425,938
   7,000 Exxon Corp...............................................       555,625
  32,350 Phillips Petroleum Co. ..................................     1,659,958
   7,840 Texaco, Inc..............................................       488,530
  49,250 The Williams Cos., Inc...................................     2,071,577
  36,500 Transocean Offshore, Inc.................................     1,120,094
  37,850 Ultramar Diamond Shamrock Corp...........................       894,206
  54,500 USX-Marathon Group.......................................     1,655,438
                                                                     -----------
                                                                      10,485,788
                                                                     -----------
 Paper Products (1.5%)
  17,500 Temple-Inland, Inc.......................................     1,106,875
                                                                     -----------
 Pharmaceuticals (1.0%)
  27,000 Elan Corp., PLC, ADR (b).................................       784,688
                                                                     -----------
 Raw Materials (1.1%)
  65,000 Bethlehem Steel Corp. (b)................................       507,813
  14,000 USX--U.S. Steel Group, Inc...............................       363,125
                                                                     -----------
                                                                         870,938
                                                                     -----------
 Real Estate (1.3%)
  47,000 Healthcare Realty Trust, Inc. ...........................       987,000
                                                                     -----------
 Restaurants (1.0%)
  18,500 McDonald's Corp..........................................       771,219
                                                                     -----------
 Retail (7.3%)
  28,200 Dayton Hudson Corp.......................................     1,824,187
  34,500 Lowe's Co., Inc..........................................     1,819,874
  54,500 Rite Aid Corp............................................     1,154,719
  17,000 Whole Foods Market, Inc. (b).............................       748,000
                                                                     -----------
                                                                       5,546,780
                                                                     -----------
 Savings & Loans (0.5%)
  10,000 Washington Mutual, Inc...................................       343,125
                                                                     -----------
 Software & Computer Services (1.2%)
   7,000 BMC Software, Inc. (b)...................................       377,125
  20,000 Sterling Commerce, Inc. (b)..............................       525,000
                                                                     -----------
                                                                         902,125
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Value Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999



                                  Security                             Market
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks, continued
 Telecommunications-Equipment (3.4%)
  29,580 Nortel Networks Corp.....................................   $ 2,621,528
                                                                     -----------
 Telecommunications-Services and Equipment (2.1%)
   5,000 Comcast Corp., Special Class A...........................       192,500
   7,000 Sprint Corp (PCS Group)..................................       424,375
  19,000 Sprint Corp. ............................................       982,063
                                                                     -----------
                                                                       1,598,938
                                                                     -----------
 Toys (2.8%)
  83,385 Hasbro, Inc. ............................................     2,168,010
                                                                     -----------
 Transportation (2.9%)
  39,510 Kansas City Southern Industries, Inc.....................     2,182,928
                                                                     -----------
 Utilities--Electric (3.0%)
  57,500 DQE, Inc.................................................     2,278,438
                                                                     -----------
 Utilities--Telecommunications (5.8%)
   9,620 ALLTEL Corp..............................................       690,836
  28,300 AT&T Corp................................................     1,469,831
  27,170 MCI Worldcom, Inc. (b)...................................     2,241,525
                                                                     -----------
                                                                       4,402,192
                                                                     -----------
  Total Common Stocks (Cost $70,160,426)                              72,540,807
                                                                     -----------

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Depository Receipts (1.6%)
    9,000  S & P 500 Depository Receipt...........................   $ 1,195,313
                                                                     -----------
  Total Depository Receipts (Cost $1,189,583)                          1,195,313
                                                                     -----------
 Investment Company (1.3%)
  975,133  One Group Prime Money Market Fund, (Class I Shares)....       975,133
                                                                     -----------
  Total Investment Company (Cost $975,133)                               975,133
                                                                     -----------
  Total Investments (Cost $72,325,142)
    (a) -- (98.2%)                                                    74,711,253
  Other assets in excess of liabilities--(1.8%)                        1,402,962
                                                                     -----------
  Total Net Assets--(100.0%)                                         $76,114,215
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $46,490. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $ 4,663,501
   Unrealized depreciation...  (2,323,880)
                              -----------
   Net unrealized
   appreciation.............. $ 2,339,621
                              ===========

(b) Non-income producing security

ADR--American Depository Receipt
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

                                   Security                            Market
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (98.5%)
 Aerospace/Defense (3.4%)
    16,100 AAR Corp. .............................................   $   339,106
    19,400 BE Aerospace, Inc. (b).................................       367,388
    14,200 GenCorp, Inc. .........................................       373,637
                                                                     -----------
                                                                       1,080,131
                                                                     -----------
 Animal Hospital (1.3%)
    29,700 Veterinary Centers Of America (b)......................       428,794
                                                                     -----------
 Apparel (2.3%)
    28,700 Cato Corp. ............................................       360,544
    16,800 Kellwood Co. ..........................................       381,150
                                                                     -----------
                                                                         741,694
                                                                     -----------
 Banks (11.0%)
     9,900 City National Corp. ...................................       339,075
    26,400 Colonial BancGroup, Inc. ..............................       371,250
    15,400 Community Bank System, Inc. ...........................       400,400
    17,700 Community First Bankshares, Inc. ......................       371,700
    17,430 F.N.B. Corp. ..........................................       453,180
     9,400 First Essex Bancorp, Inc. .............................       155,100
    15,500 First Republic Bank, Inc. (b)..........................       408,813
    26,788 Imperial Bancorp (b)...................................       490,555
    27,500 Peoples Heritage Financial Group.......................       496,718
                                                                     -----------
                                                                       3,486,791
                                                                     -----------
 Building & Construction (4.4%)
    17,600 Beazer Homes USA, Inc. (b).............................       446,599
    20,467 Modtech Holdings, Inc. (b).............................       245,604
    17,900 NCI Building Systems, Inc. ............................       342,338
     6,700 NVR, Inc. (b)..........................................       376,875
                                                                     -----------
                                                                       1,411,416
                                                                     -----------
 Building--Mobile Homes (1.0%)
    16,100 Coachman Industries, Inc. .............................       309,925
                                                                     -----------
 Chemicals (2.4%)
    35,000 International Specialty Products, Inc. (b).............       312,813
    29,200 M.A. Hanna Co. ........................................       467,200
                                                                     -----------
                                                                         780,013
                                                                     -----------
 Commercial Services (1.0%)
    10,100 Central Parking Corp. .................................       333,931
                                                                     -----------
 Computers & Peripherals (2.9%)
     8,000 NeoMagic Corp. (b).....................................        75,000
    31,300 Pomeroy Computer Resources, Inc. (b)...................       451,893
    34,100 Technology Solutions Co. (b)...........................       413,463
                                                                     -----------
                                                                         940,356
                                                                     -----------
 Consumer Goods & Services (1.4%)
    27,000 Central Garden & Pet Co. (b)...........................       244,687
    17,000 Nu Skin Enterprises, Inc. (b)..........................       213,563
                                                                     -----------
                                                                         458,250
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Electric Utility (4.3%)
    19,100 Avista Corp. ..........................................   $   321,119
    25,100 CMP Group, Inc. .......................................       665,149
     9,800 TNP Enterprises, Inc. .................................       374,238
                                                                     -----------
                                                                       1,360,506
                                                                     -----------
 Electrical Equipment (2.3%)
    43,200 Checkpoint Systems, Inc. (b)...........................       396,900
    15,700 Emcor Group, Inc (b)...................................       349,325
                                                                     -----------
                                                                         746,225
                                                                     -----------
 Electronic & Electrical (3.1%)
    10,000 Benchmark Electronics, Inc. (b)........................       383,750
     5,700 DSP Group, Inc. (b)....................................       226,219
     8,900 Oak Industries, Inc. (b)...............................       383,256
                                                                     -----------
                                                                         993,225
                                                                     -----------
 Electronic Components/Instruments (1.5%)
    13,200 Kent Electronics Corp. (b).............................       229,350
    12,250 Vishay Intertechnology, Inc. (b).......................       261,844
                                                                     -----------
                                                                         491,194
                                                                     -----------
 Electronic Measur Instrument (0.5%)
    17,000 PSC Inc. (b)...........................................       167,875
                                                                     -----------
 Energy (1.0%)
    11,200 McDermott International, Inc. .........................       315,700
                                                                     -----------
 Entertainment Software (1.3%)
    15,200 Thq Inc. (b)...........................................       426,550
                                                                     -----------
 Financial Services (1.6%)
    24,300 Capital Re Corp. ......................................       326,531
    26,900 Resource Bancshares Mortgage Group, Inc. ..............       188,300
                                                                     -----------
                                                                         514,831
                                                                     -----------
 Food Processing & Packaging (1.0%)
    15,500 Ben & Jerry's Homemade, Inc. (b).......................       325,500
                                                                     -----------
 Gas Distribution (6.5%)
     8,700 CTG Resources, Inc. ...................................       319,181
    11,500 Eastern Enterprises....................................       447,781
    29,400 Energen Corp. .........................................       551,250
     9,500 NUI Corp. .............................................       253,531
    20,600 UGI Corp. .............................................       489,250
                                                                     -----------
                                                                       2,060,993
                                                                     -----------
 Health Care (1.5%)
    35,000 Curative Health Services, Inc. (b).....................       205,625
    21,100 Sierra Health Services, Inc. (b).......................       272,981
                                                                     -----------
                                                                         478,606
                                                                     -----------
 Heavy Machinery--Industrial, Farm, Construction (0.5%)
     8,300 Scott Technologies Inc. ...............................       152,513
                                                                     -----------
 Hotels & Lodging (1.1%)
    32,300 Prime Hospitality Corp. (b)............................       353,281
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Small Cap Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999



                                   Security                            Market
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Identification Systems (1.6%)
    52,900 Paxar Corp. (b)........................................   $   519,081
                                                                     -----------
 Industrial (0.5%)
    25,500 DT Industries, Inc. ...................................       159,375
                                                                     -----------
 Insurance (2.8%)
    20,900 ARM Financial Group, Inc. Class A......................       104,500
    12,400 Fidelity National Financial, Inc. .....................       216,225
    24,900 Frontier Insurance Group, Inc. ........................       365,719
    11,200 Harleysville Group, Inc. ..............................       218,400
                                                                     -----------
                                                                         904,844
                                                                     -----------
 Investment Company (1.4%)
    20,200 Allied Capital Corp. ..................................       454,500
                                                                     -----------
 Machinery Farm (0.7%)
    10,400 Gehl Co. ..............................................       222,300
                                                                     -----------
 Manufacturing (5.1%)
    29,600 Esterline Technologies Corp. (b).......................       456,950
    27,400 Mark IV Industries, Inc. ..............................       585,674
    19,000 Smith A.O. Corp. ......................................       553,375
                                                                     -----------
                                                                       1,595,999
                                                                     -----------
 Metal & Mineral Production (1.0%)
    29,400 Intermet Corp. ........................................       334,425
                                                                     -----------
 Metals (1.0%)
    11,800 Quanex Corp. ..........................................       311,225
                                                                     -----------
 Metals & Mining (2.0%)
    10,000 Cleveland Cliffs, Inc. ................................       320,000
    24,000 RTI International Metals, Inc. (b).....................       309,000
                                                                     -----------
                                                                         629,000
                                                                     -----------
 Oil & Gas--Exploration & Production Services (0.8%)
    11,900 Valero Energy Corp. ...................................       254,363
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.8%)
    24,300 Swift Energy Co. (b)...................................       253,631
                                                                     -----------
 Oilfield Equipment & Services (2.2%)
     9,500 Tidewater, Inc. .......................................       314,094
    25,500 Tuboscope, Inc. (b)....................................       382,500
                                                                     -----------
                                                                         696,594
                                                                     -----------
 Paper Products (2.1%)
     4,100 Chesapeake Corp. ......................................       127,613
    39,100 P.H. Glatfelter and Co. ...............................       544,956
                                                                     -----------
                                                                         672,569
                                                                     -----------
 Printing & Publishing (1.6%)
    20,300 Banta Corp. ...........................................       499,888
                                                                     -----------

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Publishing (1.1%)
    11,900 Big Flower Holdings, Inc. (b)..........................   $   355,513
                                                                     -----------
 Research & Development (1.3%)
    15,800 URS Corp. (b)..........................................       410,800
                                                                     -----------
 Retail (4.1%)
    45,900 Catherines Stores Corp. (b)............................       602,438
    16,500 Neiman Marcus Group, Inc. (b)..........................       412,500
    24,400 Value City Department Stores, Inc. (b).................       300,425
                                                                     -----------
                                                                       1,315,363
                                                                     -----------
 Software & Computer Services (0.6%)
    22,600 Mapics Inc. (b)........................................       183,625
                                                                     -----------
 Steel (0.8%)
    39,200 Armco, Inc. (b)........................................       257,250
                                                                     -----------
 Technology--Services (Data Processing) (1.5%)
    11,600 SPS Technologies, Inc. (b).............................       474,875
                                                                     -----------
 Telecommunications (0.5%)
    12,200 Advanced Communication Systems, Inc. (b)...............       160,125
                                                                     -----------
 Telecommunications-Services and Equipment (0.9%)
    10,000 Transaction NeTwork Services, Inc. (b).................       289,375
                                                                     -----------
 Television (1.5%)
    25,500 Sinclair Broadcast Group Class A (b)...................       482,906
                                                                     -----------
 Tobacco & Tobacco Products (1.6%)
    17,000 Universal Corp. .......................................       511,063
                                                                     -----------
 Transportation (2.8%)
    24,300 Circle International Group, Inc. ......................       583,200
    20,600 Heartland Express, Inc. (b)............................       318,013
                                                                     -----------
                                                                         901,213
                                                                     -----------
 Utilities--Electric (0.9%)
    10,000 Alliant Energy Corp. ..................................       288,750
                                                                     -----------
  Total Common Stocks (Cost $30,564,925)                              31,496,952
                                                                     -----------
 Investment Company (1.2%)
   383,265 One Group Prime Money Market Fund (Class I Shares).....       383,265
                                                                     -----------
  Total Investment Company (Cost $383,265)                               383,265
                                                                     -----------
  Total Investments
   (Cost $30,948,190) (a)--99.7%                                      31,880,217
  Other assets in excess of liabilities--0.3%                            107,012
                                                                     -----------
  Total Net Assets--100.0%                                           $31,987,229
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $4,997. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $ 3,739,822
   Unrealized depreciation...  (2,812,793)
                              -----------
   Net unrealized
   appreciation.............. $   927,029
                              ===========

(b) Non income producing security
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (59.5%)
 Aerospace/Defense (1.3%)
    57,110 B.F. Goodrich Co. .....................................   $ 2,370,065
                                                                     -----------
 Airlines (0.5%)
    36,885 Comair Holdings, Inc. .................................       901,377
                                                                     -----------
 Automotive (0.7%)
    26,950 Ford Motor Co. ........................................     1,310,444
                                                                     -----------
 Banking (4.5%)
    28,278 BankAmerica Corp. .....................................     1,876,952
    40,470 BancOne Corp. .........................................     2,208,144
    32,620 Chase Manhattan Corp. .................................     2,507,663
    57,350 U.S. Bancorp ..........................................     1,785,019
                                                                     -----------
                                                                       8,377,778
                                                                     -----------
 Beverages (0.9%)
    40,650 Pepsico, Inc. .........................................     1,590,431
                                                                     -----------
 Chemicals (0.5%)
    29,550 Air Products & Chemicals Inc. .........................       988,078
                                                                     -----------
 Computers & Peripherals (6.7%)
    92,586 Cisco Systems, Inc. (b)................................     5,751,905
    16,460 Dell Computer Corp. (b)................................       672,803
    58,580 EMC Corp. (b)..........................................     3,547,751
    35,290 Sun Microsystems, Inc. (b).............................     2,395,309
                                                                     -----------
                                                                      12,367,768
                                                                     -----------
 Consumer Goods & Services (1.1%)
     6,750 Clorox Co. ............................................       756,000
    30,355 Newell Rubbermaid, Inc. ...............................     1,312,854
                                                                     -----------
                                                                       2,068,854
                                                                     -----------
 Diversified Operations (2.1%)
    20,360 Corning Inc. ..........................................     1,425,200
    25,400 Tyco International, Ltd. ..............................     2,481,263
                                                                     -----------
                                                                       3,906,463
                                                                     -----------
 Electrical & Electronic (2.2%)
    15,660 Sanmina Corp. (b)......................................     1,022,794
    17,740 Solectron Corp. (b)....................................     1,143,121
    13,570 Texas Instruments, Inc. ...............................     1,954,080
                                                                     -----------
                                                                       4,119,995
                                                                     -----------
 Electrical Equipment (1.7%)
    34,040 American Power Conversion Corp. (b)....................       706,330
    21,500 General Electric Co. ..................................     2,343,500
                                                                     -----------
                                                                       3,049,830
                                                                     -----------
 Financial Services (5.0%)
    11,110 Capital One Financial Corp. ...........................       515,226
    16,797 CitiGroup Inc. ........................................       748,516
    29,600 Deluxe Corp. ..........................................     1,110,000
    22,750 Freddie Mac............................................     1,305,281
    11,610 Morgan Stanley Dean Witter & Co. ......................     1,046,351
    39,825 Paychex, Inc. .........................................     1,117,589

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Financial Services, continued
    51,805 T. Rowe Price Associates, Inc. ........................   $ 1,813,176
    45,853 Washington Mutual, Inc. ...............................     1,573,331
                                                                     -----------
                                                                       9,229,470
                                                                     -----------
 Health Care (0.6%)
    23,370 McKesson HBOC, Inc. ...................................       725,931
    51,126 Total Renal Care Holdings, Inc. (b)....................       428,180
                                                                     -----------
                                                                       1,154,111
                                                                     -----------
 Insurance (2.4%)
     7,522 American International Group, Inc. ....................       873,492
    25,855 Marsh & McLennan Companies, Inc. ......................     1,964,980
    30,160 XL Capital Ltd. .......................................     1,583,400
                                                                     -----------
                                                                       4,421,872
                                                                     -----------
 Leisure--Recreation, Gaming (0.8%)
    30,170 Carnival Corp. ........................................     1,401,019
                                                                     -----------
 Machinery--Diversified (0.8%)
    19,790 Applied Materials, Inc. (b)............................     1,423,643
                                                                     -----------
 Medical-Biotechnology (1.4%)
    18,930 Amgen, Inc. (b)........................................     1,455,244
    18,750 Biomatrix, Inc. .......................................       384,375
    11,920 PE Corp.-PE Biosystems Group...........................       668,265
                                                                     -----------
                                                                       2,507,884
                                                                     -----------
 Office Equipment & Services (0.5%)
    14,730 Pitney Bowes, Inc. ....................................       937,196
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.8%)
    26,520 Exxon Corp. ...........................................     2,105,025
    51,070 Ultramar Diamond Shamrock Corp. .......................     1,206,529
                                                                     -----------
                                                                       3,311,554
                                                                     -----------
 Pharmaceuticals (4.9%)
    38,540 Elan Corp. PLC, ADR (b)................................     1,120,069
    14,140 Lilly (Eli) & Co. .....................................       927,938
    54,465 Pfizer Inc. ...........................................     1,848,406
    23,895 Pharmacia & Upjohn, Inc. ..............................     1,285,850
    37,470 Schering-Plough Corp. .................................     1,836,030
    30,045 Warner Lambert Co. ....................................     1,982,969
                                                                     -----------
                                                                       9,001,262
                                                                     -----------
 Pipelines (0.6%)
    26,440 The Williams Co., Inc. ................................     1,112,133
                                                                     -----------
 Publishing (1.2%)
    43,800 McGraw-Hill Co., Inc. .................................     2,228,325
                                                                     -----------
 Restaurants (0.4%)
    30,910 Starbucks Corp. (b)....................................       718,658
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

 Shares or
 Principal                        Security                            Market
  Amount                        Description                           Value
 --------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Retail (5.3%)
    46,613 Dollar General Corp. ................................   $  1,232,331
    26,770 Kohl's Corp. (b).....................................      2,036,192
    36,350 Lowes Co., Inc. .....................................      1,917,463
    50,770 Office Depot, Inc. (b)...............................        951,938
    38,058 Gap, Inc. ...........................................      1,779,212
    17,770 Wal-Mart Stores, Inc. ...............................        750,783
    36,830 Walgreen Co. ........................................      1,042,749
                                                                   ------------
                                                                      9,710,668
                                                                   ------------
 Retail-Food Chain (0.3%)
    14,470 Whole Foods Market, Inc. (b).........................        636,680
                                                                   ------------
 Software & Computer Services (3.3%)
    26,690 BMC Software, Inc. (b)...............................      1,437,924
    62,380 Compuware Corp. (b)..................................      1,731,045
    24,670 Microsoft Corp. (b)..................................      2,116,994
    27,360 Sterling Commerce Inc. ..............................        718,200
                                                                   ------------
                                                                      6,004,163
                                                                   ------------
 Telecommunications-Services and Equipment (6.9%)
    27,100 ALLTEL Corp. ........................................      1,946,119
    43,435 AT&T Corp. ..........................................      2,255,904
    22,245 CenturyTel, Inc......................................        950,974
    27,840 Lucent Technologies, Inc. ...........................      1,811,340
    34,000 MCI Worldcom, Inc. (b)...............................      2,804,999
    23,030 Nortel Networks Corp. ...............................      2,041,034
    18,780 Tellabs, Inc. .......................................      1,156,144
                                                                   ------------
                                                                     12,966,514
                                                                   ------------
 Transportation (1.1%)
    36,950 Kansas City Southern Industries,
            Inc. ...............................................      2,041,488
                                                                   ------------
  Total Common Stocks (Cost $79,085,821)                            109,857,723
                                                                   ------------
 Asset Backed Securities (0.6%)
 Financial Services (0.6%)
 1,300,000 Chemical Master Credit Card Trust, Series 1996-1,
            Class A, 5.55%, 9/15/03.............................      1,294,852
                                                                   ------------
  Total Asset Backed Securities (Cost $1,253,976)                     1,294,852
                                                                   ------------
 Corporate Bonds (13.6%)
 Banking--Foreign (0.7%)
 1,000,000 Abbey National PLC, 6.69%, 10/17/05..................        986,250
   325,000 Bayerische Landesbank-NY, 6.20%, 2/9/06..............        309,563
                                                                   ------------
                                                                      1,295,813
                                                                   ------------
 Diversified Operations (0.5%)
 1,000,000 Warner Lambert, 6.625%, 9/15/02......................      1,008,750
                                                                   ------------

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Corporate Bonds, continued
 Financial Services (9.2%)
 1,000,000 Federal Home Loan Bank, 6.03%, 11/6/02................   $   997,550
 2,000,000 Ford Motor Credit Co., 5.80%, 1/12/09.................     1,802,500
   500,000 Ford Motor Credit Co., 6.13% 4/28/03..................       488,125
 2,000,000 Freddie Mac, 5.00%, 1/15/04...........................     1,891,420
 1,300,000 JP Morgan & Co., 6.25%, 1/15/09.......................     1,212,250
   515,000 JP Morgan & Co., 7.25%, 1/15/02.......................       522,725
 1,000,000 Merrill Lynch and Co., 6.55%, 8/1/04..................       988,750
 1,200,000 Merrill Lynch and Co., 6.00%, 2/17/09.................     1,093,500
 2,000,000 Merrill Lynch and Co., 6.00%, 2/12/03.................     1,960,000
 1,000,000 Morgan Stanley Group, Inc., 5.75%, 10/8/99............     1,000,630
 1,000,000 Norwest Financial, Inc., 6.38%, 11/15/03..............       991,250
 1,000,000 Private Export Funding, 5.50%, 3/15/01................       992,500
 1,647,389 Small Business Administration Corp., 6.70%, 3/1/16....     1,633,712
 1,500,000 Transamerica Financial Corp., 6.38%, 11/15/01.........     1,498,125
                                                                    -----------
                                                                     17,073,037
                                                                    -----------
 Food Processing & Packaging (0.3%)
   500,000 Campbell Soup Co., 5.63%, 9/15/03, Callable On 9/15/00
            @ 100................................................       486,250
                                                                    -----------
 Multimedia (1.0%)
 2,000,000 Walt Disney Co., 5.13%, 12/15/03......................     1,892,500
                                                                    -----------
 Pharmaceuticals (0.8%)
 1,467,000 Lilly (Eli) & Co., 6.25%, 3/15/03.....................     1,461,499
                                                                    -----------
 Retail (0.6%)
 1,000,000 Wal-Mart Stores, 7.50%, 5/15/04.......................     1,041,250
                                                                    -----------
 Telecommunications-Services and Equipment (0.5%)
 1,000,000 Pacific Bell, 6.25%, 3/1/05...........................       975,000
                                                                    -----------
  Total Corporate Bonds (Cost $26,085,237)                           25,234,099
                                                                    -----------
 Medium Term/Senior Notes (2.3%)
 Chemicals (2.1%)
 4,000,000 Dupont (EI) De Nemours Co., 6.00%, 3/6/13, Call date
            3/6/03 @ 100.........................................     3,970,000
                                                                    -----------
 Financial Services (0.2%)
   500,000 Bell Atlantic Financial Services, 6.25%, 6/1/00.......       501,175
                                                                    -----------
  Total Medium Term/Senior Notes (Cost $4,613,543)                    4,471,175
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Private Placement (1.5%)
 Research & Development (1.5%)
 3,000,000 Bayer Corp., 6.50%, 10/1/02 (c) acquisition date
            6/21/99..............................................   $ 3,000,000
                                                                    -----------
  Total Private Placement (Cost $3,106,930)                           3,000,000
                                                                    -----------
 U.S. Government Agencies (2.9%)
 Federal National Mortgage Association (1.7%)
 1,000,000 5.75%, 6/15/05........................................       967,090
 2,000,000 6.00%, 5/15/08........................................     1,906,620
                                                                    -----------
                                                                      2,873,710
                                                                    -----------
 Electric Utility (1.6%)
 3,000,000 Tennessee Valley Authority, 5.38%, 11/13/08...........     2,724,360
                                                                    -----------
  Total U.S. Government Agencies (Cost $6,197,361)                    5,598,070
                                                                    -----------
 U.S. Treasury Bonds (10.3%)
   950,000 9.38%, 2/15/06........................................     1,118,407
   295,000 12.00%, 8/15/13.......................................       410,498
 3,455,000 7.25%, 5/15/16........................................     3,765,190
 6,345,000 7.13%, 2/15/23........................................     6,949,551
 7,000,000 6.25%, 8/15/23........................................     6,948,130
                                                                    -----------
  Total U.S. Treasury Bonds (Cost $19,266,620)                       19,191,776
                                                                    -----------

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------

 U.S. Treasury Notes (4.9%)
 1,375,000 6.88%, 8/31/99........................................   $  1,377,404
 2,220,000 6.38%, 5/15/00........................................      2,238,737
 1,480,000 6.25%, 2/15/03........................................      1,499,077
   600,000 7.25%, 5/15/04........................................        632,754
 2,675,000 6.50%, 5/15/05........................................      2,739,253
   800,000 6.25%, 2/15/07........................................        808,576
                                                                    ------------
  Total U.S. Treasury Notes (Cost $9,180,351)                          9,295,801
                                                                    ------------
 Depository Receipts (0.5%)
 Depository Receipts (0.5%)
     8,260 S & P 500 Depository Receipt..........................      1,097,031
                                                                    ------------
  Total Depository Receipts (Cost $1,019,324)                          1,097,031
                                                                    ------------
 Investment Company (2.4%)
 4,521,839 One Group Prime Money Market Fund (Class I shares)....      4,521,839
                                                                    ------------
  Total Investment Company (Cost $4,521,839)                           4,521,839
                                                                    ------------
  Total Investments (Cost $154,331,002) (a)--99.5%                   183,562,366
  Other assets in excess of liabilities--0.5%                            886,811
                                                                    ------------
  Total Net Assets--100.0%                                          $184,449,177
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $34,791,034
   Unrealized depreciation....  (5,559,670)
                               -----------
   Net unrealized
   appreciation............... $29,231,364
                               ===========

(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR--American Depository Receipt
PLC--Public Limited Company
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Notes to Financial Statements
                                 July 31, 1999

1. Organization

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund and Small Cap Fund, and Balanced Fund. International Stock Fund commenced operations on December 2, 1998 and Value Fund and Small Cap Fund commenced operations December 3, 1998. Balanced Fund commenced operations on June 21, 1999. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: Class A (formerly known as Retail Class), Class B and Class Y (formerly known as Institutional Class). The Class Y shares for Growth Stock Fund, U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund commenced operations on October 14, 1994 when the Trust identified those Institutional Shareholders that were part of Class A (as of October 13, 1994) and transferred the Shareholders into Class Y. As of July 31, 1999, Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund have issued Class B shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by Class A and B shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows: Growth Stock Fund seeks primarily long-term capital appreciation and secondarily, dividend income. Growth and Income Fund and Balanced Fund seek primarily current income and secondarily long-term capital appreciation. New Asia Growth Fund and International Stock Fund seek long-term capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek primarily a high level of current income consistent with prudent risk of capital and secondarily, capital appreciation. Tax-Free Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes. Tax-Free Short Intermediate Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes with a greater stability in price than a long-term bond fund. Value Fund seeks to provide long-term capital appreciation and secondarily, current income. Small Cap Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 Securities Valuation

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by Pacific Century Trust (the "Adviser") under the supervision of the Trust's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the costs and market values of securities are reflected as either unrealized appreciation or depreciation.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999

 Securities Transactions and Related Income

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 Foreign Currency Translation:

 The New Asia Growth Fund and International Stock Fund isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

 Risks Associated with Foreign Securities and Currencies:

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the New Asia Growth Fund and International Stock Fund and, to a lesser extent, Growth Fund, Growth and Income Fund and Value Fund and may result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates.

 Forward Currency Exchange Contracts:

 The New Asia Growth Fund and International Stock Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. These Funds may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell foreign currencies. A forward foreign currency contract is an obligation by a Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. These Funds may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999

 is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

 When-Issued and Forward Commitments

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The values of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their values, are taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

 Repurchase Agreements

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("a repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 Dividends to Shareholders

 Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund, Growth and Income Fund, Value Fund and Balanced Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, Small Cap Fund and International Stock Fund. Distributable net realized capital gains, if any, are declared and distributed annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

 Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


 As of July 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                   Undistributed             Accumulated Undistributed Net
                            (Distributions in Excess of) Realized Gains (Losses) on Investments
                               Net Investment Income      (and Foreign Currency Transactions)
                            ---------------------------- --------------------------------------
  Growth Stock Fund.......           1,366,528                         (1,366,528)
  Growth and Income Fund..              49,346                            (49,346)
  New Asia Growth Fund....             103,592                             86,204
  Diversified Fixed Income
   Fund...................              (2,458)                             2,458
  U.S. Treasury Fund......               2,209                                 --
  International Stock
   Fund...................            (777,757)                           782,122
  Value Stock Fund........              28,027                            (24,600)
  Small Cap Fund..........               3,754                                (43)
  Balanced Fund...........               7,766                                 --

 Federal Income Taxes

 It is the policy of each Fund to comply timely with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment company and net capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file claims for all refunds on foreign taxes withheld.)

 Concentration of Risk

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 Other

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or on other appropriate basis.

3. Purchases and Sales of Securities

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1999 are as follows:

                                                        Purchases      Sales
                                                       ------------ ------------
  Growth Stock Fund................................... $312,733,656 $379,669,645
  Growth and Income Fund..............................  111,132,509  135,601,840
  New Asia Growth Fund................................   22,794,450   26,348,441
  Diversified Fixed Income Fund.......................  157,921,732  108,360,497
  U.S. Treasury Securities Fund.......................    2,085,445    2,593,719
  Short Intermediate U.S. Treasury Securities Fund....   25,997,096   17,406,477
  Tax-Free Securities Fund............................   52,214,736   41,510,669
  Tax-Free Short Intermediate Securities Fund.........    8,535,172   17,053,148
  International Stock Fund............................  149,825,608   85,961,676
  Value Fund..........................................  130,950,567   62,946,261
  Small Cap Fund......................................   45,885,612   16,540,519
  Balanced Fund.......................................   10,299,618    9,979,477

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


4. Related Party Transactions

 Investment advisory services are provided to the Trust by Pacific Century Trust (the "Adviser"). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Funds.

 Nicholas-Applegate Capital Management is the Sub-Adviser to the International Stock Fund and the Small Cap Fund. As of July 19, 1999 CMG First State (Hong Kong) LLC has become the new Sub-Adviser to the New Asia Growth Fund. Their fees are paid by the Adviser out of its investment advisory fees.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), BISYS Fund Services, Inc. ("BISYS Services") and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of a management and administration agreement, BISYS Ohio's fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 The Trust has adopted for the Class A and Class B shares of each of the Funds a Class A Distribution Plan and a Class B Distribution Plan ("the Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays BISYS a fee, not to exceed, on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the Class A and Class B shares of each Fund. These fees are for payments BISYS makes to banks, including the Adviser, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

 Class A shares of the Growth Stock Fund, Growth and Income Fund, Value Fund, Balanced Fund, Tax-Free Securities Fund, Diversified Fixed Income Fund and U.S. Treasury Securities Fund are subject to a 4.00% sales charge at the time of purchase. Class A shares of the New Asia Growth Fund, Small Cap Fund and International Stock Fund are subject to a 5.25% sales charge at the time of purchase. Class A shares of the Tax-Free Short Intermediate Securities Fund and Short Intermediate U.S. Treasury Securities Fund are subject to a 2.25% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

  Year of Redemption                                                        CDSC
  ------------------                                                        ----
  First....................................................................   5%
  Second...................................................................   4
  Third....................................................................   3
  Fourth...................................................................   3
  Fifth....................................................................   2
  Sixth....................................................................   1

 For the year ended July 31, 1999, BISYS, as the Trust's principal underwriter, received approximately $948,320 from commissions on sales of Class A shares and redemptions of Class B shares, of which $934,544 was reallowed to other dealers.

 BISYS Ohio serves the Trust as fund accountant. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to receive fees based on a percentage of average daily net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 BISYS Services serves as the Transfer Agent for the Funds. Under the terms of transfer agency agreement, BISYS Services is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


 Information regarding these transactions for the year ended July 31,1999 is as follows:

                              Investment Advisory Fees
                            ----------------------------
                            Annual Fee as a              Administration 12b-1 Fees
                               Percentage       Fees          Fees      Voluntarily
                               of Average    Voluntarily  Voluntarily     Reduced    Total
                            Daily Net Assets   Reduced      Reduced      Class A    Waivers
                            ---------------- ----------- -------------- ----------- --------
  Growth Stock Fund.......        0.80%       $    --       $158,706      $78,971   $237,677
  Growth and Income Fund..        0.80%            --         70,353       43,490    113,843
  New Asia Growth Fund....        0.90%            --          8,281        9,011     17,292
  Diversified Fixed Income
   Fund...................        0.60%        277,623        74,033       11,289    362,945
  U.S. Treasury Securities
   Fund...................        0.60%         57,912         9,266        6,116     73,294
  Short Intermediate U.S.
   Treasury Securities
   Fund...................        0.50%         54,052        14,213        3,476     71,741
  Tax-Free Securities
   Fund...................        0.60%        640,669       170,846       21,126    832,641
  Tax-Free Short
   Intermediate Securities
   Fund...................        0.50%         50,048        25,025        3,834     78,907
  International Stock
   Fund...................        1.10%         40,593        16,233          110     56,936
  Value Fund..............        0.80%            --         15,882          295     16,177
  Small Cap Fund..........        1.10%         20,458         8,183          178     28,819
  Balanced................        0.80%         21,369         8,547           22     29,938

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


5. Capital Share Transactions

 Transactions in capital shares for the Trust were as follows:

                               Growth Stock Fund       Growth and Income Fund
                            -------------------------  ------------------------
                               Amount        Shares       Amount       Shares
                            -------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                 July 31, 1999              July 31, 1999
                            -------------------------  ------------------------
  Class A Shares
  Shares issued...........  $   5,567,956     324,247  $  4,009,071     221,903
  Dividends reinvested....      2,120,376     136,975       899,797      51,799
  Shares redeemed.........     (4,157,484)   (239,029)   (2,341,596)   (125,318)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   3,530,848     222,193  $  2,567,272     148,384
                            =============  ==========  ============  ==========
  Class B Shares
  Shares issued...........  $   8,572,370     495,581  $  6,024,874     325,558
  Dividends reinvested....        370,730      24,073       382,330      22,164
  Shares redeemed.........       (412,189)    (23,922)     (401,322)    (21,784)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   8,530,911     495,732  $  6,005,882     325,938
                            =============  ==========  ============  ==========
  Class Y Shares
  Shares issued...........  $  65,521,478   3,881,437  $ 50,169,553   2,794,866
  Dividends reinvested....     53,722,758   3,454,840    14,156,402     814,961
  Shares redeemed.........   (113,561,531) (6,637,541)  (73,693,810) (4,043,070)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   5,682,705     698,736  $ (9,367,855)   (433,243)
                            =============  ==========  ============  ==========
                               For the Year Ended        For the Year Ended
                                 July 31, 1998              July 31, 1998
                            -------------------------  ------------------------
  Class A Shares
  Shares issued...........  $   3,744,760     216,021  $  2,912,762     164,933
  Dividends reinvested....      1,239,385      82,407       372,456      23,296
  Shares redeemed.........     (1,370,344)    (81,528)     (771,818)    (44,668)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   3,613,801     216,900  $  2,513,400     143,561
                            =============  ==========  ============  ==========
  Class B Shares
  Shares issued...........  $   1,456,711      83,868  $  2,203,968     119,054
  Dividends reinvested....            --          --             16           1
  Shares redeemed.........        (26,704)     (1,539)      (39,676)     (2,134)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   1,430,007      82,329  $  2,164,308     116,921
                            =============  ==========  ============  ==========
  Class Y Shares
  Shares issued...........  $  56,189,401   3,354,162  $ 56,280,388   3,189,329
  Shares issued in
   conjunction with common
   trust fund conversion..    120,286,123   8,205,056           --          --
  Dividends reinvested....     28,765,229   1,908,676    10,842,366     669,602
  Shares redeemed.........    (64,246,853) (3,777,051)  (39,704,663) (2,244,480)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $ 140,993,900   9,690,843  $ 27,418,091   1,614,451
                            =============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999

5. Capital Share Transactions (continued)

                                   New Asia              Diversified Fixed
                                  Growth Fund               Income Fund
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
                              For the Year Ended        For the Year Ended
                                 July 31, 1999             July 31, 1999
                            ------------------------  ------------------------
  Class A Shares:
  Shares issued............ $    355,078      39,637  $  1,603,128     143,849
  Dividends reinvested.....        5,349         725       129,913      11,853
  Shares redeemed..........     (514,827)    (69,461)     (849,801)    (78,335)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $   (154,400)    (29,099) $    883,240      77,367
                            ============  ==========  ============  ==========
  Class B Shares:
  Shares issued............ $    191,310      20,269  $  2,004,483     184,881
  Dividends reinvested.....           28           3        42,004       3,892
  Shares redeemed..........      (10,144)     (1,127)     (108,492)    (10,026)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $    181,194      19,145  $  1,937,995     178,747
                            ============  ==========  ============  ==========
  Class Y Shares:
  Shares issued............ $  5,302,282     694,216  $103,121,720   9,378,239
  Dividends reinvested.....       24,640       3,330     1,428,146     126,826
  Shares redeemed..........  (11,100,512) (1,479,074)  (53,846,034) (4,876,355)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $ (5,773,590)   (781,528) $ 50,703,832   4,628,710
                            ============  ==========  ============  ==========
                              For the Year Ended        For the Year Ended
                                 July 31, 1998             July 31, 1998
                            ------------------------  ------------------------
  Class A Shares:
  Shares issued............ $    469,353      46,993  $    817,809      76,334
  Dividends reinvested.....      228,503      26,391        70,402       6,514
  Shares redeemed..........     (613,470)    (68,170)     (529,156)    (48,813)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $     84,386       5,214  $    359,055      34,035
                            ============  ==========  ============  ==========
  Class B Shares:
  Shares issued............ $     88,860      10,584  $    235,079      21,588
  Dividends reinvested.....          --          --          1,660         152
  Shares redeemed..........         (943)       (111)         (945)        (86)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $     87,917      10,473  $    235,794      21,654
                            ============  ==========  ============  ==========
  Class Y Shares:
  Shares issued............ $ 10,352,449   1,199,997  $ 48,477,915   4,460,189
  Shares issued in
   conjunction with common
   trust fund conversion...          --          --      8,914,400     817,085
  Dividends reinvested.....    1,553,437     176,588        61,265       5,625
  Shares redeemed..........   (3,618,366)   (408,645)  (34,180,770) (3,131,037)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $  8,287,520     967,940  $ 23,272,810   2,151,862
                            ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


5. Capital Share Transactions (continued)

                                                       Short Intermediate U.S.
                                   U.S. Treasury         Treasury Secuirties
                                  Securities Fund               Fund
                                ---------------------  ------------------------
                                  Amount      Shares      Amount       Shares
                                -----------  --------  ------------  ----------
                                 For the Year Ended      For the Year Ended
                                   July 31, 1999            July 31, 1999
                                ---------------------  ------------------------
  Class A Shares:
  Shares issued...............  $   347,379    36,366  $    134,779      13,856
  Dividends reinvested........       56,684     5,896        33,944       3,482
  Shares redeemed.............      (71,552)   (7,578)     (211,156)    (22,095)
                                -----------  --------  ------------  ----------
  Net increase/(decrease).....  $   332,511    34,684  $    (42,433)     (4,757)
                                ===========  ========  ============  ==========
  Class Y Shares:
  Shares issued...............  $ 1,037,080   106,128  $ 68,319,253   7,087,034
  Dividends reinvested........    1,184,440   122,917       166,348      16,959
  Shares redeemed.............   (3,084,323) (321,332)  (59,322,193) (6,145,812)
                                -----------  --------  ------------  ----------
  Net increase/(decrease).....  $  (862,803)  (92,287) $  9,163,408     958,181
                                ===========  ========  ============  ==========
                                 For the Year Ended      For the Year Ended
                                   July 31, 1998            July 31, 1998
                                ---------------------  ------------------------
  Class A Shares:
  Shares issued...............  $   142,785    15,083  $    324,234      33,871
  Dividends reinvested........       49,496     5,226        29,263       3,051
  Shares redeemed.............     (212,310)  (22,522)     (324,935)    (33,870)
                                -----------  --------  ------------  ----------
  Net increase/(decrease).....  $   (20,029)   (2,213) $     28,562       3,052
                                ===========  ========  ============  ==========
  Class Y Shares:
  Shares issued...............  $   400,221    41,875  $  6,940,611     722,116
  Shares issued in conjunction
   with common trust fund
   conversion.................          --        --      9,573,342     995,150
  Dividends reinvested........    1,201,477   126,855        32,845       3,431
  Shares redeemed.............   (3,689,175) (396,268)  (18,666,022) (1,941,708)
                                -----------  --------  ------------  ----------
  Net increase/(decrease).....  $(2,087,477) (227,538) $ (2,119,224)   (221,011)
                                ===========  ========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


5. Capital Share Transactions (continued)

                                                             Tax-Free
                                   Tax-Free             Short Intermediate
                                Securities Fund           Securities Fund
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
                              For the Year Ended        For the Year Ended
                                 July 31, 1999             July 31, 1999
                            ------------------------  ------------------------
  Class A Shares:
  Shares issued............ $  4,679,423     430,260  $  1,030,350     101,503
  Dividends reinvested.....      138,960      12,829        28,507       2,811
  Shares redeemed..........   (2,904,688)   (267,873)     (641,337)    (63,375)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $  1,913,695     175,216  $    417,520      40,939
                            ============  ==========  ============  ==========
  Class B Shares:
  Shares issued............ $  1,510,276     141,343           --          --
  Dividends reinvested.....       10,908       1,012           --          --
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $  1,521,184     142,355           --          --
                            ============  ==========  ============  ==========
  Class Y Shares:
  Shares issued............ $ 59,458,110   5,480,924  $ 15,798,971   1,548,401
  Dividends reinvested.....    3,625,344     330,518       224,619      21,933
  Shares redeemed..........  (41,845,285) (3,836,063)  (19,807,705) (1,945,131)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $ 21,238,169   1,975,379  $ (3,784,115)   (374,797)
                            ============  ==========  ============  ==========
                              For the Year Ended        For the Year Ended
                                 July 31, 1998             July 31, 1998
                            ------------------------  ------------------------
  Class A Shares:
  Shares issued............ $  1,640,252     151,580  $    130,400      12,916
  Dividends reinvested.....       38,731       3,587        16,719       1,653
  Shares redeemed..........   (1,167,839)   (108,228)     (389,729)    (38,495)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $    511,144      46,939  $   (242,610)    (23,926)
                            ============  ==========  ============  ==========
  Class B Shares:
  Shares issued............ $    267,860      24,963           --          --
  Dividends reinvested.....        1,483         137           --          --
  Shares redeemed..........         (100)         (9)          --          --
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $    269,243      25,091           --          --
                            ============  ==========  ============  ==========
  Class Y Shares:
  Shares issued............ $ 46,027,274   4,247,313  $ 11,212,917   1,100,661
  Shares issued in
   conjunction with common
   trust fund conversion...  104,600,137   9,658,369    12,804,860   1,259,082
  Dividends reinvested.....    1,643,171     152,405       217,024      21,401
  Shares redeemed..........  (33,393,862) (3,083,534)   (9,180,229)   (903,387)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).. $118,876,720  10,974,553  $ 15,054,572   1,477,757
                            ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


5. Capital Share Transactions (continued)

                            International Stock Fund          Value Fund
                            --------------------------- ------------------------
                                  Amount        Shares     Amount       Shares
                            -------------  ------------ ------------  ----------
                               December 3, 1998 to        December 3, 1998 to
                                  July 31, 1999              July 31, 1999
                            --------------------------- ------------------------
  Class A Shares:
  Shares issued...........  $     282,595       24,417  $    174,023      16,533
  Dividends reinvested....            --           --          7,047         664
  Shares redeemed.........        (26,328)      (2,297)          (40)         (4)
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $     256,267       22,120  $    181,030      17,193
                            =============  ===========  ============  ==========
  Class B Shares:
  Shares issued...........  $      97,091        8,590  $    493,364      46,289
  Dividends reinvested....            --           --         17,315       1,638
  Shares redeemed.........            --           --        (22,829)     (2,235)
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $      97,091        8,590  $    487,850      45,692
                            =============  ===========  ============  ==========
  Class Y Shares:
  Shares issued...........  $  89,796,240    8,595,103  $ 85,682,451   8,508,208
  Dividends reinvested....            --           --      1,687,218     159,021
  Shares redeemed.........    (19,338,967)  (1,815,482)  (14,616,521) (1,394,309)
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $  70,457,273    6,779,621  $ 72,753,148   7,272,920
                            =============  ===========  ============  ==========
                                 Small Cap Fund              Balanced Fund
                            --------------------------- ------------------------
                                  Amount        Shares     Amount       Shares
                            -------------  ------------ ------------  ----------
                               December 3, 1998 to         June 21, 1999 to
                                  July 31, 1999              July 31, 1999
                            --------------------------- ------------------------
  Class A Shares:
  Shares issued...........  $      87,711        8,901  $     64,042       6,296
  Dividends reinvested....              4          --             91           9
  Shares redeemed.........         (1,611)        (161)          --          --
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $      86,104        8,740  $     64,133       6,305
                            =============  ===========  ============  ==========
  Class B Shares:
  Shares issued...........  $      75,289        7,715  $    315,762      31,335
  Dividends reinvested....              1          --            226          23
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $      75,290        7,715  $    315,988      31,358
                            =============  ===========  ============  ==========
  Class Y Shares:
  Shares issued...........  $  46,750,248    4,768,017  $     84,642       8,314
  Shares issued in
   conjunction with common
   trust fund conversion..            --           --    189,111,744  18,826,632
  Dividends reinvested....             29            3           --          --
  Shares redeemed.........    (17,076,259)  (1,787,220)     (337,200)    (33,386)
                            -------------  -----------  ------------  ----------
  Net increase/(decrease).  $  29,674,018    2,980,800  $188,859,186  18,801,560
                            =============  ===========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


6. Acquisition of Common Trust Funds

 On June 21, 1999, the Balanced Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Taxable Bond Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares..................................................   18,826,632
  Net assets of Mutual Fund before the acquisition................ $          0
  Net assets acquired............................................. $189,111,744
  Net asset value................................................. $      10.00
  Unrealized appreciation......................................... $ 31,606,480

 On December 14, 1997, the Diversified Fixed Income Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Taxable Bond Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares..................................................      817,085
  Net assets of Mutual Fund before the acquisition................ $145,624,704
  Net assets acquired............................................. $  8,914,400
  Net asset value................................................. $      10.91
  Unrealized appreciation......................................... $    390,015

 On December 14, 1997, the Growth Stock Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Growth Stock Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares..................................................    8,205,056
  Net assets of Mutual Fund before the acquisition................ $204,709,990
  Net assets acquired............................................. $120,286,123
  Net asset value................................................. $      14.66
  Unrealized appreciation......................................... $ 41,467,947

 On December 14, 1997, the Tax-Free Securities Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Tax Exempt Bond Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares .................................................    9,658,369
  Net assets of Mutual Fund before the acquisition................ $303,241,433
  Net assets acquired............................................. $104,600,137
  Net asset value................................................. $      10.83
  Unrealized appreciation......................................... $  8,372,094

 On December 14, 1997, the Tax-Free Short Intermediate Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Tax Exempt Intermediate Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares ..................................................   1,259,082
  Net assets of Mutual Fund before the acquisition................. $37,311,626
  Net assets acquired.............................................. $12,804,860
  Net asset value.................................................. $     10.17
  Unrealized appreciation.......................................... $   151,948

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


 On December 14, 1997, the Short Intermediate U.S. Treasury Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Short Intermediate Term Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Class Y Shares...................................................     995,150
  Net assets of Mutual Fund before the acquisition................. $24,954,307
  Net assets acquired.............................................. $ 9,573,342
  Net asset value.................................................. $      9.62
  Unrealized appreciation.......................................... $   114,281

7. Federal Income Tax Information (unaudited):

 Capital Loss Carryforward

 At July 31, 1999 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                Amount   Expires
                                                              ---------- -------
  New Asia Growth Fund....................................... $1,915,732  2006
  New Asia Growth Fund.......................................  3,726,929  2007
  U.S. Treasury Securities Fund..............................    261,003  2002
  U.S. Treasury Securities Fund..............................    326,761  2003
  U.S. Treasury Securities Fund..............................  3,238,241  2004
  U.S. Treasury Securities Fund..............................     58,103  2005
  U.S. Treasury Securities Fund..............................     38,240  2006

 To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains will not be distributed to shareholders.

 Long Term Capital Gains Distributions

 During the fiscal year ended July 31, 1999 the Funds declared long-term capital gain distributions as follows:

                                                                     Long-Term
                                                                        20%
                                                                    -----------
  Growth Stock Fund................................................ $64,180,149
  Growth and Income Fund...........................................  20,058,257
  Diversified Fixed Income Fund....................................     459,253
  Short Intermediate U.S. Treasury Fund............................     105,486
  Tax-Free Securities Fund.........................................   3,570,350
  Tax-Free Short Intermediate Securities Fund......................     200,051

 Dividends Received Deduction

 For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 1999 qualify for the corporate dividends received deduction for the following Funds:

                                                                      Percentage
                                                                      ----------
  Growth and Income Fund.............................................   73.85%
  Value Fund.........................................................   14.72%
  Small Cap Fund.....................................................   21.94%
  Balanced Fund......................................................   30.50%

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 1999


 Tax-Exempt Income Distributions

 During the fiscal year ended July 31, 1999 the Funds declared tax-exempt income distributions as follows:

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
  Tax-Free Securities Fund......................................... $19,461,339
  Tax-Free Short Intermediate Securities Fund......................   1,802,136

 Post-October Loss Deferral

 Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                                 Post
                                                               October  Foreign
                                                               Capital  Currency
                                                                Losses   Losses
                                                               -------- --------
  New Asia Growth Fund........................................ $111,077  73,141
  Diversified Fixed Income Fund...............................  312,808     --
  Balanced Fund...............................................  787,032     --

8. Voting Results of a Special Meeting of the Pacific Capital New Asia Growth Fund Shareholders (Unaudited):

 A special meeting of the shareholders of the Pacific Capital Funds was held on August 23, 1999. At the meeting, shareholders voted on the approval of a new investment sub-advisory agreement between Pacific Capital Funds, Pacific Century Trust (as investment adviser of the Fund), and CMG First State (Hong
 Kong) LLC (as investment sub-adviser of the Fund).

                                                          For    Against Abstain
                                                       --------- ------- -------
  Pacific Capital New Asia Growth Fund................ 1,238,672   355    2,272

PACIFIC CAPITAL FUNDS
                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                     Growth Stock Fund
                           -------------------------------------------------------------------------------------
                                   For the                          For the                       For the
                                  Year Ended                       Year Ended                    Year Ended
                                July 31, 1999                    July 31, 1998                 July 31, 1997
                           ----------------------------   ---------------------------------   ------------------
                           Class A   Class B   Class Y    Class A   Class B (g)    Class Y    Class A   Class Y
                           -------   -------   --------   -------   -----------    --------   -------   --------
Net Asset Value,
 Beginning of Period.....  $ 17.75   $17.72    $  17.81   $ 17.43     $16.36       $  17.44   $11.89    $  11.89
                           -------   ------    --------   -------     ------       --------   ------    --------
Investment Activities
 Net investment income
  (loss).................    (0.08)   (0.10)      (0.06)    (0.04)     (0.05)           --      0.03        0.07
 Net realized and
  unrealized gain on
  investments............     2.80     2.67        2.82      2.99       1.41           3.01     5.55        5.55
                           -------   ------    --------   -------     ------       --------   ------    --------
 Total from Investment
  Activities.............     2.72     2.57        2.76      2.95       1.36           3.01     5.58        5.62
                           -------   ------    --------   -------     ------       --------   ------    --------
Distributions
 Net investment income...      --       --          --        --         --             --     (0.03)      (0.07)
 In excess of net
  investment income......    (0.01)     --          --      (0.01)       --           (0.02)   (0.01)        --
 Net realized gains......    (3.01)   (3.01)      (3.01)    (2.62)       --           (2.62)     --          --
                           -------   ------    --------   -------     ------       --------   ------    --------
 Total Distributions.....    (3.02)   (3.01)      (3.01)    (2.63)       --           (2.64)   (0.04)      (0.07)
                           -------   ------    --------   -------     ------       --------   ------    --------
Net Asset Value,
 End of Period...........  $ 17.45   $17.28    $  17.56   $ 17.75     $17.72       $  17.81   $17.43    $  17.44
                           =======   ======    ========   =======     ======       ========   ======    ========
Total Return (excludes
 sales charge)...........    17.40%   16.55%      17.72%    19.58%      8.31%(e)      19.96%   47.02%      47.39%
Ratios/Supplementary Data:
Net Assets at end of
 period (000)............  $17,417   $9,988    $382,298   $13,777     $1,459       $375,117   $9,742    $198,407
Ratio of expenses to
 average net assets......     1.32%    2.06%       1.07%     1.32%      2.07%(d)       1.07%    1.32%       1.07%
Ratio of net investment
 income (loss) to average
 net assets..............    (0.58%)  (1.35%)     (0.32%)   (0.30%)    (1.31%)(d)     (0.08%)   0.16%       0.45%
Ratio of expenses to
 average net assets*.....     1.85%    2.10%       1.11%     1.86%      2.11%(d)       1.11%    1.86%       1.11%
Ratio of net investment
 income (loss) to average
 net assets*.............    (1.12%)  (1.39%)     (0.36%)   (0.84%)    (1.35%)(d)     (0.12%)  (0.38%)      0.41%
Portfolio turnover (f)...    81.02%   81.02%      81.02%    97.03%     97.03%         97.03%   32.20%      32.20%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 13, 1994, the Trust identified those Institutional shareholders that were part of Class A and transferred these shareholders into Class Y at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for Class Y reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(b) The Financial Highlights presented for Class A reflects operations and distributions from the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of Class A only from the period from October 14, 1994 through July 31, 1995.
(c) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Y Class for the period from October 14, 1994 through July 31, 1995.
(d)  Annualized
(e)  Not annualized.
(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)  Period from commencement of operations on March 2, 1998.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                         Growth Stock Fund, continued
                                   ------------------------------------------
                                       For the                For the
                                      Year Ended           Period Ended
                                    July 31, 1996          July 31, 1995
                                   -----------------  -----------------------
                                   Class A  Class Y   Class A (b) Class Y (a)
                                   -------  --------  ----------- -----------
Net Asset Value, Beginning of
 Period..........................  $11.71   $  11.71    $ 9.83     $   9.89
                                   ------   --------    ------     --------
Investment Activities
 Net investment income (loss)....    0.07       0.10      0.12         0.11
 Net realized and unrealized gain
  on investments.................    0.89       0.89      1.87         1.83
                                   ------   --------    ------     --------
 Total from Investment
  Activities.....................    0.96       0.99      1.99         1.94
                                   ------   --------    ------     --------
Distributions
 Net investment income...........   (0.07)     (0.10)    (0.11)       (0.12)
 In excess of net investment
  income.........................     --         --        --           --
 Net realized gains..............   (0.22)     (0.22)      --           --
 In excess of net realized gains.   (0.49)     (0.49)      --           --
                                   ------   --------    ------     --------
 Total Distributions.............   (0.78)     (0.81)    (0.11)       (0.12)
                                   ------   --------    ------     --------
Net Asset Value, End of Period...  $11.89   $  11.89    $11.71     $  11.71
                                   ======   ========    ======     ========
Total Return (excludes sales
 charge).........................    8.25%      8.53%    20.43%       20.64%(c)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $5,261   $172,565    $3,905     $136,837
Ratio of expenses to average net
 assets..........................    1.34%      1.09%     1.36%        1.13%(d)
Ratio of net investment income
 (loss) to average net assets....    0.60%      0.86%     1.12%        1.30%(d)
Ratio of expenses to average net
 assets*.........................    1.88%      1.13%     1.98%        1.21%(d)
Ratio of net investment income
 (loss) to average net assets*...    0.06%      0.82%     0.50%        1.23%(d)
Portfolio turnover (f)...........   61.30%     61.30%    32.40%       32.40%

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                   Growth and Income Fund
                           -----------------------------------------------------------------------------------
                                   For the                         For the                      For the
                                  Year Ended                      Year Ended                   Year Ended
                                July 31, 1999                   July 31, 1998                July 31, 1997
                           ----------------------------  ---------------------------------  ------------------
                           Class A   Class B   Class Y   Class A   Class B (e)    Class Y   Class A   Class Y
                           -------   -------   --------  -------   -----------    --------  -------   --------
Net Asset Value,
 Beginning of Period.....  $18.72    $18.68    $  18.75  $17.25      $17.58       $  17.27  $12.32    $  12.32
                           ------    ------    --------  ------      ------       --------  ------    --------
Investment Activities
 Net investment income
  (loss).................   (0.02)    (0.08)       0.03    0.03       (0.02)          0.07    0.08        0.11
 Net realized and
  unrealized gain on
  investments............    2.38      2.25        2.34    3.01        1.12           3.01    5.57        5.58
                           ------    ------    --------  ------      ------       --------  ------    --------
 Total from Investment
  Activities.............    2.36      2.17        2.37    3.04        1.10           3.08    5.65        5.69
                           ------    ------    --------  ------      ------       --------  ------    --------
Distributions
 Net investment income...     --        --        (0.03)  (0.04)        --           (0.07)  (0.08)      (0.11)
 In excess of net
  investment income......     --        --          --      --          --             --    (0.01)        --
 Net realized gains......   (2.19)    (2.19)      (2.19)  (1.53)        --           (1.53)  (0.63)      (0.63)
                           ------    ------    --------  ------      ------       --------  ------    --------
 Total Distributions.....   (2.19)    (2.19)      (2.22)  (1.57)        --           (1.60)  (0.72)      (0.74)
                           ------    ------    --------  ------      ------       --------  ------    --------
Net Asset Value, End of
 Period..................  $18.89    $18.66    $  18.90  $18.72      $18.68       $  18.75  $17.25    $  17.27
                           ======    ======    ========  ======      ======       ========  ======    ========
Total Return (excludes
 sales charge)...........   13.67%    12.58%      13.69%  19.10%       6.27%(c)      19.37%  47.59%      47.96%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............  $9,593    $8,265    $157,891  $6,730      $2,184       $164,706  $3,726    $123,821
Ratio of expenses to
 average net assets......    1.35%     2.09%       1.10%   1.33%       2.08%(b)       1.08%   1.32%       1.07%
Ratio of net investment
 income (loss) to average
 net assets..............   (0.12%)   (0.90%)      0.15%   0.13%      (0.73%)(b)      0.38%   0.48%       0.79%
Ratio of expenses to
 average net assets*.....    1.89%     2.13%       1.14%   1.87%       2.12%(b)       1.12%   1.86%       1.12%
Ratio of net investment
 income (loss) to average
 net assets*.............   (0.66%)   (0.94%)      0.11%  (0.41%)     (0.77%)(b)      0.34%  (0.06%)      0.75%
Portfolio turnover (d)...   65.56%    65.56%      65.56%  75.92%      75.92%         75.92%  74.83%      74.83%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                 Growth and Income Fund, continued
                                -------------------------------------------
                                    For the       For the period from
                                  Year Ended       October 14, 1994
                                 July 31, 1996    to July 31, 1995(a)
                                ----------------  -------------------------
                                Class A  Class Y   Class A        Class Y
                                -------  -------  ---------      ----------
Net Asset Value, Beginning of
 Period.......................  $11.44   $ 11.43  $   10.00      $    10.00
                                ------   -------  ---------      ----------
Investment Activities
 Net investment income (loss).    0.16      0.17       0.17            0.20
 Net realized and unrealized
  gain on investments.........    1.19      1.21       1.44            1.42
                                ------   -------  ---------      ----------
 Total from Investment
  Activities..................    1.35      1.38       1.61            1.62
                                ------   -------  ---------      ----------
Distributions
 Net investment income........   (0.15)    (0.17)     (0.17)          (0.19)
 In excess of net investment
  income......................   (0.01)    (0.01)       --              --
 Net realized gains...........   (0.31)    (0.31)       --              --
                                ------   -------  ---------      ----------
 Total Distributions..........   (0.47)    (0.49)     (0.17)          (0.19)
                                ------   -------  ---------      ----------
Net Asset Value, End of
 Period.......................  $12.32   $ 12.32  $   11.44      $    11.43
                                ======   =======  =========      ==========
Total Return (excludes sales
 charge)......................   11.96%    12.29%     16.35%(c)       16.41%(c)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)........................  $1,160   $74,427  $     328      $   41,771
Ratio of expenses to average
 net assets...................    1.37%     1.11%      1.40%(b)        1.14%(b)
Ratio of net investment income
 (loss) to average net assets.    1.03%     1.43%      2.08%(b)        2.47%(b)
Ratio of expenses to average
 net assets*..................    1.91%     1.15%      1.99%(b)        1.22%(b)
Ratio of net investment income
 (loss) to average net
 assets*......................    0.49%     1.39%      1.49%(b)        2.39%(b)
Portfolio turnover (d)........   80.83%    80.83%     12.78%          12.78%

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                         New Asia Growth Fund
                          --------------------------------------------------------------
                                  For the                         For the
                                Year Ended                      Year Ended
                               July 31, 1999                   July 31, 1998
                          ---------------------------   --------------------------------
                          Class A   Class B   Class Y   Class A   Class B (e)    Class Y
                          -------   -------   -------   -------   -----------    -------
Net Asset Value,
 Beginning of Period....  $ 6.35    $ 6.34    $  6.37   $13.89      $ 9.09       $ 13.94
                          ------    ------    -------   ------      ------       -------
Investment Activities
 Net investment income
  (loss)................   (0.05)    (0.02)     (0.06)    0.09        0.04          0.12
 Net realized and
  unrealized gain (loss)
  on investments........    4.29      4.18       4.33    (6.59)      (2.79)        (6.63)
                          ------    ------    -------   ------      ------       -------
 Total from Investment
  Activities............    4.24      4.16       4.27    (6.50)      (2.75)        (6.51)
                          ------    ------    -------   ------      ------       -------
Distributions
 Net investment income..     --        --         --       --          --          (0.02)
 In excess of net
  investment income.....   (0.02)      --       (0.04)     --          --            --
 Net realized gains.....     --        --         --     (1.04)        --          (1.04)
                          ------    ------    -------   ------      ------       -------
 Total Distributions....   (0.02)      --       (0.04)   (1.04)        --          (1.06)
                          ------    ------    -------   ------      ------       -------
Net Asset Value, End of
 Period.................  $10.57    $10.50    $ 10.60   $ 6.35      $ 6.34       $  6.37
                          ======    ======    =======   ======      ======       =======
Total Return (excludes
 sales charge)..........   66.99%    65.66%     67.38%  (48.84%)    (30.25%)(c)   (48.76%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $2,379    $  311    $15,954   $1,614      $   66       $14,569
Ratio of expenses to
 average net assets.....    2.14%     2.82%      1.90%    2.18%       2.89%(b)      1.93%
Ratio of net investment
 income (loss) to
 average net assets.....   (0.52%)   (1.33%)    (0.33%)   0.98%       1.70%(b)      1.32%
Ratio of expenses to
 average net assets*....    2.78%     2.95%      2.05%    2.86%       3.35%(b)      2.13%
Ratio of net investment
 income (loss) to
 average net assets*....   (1.16%)   (1.46%)    (0.47%)   0.30%       1.24%(b)      1.12%
Portfolio turnover (d)..  152.58%   152.58%    152.58%  129.77%     129.77%       129.77%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                   New Asia Growth Fund, continued
                          --------------------------------------------------------------
                                                                  For the period
                                                                       from
                              For the            For the         February 15, 1995
                            Year Ended         Year Ended               to
                           July 31, 1997      July 31, 1996      July 31, 1995(a)
                          -----------------  -----------------   -----------------------
                          Class A   Class Y  Class A   Class Y   Class A        Class Y
                          -------   -------  -------   -------   --------       --------
Net Asset Value,
 Beginning of Period....  $11.11    $ 11.14  $11.21    $11.22    $  10.00       $  10.00
                          ------    -------  ------    ------    --------       --------
Investment Activities
 Net investment income
  (loss)................    0.03       0.06   (0.02)    (0.01)       0.02           0.04
 Net realized and
  unrealized gain (loss)
  on
  investments...........    2.88       2.87    0.20      0.22        1.19           1.18
                          ------    -------  ------    ------    --------       --------
 Total from Investment
  Activities............    2.91       2.93    0.18      0.21        1.21           1.22
                          ------    -------  ------    ------    --------       --------
Distributions
 Net investment income..   (0.01)     (0.01)    --        --          --             --
 In excess of net
  investment income.....     --         --    (0.02)    (0.03)        --             --
 Net realized gains.....   (0.12)     (0.12)  (0.26)    (0.26)        --             --
                          ------    -------  ------    ------    --------       --------
 Total Distributions....   (0.13)     (0.13)  (0.28)    (0.29)        --             --
                          ------    -------  ------    ------    --------       --------
Net Asset Value, End of
 Period.................  $13.89    $ 13.94  $11.11    $11.14    $  11.21       $  11.22
                          ======    =======  ======    ======    ========       ========
Total Return (excludes
 sales charge)..........   26.31%     26.50%   1.71%     1.99%      12.10%(c)      12.20%(c)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $3,459    $18,376  $1,990    $8,469    $    330       $  2,861
Ratio of expenses to
 average net assets.....    1.98%      1.72%   2.22%     1.98%       2.24%(b)       1.97%(b)
Ratio of net investment
 income (loss) to
 average net assets.....    0.20%      0.46%  (0.28%)   (0.02%)      0.80%(b)       1.18%(b)
Ratio of expenses to
 average net assets*....    2.58%      1.82%   3.58%     2.84%       3.51%(b)       2.74%(b)
Ratio of net investment
 income (loss) to
 average net assets*....   (0.40%)     0.36%  (1.64%)   (0.88%)     (0.47%)(b)      0.42%(b)
Portfolio turnover (d)..  134.89%    134.89%  86.53%    86.53%      55.62%         55.62%

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                 Diversified Fixed Income
                          ------------------------------------------------------------------------------
                                  For the                       For the                    For the
                                 Year Ended                    Year Ended                 Year Ended
                               July 31, 1999                 July 31, 1998              July 31, 1997
                          --------------------------  -------------------------------  -----------------
                          Class A  Class B  Class Y   Class A  Class B (e)   Class Y   Class A  Class Y
                          -------  -------  --------  -------  -----------   --------  -------  --------
Net Asset Value,
 Beginning of Period....  $10.92   $10.91   $  11.00  $10.71     $10.79      $  10.78  $10.45   $  10.53
                          ------   ------   --------  ------     ------      --------  ------   --------
Investment Activities
 Net investment income..    0.56     0.48       0.59    0.58       0.23          0.61    0.57       0.60
 Net realized and
  unrealized gain (loss)
  on investments........   (0.43)   (0.44)     (0.45)   0.21       0.12          0.22    0.35       0.34
                          ------   ------   --------  ------     ------      --------  ------   --------
 Total from Investment
  Activities............    0.13     0.04       0.14    0.79       0.35          0.83    0.92       0.94
                          ------   ------   --------  ------     ------      --------  ------   --------
Distributions
 Net investment income..   (0.56)   (0.48)     (0.59)  (0.58)     (0.23)        (0.61)  (0.57)     (0.60)
 In excess of net
  investment income.....     --       --         --      --         --            --      --         --
 Net realized gains.....   (0.10)   (0.06)     (0.07)    --         --            --      --         --
 In excess of net
  realized gains........     --     (0.04)     (0.03)    --         --            --    (0.09)     (0.09)
                          ------   ------   --------  ------     ------      --------  ------   --------
 Total Distributions....   (0.66)   (0.58)     (0.69)  (0.58)     (0.23)        (0.61)  (0.66)     (0.69)
                          ------   ------   --------  ------     ------      --------  ------   --------
Net Asset Value, End of
 Period.................  $10.39   $10.37   $  10.45  $10.92     $10.91      $  11.00  $10.71   $  10.78
                          ======   ======   ========  ======     ======      ========  ======   ========
Total Return (excludes
 sales charge)..........    1.02%    0.24%      1.10%   7.61%      3.25%(c)      7.94%   9.20%      9.30%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $2,228   $2,078   $199,413  $1,497     $  236      $158,909  $1,103   $132,583
Ratio of expenses to
 average net assets.....    0.98%    1.72%      0.73%   1.02%      1.71%(b)      0.77%   1.15%      0.90%
Ratio of net investment
 income to average net
 assets.................    5.08%    4.39%      5.34%   5.36%      4.54%(b)      5.61%   5.44%      5.67%
Ratio of expenses to
 average net assets*....    1.67%    1.91%      0.92%   1.65%      1.90%(b)      0.90%   1.69%      0.94%
Ratio of net investment
 income to average net
 assets*................    4.39%    4.20%      5.15%   4.73%      4.35%(b)      5.48%   4.90%      5.63%
Portfolio turnover (d)..   60.00%   60.00%     60.00%  57.58%     57.58%        57.58%  80.98%     80.98%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                  Diversified Fixed Income, continued
                                  --------------------------------------------
                                       For the       For the Period From
                                     Year Ended      October 14, 1994 to
                                   July 31, 1996      July 31, 1995(a)
                                  -----------------  -------------------------
                                  Class A  Class Y    Class A        Class Y
                                  -------  --------  ---------      ----------
Net Asset Value, Beginning of
 Period.........................  $10.75   $  10.84  $   10.00      $    10.00
                                  ------   --------  ---------      ----------
Investment Activities
 Net investment income..........    0.59       0.58       0.49            0.55
 Net realized and unrealized
  gain (loss) on investments....   (0.19)     (0.16)      0.74            0.78
                                  ------   --------  ---------      ----------
 Total from Investment
  Activities....................    0.40       0.42       1.23            1.33
                                  ------   --------  ---------      ----------
Distributions
 Net investment income..........   (0.58)     (0.61)     (0.48)          (0.49)
 In excess of net investment
  income........................   (0.02)     (0.02)       --              --
 Net realized gains.............     --         --         --              --
 In excess of net realized
  gains.........................   (0.10)     (0.10)       --              --
                                  ------   --------  ---------      ----------
 Total Distributions............   (0.70)     (0.73)     (0.48)          (0.49)
                                  ------   --------  ---------      ----------
Net Asset Value, End of Period..  $10.45   $  10.53  $   10.75      $    10.84
                                  ======   ========  =========      ==========
Total Return (excludes sales
 charge)........................    3.69%      3.85%     12.66%(c)       13.70%(c)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)..........................  $1,093   $161,742  $      27      $   54,827
Ratio of expenses to average net
 assets.........................    1.15%      0.88%      1.18%(b)        0.93%(b)
Ratio of net investment income
 to average net assets..........    5.31%      5.56%      6.25%(b)        6.71%(b)
Ratio of expenses to average net
 assets*........................    1.69%      0.92%      1.77%(b)        1.01%(b)
Ratio of net investment income
 to average net assets*.........    4.77%      5.52%      5.66%(b)        6.63%(b)
Portfolio turnover (d)..........   58.86%     58.86%     60.47%          60.47%

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                      U.S. Treasury Securities Fund
                         -----------------------------------------------------------------------------------------------
                             For the           For the           For the           For the               For the
                           Year Ended        Year Ended        Year Ended        Year Ended           Period Ended
                          July 31, 1999     July 31, 1998     July 31, 1997     July 31, 1996         July 31, 1995
                         ----------------  ----------------  ----------------  ----------------  -----------------------
                         Class A  Class Y  Class A  Class Y  Class A  Class Y  Class A  Class Y  Class A (b) Class Y (a)
                         -------  -------  -------  -------  -------  -------  -------  -------  ----------- -----------
Net Asset Value,
 Beginning of Period.... $ 9.58   $  9.59  $ 9.37   $  9.38  $ 9.13   $  9.14  $ 9.42   $  9.43    $ 9.04      $  8.66
                         ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Net investment income...   0.52      0.54    0.52      0.54    0.52      0.53    0.53      0.59      0.50         0.44
Net realized and
 unrealized gain (loss)
 on investments.........  (0.37)    (0.37)   0.21      0.21    0.25      0.26   (0.20)    (0.24)     0.38         0.76
                         ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Total from Investment
 Activities.............   0.15      0.17    0.73      0.75    0.77      0.79    0.33      0.35      0.88         1.20
                         ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Distributions
Net investment income...  (0.50)    (0.53)  (0.52)    (0.54)  (0.46)    (0.54)  (0.53)    (0.55)    (0.50)       (0.43)
In excess of net
 investment income......  (0.02)    (0.01)    --        --    (0.07)    (0.01)  (0.09)    (0.09)      --           --
                         ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Total Distributions.....  (0.52)    (0.54)  (0.52)    (0.54)  (0.53)    (0.55)  (0.62)    (0.64)    (0.50)       (0.43)
                         ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Net Asset Value, End of
 Period................. $ 9.21   $  9.22  $ 9.58   $  9.59  $ 9.37   $  9.38  $ 9.13   $  9.14    $ 9.42      $  9.43
                         ======   =======  ======   =======  ======   =======  ======   =======    ======      =======
Total Return (excludes
 sales charge)..........   1.41%     1.65%   7.98%     8.24%   8.68%     8.92%   3.43%     3.71%    10.18%       10.49%(c)
Ratios/Supplementary Data:
Net Assets at end of
 period (000)........... $1,369   $20,486  $1,090   $22,178  $1,087   $23,832  $  979   $23,248    $1,035      $51,264
Ratio of expenses to
 average net assets.....   1.01%     0.76%   1.07%     0.82%   1.16%     0.91%   1.20%     0.95%     1.19%        1.02%
Ratio of net investment
 income to average net
 assets.................   5.36%     5.60%   5.45%     5.70%   5.60%     5.85%   5.55%     5.81%     5.57%        5.78%
Ratio of expenses to
 average net assets*....   1.80%     1.05%   1.76%     1.01%   1.70%     0.95%   1.74%     0.99%     1.81%        1.09%
Ratio of net investment
 income to average net
 assets*................   4.57%     5.31%   4.76%     5.51%   5.06%     5.81%   5.01%     5.77%     4.96%        5.71%
Portfolio turnover (d)..   9.25%     9.25%  11.82%    11.82%  44.90%    44.90%  15.75%    15.75%    80.98%       80.98%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 13, 1994, the Trust identified those Institutional shareholders that were part of Class A and transferred these shareholders into Class Y at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for Class Y reflect operations and distributions for the period from October 14, 1994 through July 31, 1995.
(b) The Financial Highlights presented for Class A reflect operations and distributions from the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of Class A only from the period from October 14, 1994 through July 31, 1995.
(c) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for Class Y for the period from October 14, 1994 through July 31, 1995.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                             Short Intermediate U.S. Treasury Securities Fund
                          --------------------------------------------------------------------------------------------
                              For the          For the          For the          For the               For the
                            Year Ended       Year Ended       Year Ended       Year Ended           Period Ended
                           July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996         July 31, 1995
                          ---------------  ---------------  ---------------  ----------------  -----------------------
                          Class A Class Y  Class A Class Y  Class A Class Y  Class A  Class Y  Class A (b) Class Y (a)
                          ------- -------  ------- -------  ------- -------  -------  -------  ----------- -----------
Net Asset Value,
 Beginning of Period....   $9.64  $  9.66   $9.55  $  9.56   $9.41  $  9.42  $ 9.60   $  9.61     $9.52      $  9.30
                           -----  -------   -----  -------   -----  -------  ------   -------     -----      -------
Investment Activities
 Net investment income..    0.45     0.48    0.49     0.51    0.49     0.52    0.48      0.53      0.52         0.44
 Net realized and
  unrealized gain (loss)
  on investments........   (0.18)   (0.18)   0.09     0.10    0.14     0.14   (0.11)    (0.13)     0.05         0.31
                           -----  -------   -----  -------   -----  -------  ------   -------     -----      -------
 Total from Investment
  Activities............    0.27     0.30    0.58     0.61    0.63     0.66    0.37      0.40      0.57         0.75
                           -----  -------   -----  -------   -----  -------  ------   -------     -----      -------
Distributions
 Net investment income..   (0.45)   (0.48)  (0.49)   (0.51)  (0.49)   (0.52)  (0.50)    (0.53)    (0.49)       (0.44)
 In excess of net
  investment income.....     --       --      --       --      --       --    (0.04)    (0.04)      --           --
 Net realized gains.....   (0.04)   (0.04)    --       --      --       --      --        --        --           --
 In excess of net
  realized gains........     --       --      --       --      --       --    (0.02)    (0.02)      --           --
                           -----  -------   -----  -------   -----  -------  ------   -------     -----      -------
 Total Distributions....   (0.49)   (0.52)  (0.49)   (0.51)  (0.49)   (0.52)  (0.56)    (0.59)    (0.49)       (0.44)
                           -----  -------   -----  -------   -----  -------  ------   -------     -----      -------
Net Asset Value, End of
 Period.................   $9.42  $  9.44   $9.64  $  9.66   $9.55  $  9.56  $ 9.41   $  9.42     $9.60      $  9.61
                           =====  =======   =====  =======   =====  =======  ======   =======     =====      =======
Total Return (excludes
 sales charge)..........    2.79%    3.05%   6.27%    6.62%   6.92%    7.19%   3.90%     4.18%     6.28%        6.57%(c)
Ratios/Supplementary Data:
Net Assets at end of
 period (000)...........   $ 595  $33,332   $ 654  $24,843   $ 618  $26,722  $1,156   $23,545     $ 489      $16,214
Ratio of expenses to
 average net assets.....    0.94%    0.67%   0.89%    0.64%   0.87%    0.62%   0.92%     0.67%     0.99%        0.75%
Ratio of net investment
 income to average net
 assets.................    4.65%    4.89%   5.11%    5.36%   5.22%    5.47%   5.14%     5.40%     5.51%        5.84%
Ratio of expenses to
 average net assets*....    1.49%    0.72%   1.64%    0.89%   1.62%    0.87%   1.67%     0.92%     1.78%        0.99%
Ratio of net investment
 income to average net
 assets*................    4.10%    4.84%   4.36%    5.11%   4.47%    5.22%   4.39%     5.15%     4.72%        5.61%
Portfolio turnover (d)..   63.27%   63.27%  17.33%   17.33%  51.56%   51.56%  47.17%    47.17%    62.73%       62.73%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 13, 1994, the Trust identified those Institutional shareholders that were part of Class A and transferred these shareholders into Class Y at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for Class Y reflect operations and distributions for the period from October 14, 1994 through July 31, 1995.
(b) The Financial Highlights presented for Class A reflect operations and distributions from the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of Class A only from the period from October 14, 1994 through July 31, 1995.
(c) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for Class Y for the period from October 14, 1994 through July 31, 1995.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                 Tax-Free Securities Fund
                          ------------------------------------------------------------------------------
                                  For the                       For the                    For the
                                 Year Ended                    Year Ended                 Year Ended
                               July 31, 1999                 July 31, 1998              July 31, 1997
                          --------------------------  -------------------------------  -----------------
                          Class A  Class B  Class Y   Class A  Class B (e)   Class Y   Class A  Class Y
                          -------  -------  --------  -------  -----------   --------  -------  --------
Net Asset Value,
 Beginning of Period....  $10.84   $10.83   $  10.88  $10.84     $10.84      $  10.86  $10.44   $  10.46
                          ------   ------   --------  ------     ------      --------  ------   --------
Investment Activities
 Net investment income..    0.48     0.40       0.51    0.48       0.21          0.51    0.49       0.51
 Net realized and
  unrealized gain (loss)
  on investments........   (0.25)   (0.24)     (0.25)   0.06      (0.01)         0.08    0.46       0.46
                          ------   ------   --------  ------     ------      --------  ------   --------
 Total from Investment
  Activities............    0.23     0.16       0.26    0.54       0.20          0.59    0.95       0.97
                          ------   ------   --------  ------     ------      --------  ------   --------
Distributions
 Net investment income..   (0.48)   (0.40)     (0.51)  (0.48)     (0.21)        (0.51)  (0.49)     (0.51)
 In excess of net
  investment income.....     --       --         --      --         --            --      --         --
 Net realized gains.....   (0.10)   (0.10)     (0.10)  (0.06)       --          (0.06)  (0.06)     (0.06)
 In excess of net
  realized gains........     --       --         --      --         --            --      --         --
                          ------   ------   --------  ------     ------      --------  ------   --------
 Total Distributions....   (0.58)   (0.50)     (0.61)  (0.54)     (0.21)        (0.57)  (0.55)     (0.57)
                          ------   ------   --------  ------     ------      --------  ------   --------
Net Asset Value, End of
 Period.................  $10.49   $10.49   $  10.53  $10.84     $10.83      $  10.88  $10.84   $  10.86
                          ======   ======   ========  ======     ======      ========  ======   ========
Total Return (excludes
 sales charge)..........    2.00%    1.40%      2.26%   5.17%      1.82%(b)      5.63%   9.35%      9.58%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $4,795   $1,756   $424,022  $3,054     $  272      $416,544  $2,545   $296,764
Ratio of expenses to
 average net assets.....    0.96%    1.70%      0.71%   1.02%      1.71%(c)      0.77%   1.12%      0.87%
Ratio of net investment
 income to average net
 assets.................    4.41%    3.68%      4.66%   4.49%      3.75%(c)      4.74%   4.60%      4.86%
Ratio of expenses to
 average net assets*....    1.65%    1.89%      0.90%   1.65%      1.90%(c)      0.90%   1.66%      0.91%
Ratio of net investment
 income to average net
 assets*................    3.72%    3.49%      4.47%   3.86%      3.56%(c)      4.61%   4.06%      4.82%
Portfolio turnover (d)..    9.91%    9.91%      9.91%  10.73%     10.73%        10.73%  11.07%     11.07%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations on October 14, 1994.
(b) Not annualized
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                     Tax-Free Securities Fund, continued
                                     -----------------------------------------
                                         For the             For the
                                        Year Ended         Period Ended
                                      July 31, 1996     July 31, 1995 (a)
                                     -----------------  ----------------------
                                     Class A  Class Y   Class A       Class Y
                                     -------  --------  --------     ---------
Net Asset Value, Beginning of
 Period............................  $10.53   $  10.56  $ 10.00      $   10.00
                                     ------   --------  -------      ---------
Investment Activities
 Net investment income.............    0.50       0.52     0.39           0.42
 Net realized and unrealized gain
  (loss) on investments............    0.07       0.07     0.50           0.51
                                     ------   --------  -------      ---------
 Total from Investment Activities..    0.57       0.59     0.89           0.93
                                     ------   --------  -------      ---------
Distributions
 Net investment income.............   (0.49)     (0.52)   (0.36)         (0.37)
 In excess of net investment
  income...........................   (0.04)     (0.04)     --             --
 Net realized gains................   (0.09)     (0.09)     --             --
 In excess of net realized gains...   (0.04)     (0.04)     --             --
                                     ------   --------  -------      ---------
 Total Distributions...............   (0.66)     (0.69)   (0.36)         (0.37)
                                     ------   --------  -------      ---------
Net Asset Value, End of Period.....  $10.44   $  10.46  $ 10.53      $   10.56
                                     ======   ========  =======      =========
Total Return (excludes sales
 charge)...........................    5.54%      5.73%    9.06%(b)       9.54%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..  $  569   $288,934  $   563      $ 281,646
Ratio of expenses to average net
 assets............................    1.14%      0.89%    1.15%(c)       0.89%(c)
Ratio of net investment income to
 average net assets................    4.66%      4.92%    4.93%(c)       5.16%(c)
Ratio of expenses to average net
 assets*...........................    1.68%      0.93%    1.74%(c)       0.98%(c)
Ratio of net investment income to
 average net assets*...............    4.12%      4.88%    4.34%(c)       5.07%(c)
Portfolio turnover (d).............   24.78%     24.78%   49.17%         49.17%

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                              Tax-Free Short Intermediate Securities Fund
                          ---------------------------------------------------------------------------------------------
                              For the           For the           For the           For the             For the
                            Year Ended        Year Ended        Year Ended        Year Ended         Period Ended
                           July 31, 1999     July 31, 1998     July 31, 1997     July 31, 1996     July 31, 1995 (a)
                          ----------------  ----------------  ----------------  ----------------  ---------------------
                          Class A  Class Y  Class A  Class Y  Class A  Class Y  Class A  Class Y  Class A (b)   Class Y
                          -------  -------  -------  -------  -------  -------  -------  -------  -----------   -------
Net Asset Value,
 Beginning of Period....  $10.09   $ 10.15  $10.17   $ 10.21  $10.05   $ 10.08  $10.11   $ 10.14    $10.00      $ 10.00
                          ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Investment Activities
 Net investment income..    0.34      0.37    0.35      0.38    0.37      0.39    0.37      0.40      0.30         0.32
 Net realized and
  unrealized gain (loss)
  on investments........   (0.09)    (0.10) (0.02)       --     0.13      0.14   (0.03)    (0.03)     0.08         0.11
                          ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
 Total from Investment
  Activities............    0.25      0.27    0.33      0.38    0.50      0.53    0.34      0.37      0.38         0.43
                          ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Distributions
 Net investment income..   (0.34)    (0.37)  (0.35)    (0.38)  (0.37)    (0.39)  (0.37)    (0.40)    (0.27)       (0.29)
 In excess of net
  investment income.....     --        --      --        --      --        --    (0.03)    (0.03)      --           --
 Net realized gains.....   (0.05)    (0.05)  (0.06)    (0.06)  (0.01)    (0.01)    --        --        --           --
                          ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
 Total Distributions....   (0.39)    (0.42)  (0.41)    (0.44)  (0.38)    (0.40)  (0.40)    (0.43)    (0.27)       (0.29)
                          ------   -------  ------   -------  ------   -------  ------   -------    ------      -------
Net Asset Value, End of
 Period.................  $ 9.95   $ 10.00  $10.09   $ 10.15  $10.17   $ 10.21  $10.05   $ 10.08    $10.11      $ 10.14
                          ======   =======  ======   =======  ======   =======  ======   =======    ======      =======
Total Return (excludes
 sales charge)..........    2.44%     2.60%   3.36%     3.83%   5.06%     5.36%   3.41%     3.67%     3.90%(b)     4.36%(b)
Ratios/
 Supplementary Data:
Net Assets at end of
 period (000)...........    $878   $47,668    $478   $52,185    $724   $37,410    $451   $39,472      $308      $39,993
Ratio of expenses to
 average net assets.....    0.98%     0.73%   1.01%     0.76%   1.09%     0.84%   1.08%     0.83%     1.05%(c)     0.85%(c)
Ratio of net investment
 income to average net
 assets.................    3.35%     3.61%   3.50%     3.75%   3.57%     3.82%   3.64%     3.90%     3.82%(c)     4.03%(c)
Ratio of expenses to
 average net assets*....    1.63%     0.88%   1.62%     0.87%   1.64%     0.89%   1.63%     0.88%     1.64%(c)     0.94%(c)
Ratio of net investment
 income to average net
 assets*................    2.70%     3.46%   2.89%     3.64%   3.02%     3.77%   3.09%     3.85%     3.23%(c)     3.94%(c)
Portfolio turnover (d)..   18.40%    18.40%  47.55%    47.55%  29.46%    29.46%  54.70%    54.70%    89.98%       89.98%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations on October 14, 1994.
(b) Not annualized
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                        International Stock Fund
                                   -----------------------------------------
                                       Period Ended July 31, 1999
                                   -----------------------------------------
                                   Class A (e)    Class B (f)    Class Y (d)
                                   -----------    -----------    -----------
Net Asset Value, Beginning of
 Period..........................    $10.09         $10.20         $ 10.00
                                     ------         ------         -------
Investment Activities
 Net investment loss.............       --           (0.02)            --
 Net realized and unrealized gain
  on investments.................      1.87           1.72            1.98
                                     ------         ------         -------
 Total from Investment
  Activities.....................      1.87           1.70            1.98
                                     ------         ------         -------
Net Asset Value, End of Period...    $11.96         $11.90         $ 11.98
                                     ======         ======         =======
Total Return (excludes sales
 charge).........................     18.53%(a)      16.67%(a)       19.90%(a)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................    $  265         $  102         $81,253
Ratio of expenses to average net
 assets..........................      1.94%(b)       2.76%(b)        1.65%(b)
Ratio of net investment income
 (loss) to average net assets....     (0.19%)(b)     (1.08%)(b)       0.03%(b)
Ratio of expenses to average net
 assets*.........................      2.61%(b)       2.91%(b)        1.79%(b)
Ratio of net investment income
 (loss) to average net assets*...     (0.86%)(b)     (1.24%)(b)      (0.10%)(b)
Portfolio turnover (c)...........    156.46%        156.46%         156.46%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) For the period from December 2, 1998 (commencement of operations) to July 31, 1999.
(e) For the period from December 8, 1998 (commencement of operations) to July 31, 1999.
(f) For the period from December 20, 1998 (commencement of operations) to July 31, 1999.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                Value Fund
                                    -----------------------------------------
                                               Period Ended
                                               July 31, 1999
                                    -----------------------------------------
                                    Class A (e)    Class B (f)    Class Y (d)
                                    -----------    -----------    -----------
Net Asset Value, Beginning of
 Period...........................    $10.05         $ 9.90         $ 10.00
                                      ------         ------         -------
Investment Activities
 Net investment income (loss).....      0.01          (0.01)           0.04
 Net realized and unrealized gain
  on investments..................      0.78           0.91            0.83
                                      ------         ------         -------
 Total from Investment Activities.      0.79           0.90            0.87
                                      ------         ------         -------
Distributions
 Net investment income............       --             --            (0.03)
 In excess of net investment
  income..........................     (0.02)         (0.01)          (0.01)
 Net realized gains...............     (0.45)         (0.38)          (0.45)
 In excess of net realized gains..       --           (0.07)            --
                                      ------         ------         -------
 Total Distributions..............     (0.47)         (0.46)          (0.49)
                                      ------         ------         -------
Net Asset Value, End of Period....    $10.37         $10.34         $ 10.38
                                      ======         ======         =======
Total Return (excludes sales
 charge)..........................      7.81%(a)       8.94%(a)        8.56%(a)
Ratios/Supplementary Data:
Net Assets at end of period (000).    $  178         $  472         $75,464
Ratio of expenses to average net
 assets...........................      1.60%(b)       2.44%(b)        1.28%(b)
Ratio of net investment income
 (loss) to average net assets.....     (0.01%)(b)     (0.71%)(b)       0.40%(b)
Ratio of expenses to average net
 assets*..........................      2.15%(b)       2.48%(b)        1.32%(b)
Ratio of net investment income
 (loss) to average net assets*....     (0.56%)(b)     (0.75%)(b)       0.36%(b)
Portfolio turnover (c)............    113.72%        113.72%         113.72%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) For the period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) For the period from December 8, 1998 (commencement of operations) to July 31, 1999.
(f) For the period from December 13, 1998 (commencement of operations) to July 31, 1999.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                             Small Cap Fund
                                   -----------------------------------------
                                              Period Ended
                                              July 31, 1999
                                   -----------------------------------------
                                   Class A (e)    Class B (f)    Class Y (d)
                                   -----------    -----------    -----------
Net Asset Value, Beginning of
 Period..........................    $10.07         $ 9.78         $ 10.00
                                     ------         ------         -------
Investment Activities
 Net investment loss.............     (0.01)         (0.03)            --
 Net realized and unrealized gain
  on investments.................      0.60           0.86            0.67
                                     ------         ------         -------
 Total from Investment
  Activities.....................      0.59           0.83            0.67
                                     ------         ------         -------
Net Asset Value, End of Period...    $10.66         $10.61         $ 10.67
                                     ======         ======         =======
Total Return (excludes sales
 charge).........................      5.91%(a)       8.56%(a)        6.75%(a)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................    $   93         $   82         $31,812
Ratio of expenses to average net
 assets..........................      1.84%(b)       2.59%(b)        1.52%(b)
Ratio of net investment income
 (loss) to average net assets....     (0.26%)(b)     (1.00%)(b)       0.08%(b)
Ratio of expenses to average net
 assets*.........................      2.50%(b)       2.73%(b)        1.66%(b)
Ratio of net investment income
 (loss) to average net assets*...     (0.91%)(b)     (1.15%)(b)      (0.06%)(b)
Portfolio turnover (c)...........     60.08%         60.08%          60.08%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) For the period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) For the period from December 8, 1998 (commencement of operations) to July 31, 1999.
(f) For the period from December 20, 1998 (commencement of operations) to July 31, 1999.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                Balanced Fund
                                           ----------------------------------
                                                June 21, 1999
                                             to July 31, 1999 (d)
                                           ----------------------------------
                                           Class A      Class B      Class Y
                                           -------      -------      --------
Net Asset Value, Beginning of Period.....  $10.00       $10.00       $  10.00
                                           ------       ------       --------
Investment Activities
 Net investment income (loss)............    0.01         0.01          (0.03)
 Net realized and unrealized gain (loss)
  on investments.........................   (0.21)       (0.22)         (.16)
                                           ------       ------       --------
 Total from Investment Activities........   (0.20)       (0.21)         (.19)
                                           ------       ------       --------
Distributions
 Net investment income...................   (0.01)         --           (0.02)
 In excess of net investment income......     --         (0.01)           --
                                           ------       ------       --------
 Total Distributions.....................   (0.01)       (0.01)         (0.02)
                                           ------       ------       --------
Net Asset Value, End of Period...........  $ 9.79       $ 9.78       $   9.79
                                           ======       ======       ========
Total Return (excludes sales charge).....   (1.95%)(a)   (2.09%)(a)     (1.94%)(a)
Ratios/Supplementary Data:
Net Assets at end of period (000)........  $   62       $  307       $184,081
Ratio of expenses to average net assets..    1.38%(b)     2.16%(b)       1.08%(b)
Ratio of net investment income to average
 net assets..............................    1.45%(b)      .81%(b)       1.69%(b)
Ratio of expenses to average net assets*.    2.03%(b)     2.31%(b)       1.22%(b)
Ratio of net investment income to average
 net assets*.............................     .80%(b)      .66%(b)       1.55%(b)
Portfolio turnover (c)...................    5.47%        5.47%          5.47%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from commencement of operations.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                        Report of Independent Auditors

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Fund, Diversified Fixed Income Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund) (the Funds) as of July 31, 1999, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Capital Funds as of July 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Columbus, Ohio
September 10, 1999

INVESTMENT ADVISER
Pacific Century Trust, A Division of Bank of Hawaii
111 South King Street
Honolulu, HI 96813

SUB-ADVISERS
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

CMG First State (Hong Kong) LLC
3 Exchange Square
8 Connaught Place Central
Hong Kong

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street, 20th Floor
Los Angeles, CA 90071

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, OH 43215

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

The Pacific Capital Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the Pacific Capital Funds, which you should read carefully before you invest or send money.